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As filed with the Securities and Exchange Commission on July 21, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

1933 Act File No. 333-

Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO.

GLADSTONE INVESTMENT CORPORATION
(Exact name of registrant as specified in charter)

1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VA 22102
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 287-5800

DAVID GLADSTONE
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
GLADSTONE INVESTMENT CORPORATION
1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VIRGINIA 22102
(Name and address of agent for service)

COPIES TO:

THOMAS R. SALLEY, ESQ.
DARREN K. DESTEFANO, ESQ.
CHRISTINA L. NOVAK, ESQ.
COOLEY GODWARD KRONISH LLP
ONE FREEDOM SQUARE
RESTON TOWN CENTER
11951 FREEDOM DRIVE
RESTON, VIRGINIA 20190
(703) 456-8000
(703) 456-8100 (facsimile)

Approximate date of proposed public offering: From time to time after the effective date of this registration statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.001 par value per share; Preferred Stock, $0.001 par value per share; Subscription Rights; Warrants; and Debt Securities	$300,000,000	$16,740

Total	$300,000,000	$16,740

(1)
Pursuant to Rule 429 under the Securities Act of 1933, the prospectus included in this Registration Statement is a combined prospectus that relates to the Registration Statement (File No. 333-147185), previously filed by the Registrant on Form N-2. Registration fees of $16,840 were previously paid, $14,529 of which (calculated using the filing fees currently in effect) shall be applied to the fee payable in connection with this Registration Statement. In no event will the aggregate public offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 21, 2009

PROSPECTUS

GLADSTONE INVESTMENT CORPORATION

$300,000,000

COMMON STOCK
PREFERRED STOCK
SUBSCRIPTION RIGHTS
WARRANTS
DEBT SECURITIES

        We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or a combination of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol "GAIN." As of July 20, 2009, the last reported sales price for our common stock was $4.84.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

        The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                    , 2009

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

 PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Investment" refer to Gladstone Investment Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; "Gladstone Commercial" refers to Gladstone Commercial Corporation, "Gladstone Capital" refers to Gladstone Capital Corporation; and "Gladstone Companies" refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act.

Our Investment Adviser and Administrator

        Our Adviser is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. Excluding our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded business development company; our Adviser; and our Administrator, a wholly-owned subsidiary of our Adviser. Our Administrator employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and our Administrator also provide investment advisory and administrative services, respectively, to our affiliates Gladstone Commercial, Gladstone Capital and Gladstone Land Corporation, an agricultural real estate company owned by our chairman and chief executive officer, David Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in New York, New Jersey, Pennsylvania, Illinois, Texas and Georgia.

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

 THE OFFERING

        We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. If we were to sell shares of our common stock below our then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GAIN
Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See "Use of Proceeds."
Dividends and Distribution	We have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the monthly dividends is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See "Price Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. Due to the current economic environment, there is a risk that in future quarters we may be unable to satisfy one or more of these requirements. See "Material U.S. Federal Income Tax Considerations."
Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See "Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws."
Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
Management Arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. We have entered into a license agreement with our Adviser, pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see "Management—Certain Transactions—Investment Advisory and Management Agreement," "Management—Certain Transactions—Administration Agreement," "Management—Certain Transactions—Loan Servicing Agreement" and "Management—Certain Transactions—License Agreement."

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "Gladstone Investment," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on net assets as of March 31, 2009.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	3.03%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	—%
Interest payments on borrowed funds(4)	2.50%
Other expenses(5)	1.14%
Total annual expenses (estimated)(2)(5)	6.67%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that securities to which this prospectus related are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$66	$195	$320	$614

        While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments, nor do we expect to realize positive capital gains in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

(1)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Other expenses." We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" for information on the dividend reinvestment plan.

(2)
Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. However, until December 31, 2006 the base management fee calculation excluded uninvested cash proceeds of our initial public offering, resulting in a lower fee than indicated by the examples set forth herein. Beginning with the quarter ended March 31, 2007, our Adviser agreed to waive the annual base management fee of 2.0% to 0.5% for those senior syndicated loans that we purchase using borrowings from our credit facility. Although there can be no guarantee that our Adviser will continue to waive any portion of the management fee, on an annual basis after giving effect to this waiver, the estimated management fees as a percentage of net assets attributable to common stock were 3.29% and the total estimated annual expenses as a percentage of net assets attributable to common stock were 6.92%. See "Management—Certain Transactions—Investment Advisory and Management Agreement" and footnote 3 below.

(3)
The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a "catch-up" provision measured as of the end of each calendar quarter. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

  Examples of how the incentive fee would be calculated are as follows:

  •
  Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

  •
  Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

      = 100% × (2.00% - 1.75%)

      = 0.25%

  •
  Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

      = (100% × ("catch-up": 2.1875% - 1.75%)) + (20%× (2.30% - 2.1875%))

      = (100% × 0.4375%) + (20% × 0.1125%)

      = 0.4375% + 0.0225%

      = 0.46%

  •
  Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

      = 20% × (6% - 1%)

      = 20% × 5%

      = 1%

  Through March 31, 2009, our Adviser has not earned an incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management—Certain Transactions—Investment Advisory and Management Agreement."

(4)
We have entered into a revolving credit facility, under which our borrowing capacity is $50 million, effective April 14, 2009. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $50 million at an interest rate of 2.0% plus an additional fee related to borrowings of 5.0%, for an aggregate rate of 7.0%, interest payments on borrowed funds would have been 1.63% of our net assets as of March 31, 2009.

(5)
Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See "Management—Certain Transactions—Administration Agreement."

 ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which registered include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts."

 RISK FACTORS

        You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

        If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy

The current state of the economy and the capital markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. Continued adversity in the capital markets could impact our ability to raise capital and reduce our volume of new investments.

        The United States is in a recession. The recession generally, and the disruptions in the capital markets in particular, have decreased liquidity and increased our cost of debt and equity capital, where available. The longer these conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of the companies in which we have made or will make investments are also susceptible to the recession, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The recession could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of our non-performing assets to increase and the fair market value of our portfolio to decrease. The recession may also decrease the value of collateral securing some of our loans as well as the value of our equity investments which would decrease our ability to borrow under our credit facility or raise equity capital, thereby further reducing our ability to make new investments.

        The recession has affected the availability of credit generally and we have seen a reduction in committed funding under our credit facility from $125.0 million to $50.0 million and the withdrawal of Deutsche Bank, A.G. as a committed lender. Moreover, subsequent to our fiscal year end, we were forced to sell 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 in order to repay amounts outstanding under our prior credit facility. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of our total investments, at March 31, 2009. As a result of these sales, we received approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million. Our current credit facility limits our distributions to stockholders and as a result we recently decreased our monthly cash distribution rate by 50% as compared to the prior three month period in an effort to more closely align our distributions to our net investment income. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

        The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies' operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.

        We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser's operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

        The management compensation structure that has been implemented under the Advisory Agreement may cause our Adviser to invest in high risk investments or take other risks. In addition to its management fee, our Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead our Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

        The Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with our Adviser, see "Business—Investment Advisory and Management Agreement."

Our Adviser's failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement may adversely affect our ability for future growth.

        Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser's ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser's structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors, other than our chief financial officer, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of our Adviser, Gladstone Capital and Gladstone Commercial. In addition, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Capital and Gladstone Commercial. Mr. Stelljes, our co-vice chairman and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Capital and Gladstone Commercial. Mr. Dullum, our president and a director, is a senior managing director of our Adviser and a director of Gladstone Capital and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we targeted. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser.

        In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. Our Board of Directors has approved the following types of co-investment transactions:

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  Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

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  We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

        Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

        In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

Our Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

        The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2008 fiscal year, our Board of Directors has accepted a voluntary waiver to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. However, our Adviser is not required to issue this or other waivers of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If our Adviser does not issue this waiver in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries.

        We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Risks Related to Our External Financing

Committed funding under our credit facility has been reduced from $125 million to $50 million. Any inability to expand the credit facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        On April 14, 2009 we, through our wholly-owned subsidiary Gladstone Business Investment, LLC, entered into a second amended and restated credit agreement providing for a $50.0 million revolving line of credit, which we refer to as the Credit Facility, arranged by Branch Banking and Trust Company, or BB&T, as administrative agent. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. In connection with our entry into the Credit Facility, we borrowed $43.8 million under the Credit Facility to repay in full all principal and interest owing under our prior credit agreement. Committed funding under the Credit Facility was reduced from $125.0 million under our prior credit facility and Deutsche Bank A.G., who was a committed lender under the prior facility, elected not to participate in the new facility and withdrew its commitment. As of July 15, 2009 we had $18.7 million of availability to draw down borrowings under the Credit Facility. The Credit Facility may be expanded up to $125.0 million through the addition of other committed lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our line of credit. The Credit Facility matures on April 14, 2010, and if the facility is not renewed or extended by this date, all principal and interest will be due and payable within one year of maturity. Between the maturity date and April 14, 2011, our lenders have the right to apply all interest income to amounts outstanding under the Credit Facility. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

        Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

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  Senior Securities.  We may issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale, to the extent possible given the limited market for many of our investments, may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

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  Common Stock.  Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our common stock may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below net asset value per share to purchasers, other than to our existing stockholders, through a rights offering without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. This imposes constraints on our ability to raise capital when our common stock is trading at below net asset value, as it has for the last year.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

        Ultimately, we expect approximately 80% of the loans in our portfolio to be at variable rates determined on the basis of a LIBOR rate and approximately 20% to be at fixed rates. As of July 15, 2009, our portfolio had approximately 23% of the total of the loan cost value at variable rates, approximately 46% of the total loan cost value at variable rates with floors and approximately 31% of the total loan portfolio cost basis at fixed rates.

        To date, we hold only one interest rate cap agreement. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to our interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement.

Our credit facility imposes certain restrictions on us which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we are party to the Credit Facility, which provides us with a revolving credit line facility of $50.0 million, of which $18.7 million was available for borrowings as of July 15, 2009. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement. Current market conditions have forced us to write down the value of a portion of our assets as required by the 1940 Act and fair value accounting rules. These are not realized losses, but constitute adjustment in asset values for purposes of financial reporting and for collateral value for the Credit Facility. As assets are marked down in value, the amount we can borrow on the Credit Facility decreases.

        As a result of the Credit Facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, and average life. The credit agreement also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum net worth. As of March 31, 2009, we were in compliance with these covenants, however, our continued

compliance with these covenants depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which valuation is subject to changing market conditions that remain very volatile, affects our ability to comply with these covenants. During the year ended March 31, 2009, net unrealized depreciation on our investments was approximately $19.8 million, compared to $11.5 million in the year ended March 31, 2008. Given the continued deterioration in the capital markets, net unrealized depreciation in our portfolio may continue to increase in future periods and threaten our ability to comply with the covenants under the Credit Facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Under the Credit Facility, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Internal Revenue Code of 1986, as amended, or the Code. Because of changes in our asset portfolio, due to significant sales of Non-Control/Non-Affiliate investments, there is a significant possibility that we may not meet the asset diversification threshold under the Code's rules applicable to a RIC as of our next quarterly testing date, September 30, 2009. Although this failure alone, in our current situation, will not cause us to lose our RIC status, it will impose constraints on our ability to make any new investments, including additional investments in our portfolio companies (such as advances under our outstanding lines of credit) without jeopardizing our RIC status. For more information on our current RIC status, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status." Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with and make the types of investments that we seek to make in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms, and structure. However, if we match our competitors' pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and you could lose all or a part of your investment.

        Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

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  Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.  Our portfolio companies may have fewer resources than larger businesses, and thus the current recession, and any further economic downturns or recessions are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished. Moreover, in light of our current near-term strategy of preserving capital, our inability to make additional investments in our portfolio companies at a time when they need capital may increase their exposure to the risks of the current recession and future economic downturns.

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  Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.  Our strategy includes providing financing to portfolio companies that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

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  Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.  Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

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  There is generally little or no publicly available information about these businesses.  Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

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  Small and medium-sized businesses generally have less predictable operating results.  We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

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  Small and medium-sized businesses are more likely to be dependent on one or two persons.  Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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  Small and medium-sized businesses may have limited operating histories.  While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

        Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard and Poor's Securities Evaluations, Inc., or SPSE, or the use of internally developed discounted cash flow, or DCF, methodologies, specifically for our syndicated loans, or internal methodologies based on the total enterprise value, or TEV, of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

        Our use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we sell a security, the sale proceeds that we receive for that security may ultimately sell for an amount materially less than the estimated fair value calculated using SPSE, TEV or the DCF methodology. During April 2009, we completed the sale of 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market. As a result of these sales, we received approximately $69.2 million in net cash proceeds, which was approximately $36.3 million less than the cost value of such investments recorded as of December 31, 2008.

        Our procedures also include provisions whereby our Adviser will establish, subject to Board approval, the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

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  the nature and realizable value of any collateral;

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  the portfolio company's earnings and cash flows and its ability to make payments on its obligations;

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  the markets in which the portfolio company does business;

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  the comparison to publicly traded companies; and

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  discounted cash flow and other relevant factors.

        Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

        A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

        In April 2008, we adopted the provisions of Financial Accounting Standards Board, or FASB, Statement No. 157, Fair Value Measurements and we have followed the guidance of FASB Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which focused on fair market value accounting. The impact of these accounting standards on our consolidated financial statements for future periods cannot be determined at this time as it will be influenced by the estimates of fair value for those periods, the number and amount of investments we originate, acquire or exit and the effect of any additional guidance or any changes in the interpretation of this statement. If we are required to make further write-downs of our investment portfolio due to changes in market conditions, this could negatively impact the availability of funds under our line of credit and our ability to draw on the line of credit.

The lack of liquidity of our privately held investments may adversely affect our business.

        We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

        Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

        Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. This risk is heightened as a result of our recent sale of the majority of senior syndicated loans that were held in our portfolio of investments at March 31, 2009. As a result of these sales, the total number of portfolio companies in which we hold investments decreased from 46 to 17.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

        Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments which would likely harm our operating results and financial condition.

Prepayments of our loans by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our credit facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

        The recession's adverse effect on federal, state, and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies' earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

        As of July 15, 2009, we had investments in 17 portfolio companies. Our investments in three of these portfolio companies, A. Stucki Holding Corp., Chase II Holdings Corp. and Acme Cryogenics, Inc., comprised approximately $87.2 million, or 36.5%, of our total investment portfolio, at cost. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial write-down of any one investment. Beyond the limitations included in our credit facility and our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As of July 15, 2009, 23.5% of our total assets were invested in machinery companies and 23.5% of our total assets were also invested in diversified conglomerate manufacturing companies. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us.

Our investments are typically long term and will require several years to realize liquidation events.

        Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

We may not realize gains from our equity investments.

        When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. In addition we may invest in preferred and common stock. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a business development company we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our Regulation and Structure

We currently do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. If we make any additional investment in the future, including advances under outstanding lines of credit to our portfolio companies, and remain below this threshold as of September 30, 2009, or any subsequent quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.

        In order to maintain RIC status under the Code, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent such other securities of any one issuer do not represent more than 5% of our total assets or more than 10% of the voting securities of such issuer. As a result of changes in the value of our assets during April and May 2009, due to significant sales of Non-Control/Non-Affiliate investments, we fell below the required 50% asset diversification threshold during the quarter ended June 30, 2009. Failure to meet this threshold alone does not result in loss of our RIC status in our current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including in our case as a result of the sale of assets, we are still deemed under the rules to satisfy the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At June 30, 2009, the first quarterly measurement date following the sales, we satisfied the 50% asset diversification threshold through the purchase of short-term qualified securities, which purchase was funded primarily through a short-term loan agreement. Subsequent to the June 30th measurement date, these securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. See "—Recent Developments—Short-Term Loan" for more information regarding this transaction. As of the date of this prospectus, we remain below the 50% threshold. Thus, although we currently qualify as a RIC despite our current, and potential future, inability to meet the 50% asset diversification requirement, if we make any additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. Because, in most circumstances, we are contractually required to advance funds on outstanding lines of credit upon the request of our portfolio companies, we may have a limited ability to avoid adding to existing investments in a manner that would cause us to fail the asset diversification test as of September 30, 2009 or as of subsequent quarterly measurement dates.

        If we were to make a new investment before regaining compliance with the 50% threshold, and we did not regain compliance prior to the next quarterly measurement date following the investment, we would have thirty days to "cure" our failure of the 50% threshold to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold. We are currently seeking to obtain a short-term credit facility under which we would be able to borrow funds at each quarter end that would allow us to satisfy the asset diversification test for the foreseeable future, thereby allowing us to make additional investments prior to September 30, 2009 or thereafter and be in compliance with this test. There can be no assurance, however, that we will be able to enter into such a credit facility on reasonable terms, if at all, or that any other cures will be available to us such that our investment activity could resume. Our ability to implement any of these cures would be subject to market conditions and a number of risks and uncertainties that would be, in part, beyond our control. Accordingly, we can not guarantee you that we would be successful in curing any failure of the asset diversification test, which would subject us to corporate level tax. For additional information about the consequences of failing to satisfy the RIC qualification, see "—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification."

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status."

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status" and "Regulation as a Business Development Company."

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

        We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder's acquisition of our stock was either approved in advance by our Board of Directors or ratified by the Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

        We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Risks Related to an Investment in Our Common Stock

We may experience fluctuations in our quarterly and annual operating results.

        We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies' operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Distributions by us have and may in the future continue to include a return of capital.

        Our Board of Directors declares monthly distributions based on estimates of net investment income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of net investment income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder's original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor's tax liability for capital gains upon the sale of our shares by reducing the investor's tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

        The trading price of our common stock may fluctuate substantially. The extreme volatility and disruption that have affected the capital and credit markets for over a year has reached unprecedented levels in recent months. We have experienced greater than usual stock price volatility.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

  •
  general economic trends and other external factors;

  •
  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

  •
  significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of business development company status;

  •
  loss of RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

  •
  departure of key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to our shares or business development companies generally;

  •
  the announcement of proposed, or completed, offerings of our securities, including rights offering; and

  •
  loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers by existing stockholders in our common stock, dilute the net asset value of their shares and have a material adverse effect on the trading price of our common stock.

        In April 2008 we completed an offering of transferable rights to subscribe for additional shares of our common stock, or subscription rights. We determined to raise equity in this manner primarily because of the capital raising constraints applicable to us under the 1940 Act when our stock is trading below its net asset value per share, as it was at the time of the offering. In the event that we again issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in the Company than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than the Company's most recently determined net asset value per share, our stockholders are likely to experience an immediate dilution of the per share net asset value of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. Since our inception, our common stock has at times traded above net asset value, and at times traded below net asset value. During the past year, our common stock has traded consistently, and at times significantly, below net asset value. Subsequent to March 31, 2009, our stock has traded at discounts of up to 64.3% of our net asset value as of March 31, 2009. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below net asset value per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our stock is trading below its net asset value per share, our distribution yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for so long as our common stock trades below its net asset value we will be subject to significant constraints on our ability to raise equity capital.

Additionally, an extended period of time in which we are unable to raise equity capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

        At our 2008 annual meeting of stockholders, our stockholders approved a proposal designed to allow us to access the capital markets in a way that we were previously unable to as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year. During the past year, our common stock has traded consistently, and at times significantly, below net asset value. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the net asset value per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

        Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial conditions.

        Terrorist acts, acts of war or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, George Stelljes III or David Dullum; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; and (8) those factors described in the "Risk Factors" section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

        Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately 7.0% and matures on April 14, 2010. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder's behalf. See "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for

RIC qualification;" "Dividend Reinvestment Plan;" and "Material U.S. Federal Income Tax Considerations."

        Our common stock is quoted on The Nasdaq Global Select Market under the symbol "GAIN." We completed the initial public offering of our common stock in June 2005 at a price of $15.00 per share. Prior to such date there was no public market for our common stock. Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of July 15, 2009, we had 36 stockholders of record.

        The following table sets forth the range of high and low closing sales prices of our common stock as reported on the Nasdaq Global Select Market (for periods prior to July 1, 2006, the Nasdaq National Market) and the dividends declared by us for the last two completed fiscal years and the current fiscal year through July 20, 2009.

SHARE PRICE DATA

	Net Asset Value per Share(1)		High	Low	Dividend Declared	Premium (Discount) of Low Sales Price to Net Asset Value(2)	Premium (Discount) of High Sales Price to Net Asset Value(2)
FY 2007
First Quarter		$13.75	$15.01	$13.56	$0.21	(1.38)%	9.16%
Second Quarter		$13.71	$14.82	$13.50	$0.21	(1.53)%	8.10%
Third Quarter		$13.65	$15.31	$14.17	$0.21	3.81%	12.16%
Fourth Quarter		$13.46	$16.00	$14.41	$0.225	7.06%	18.87%
FY 2008
First Quarter		$13.73	$15.20	$13.91	$0.225	1.31%	10.71%
Second Quarter		$13.24	$14.39	$11.52	$0.225	(12.99)%	8.69%
Third Quarter		$13.31	$12.68	$9.81	$0.24	(26.30)%	(4.73)%
Fourth Quarter		$12.47	$10.94	$9.08	$0.24	(27.19)%	(12.27)%
FY 2009
First Quarter		$10.77	$9.78	$6.31	$0.24	(41.41)%	(9.19)%
Second Quarter		$10.57	$8.08	$6.00	$0.24	(43.24)%	(23.56)%
Third Quarter		$10.15	$6.83	$3.09	$0.24	(69.56)%	(32.71)%
Fourth Quarter		$9.73	$5.85	$2.40	$0.24	(75.33)%	(39.88)%
FY 2010
First Quarter (through July 20, 2009)	$	*	$5.38	$3.52	$0.12	* %	* %

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*
Not yet available, as the net asset value per share as of the end of this quarter has not yet been determined.

 CONSOLIDATED SELECTED FINANCIAL DATA

        The following table summarizes our consolidated selected financial data. The consolidated selected financial data as of March 31, 2009 and 2008 and for the fiscal years ended March 31, 2009, 2008 and 2007 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of March 31, 2007 and the period June 22, 2005 (commencement of operations) to March 31, 2006 and for the period June 22, 2005 (commencement of operations) to March 31, 2006 is derived from our audited consolidated financial statements that are not included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information.

	Year Ended March 31, 2009	Year Ended March 31, 2008		Year Ended March 31, 2007	Period June 22, 2005 (Commencement of Operations) Through March 31, 2006
Statement of Operations Data:
Total Investment Income	$25,812,276		$27,893,480	$17,261,636	$7,370,856
Total Expenses	12,424,548		14,841,930	6,113,904	1,486,958

Net Investment Income	13,387,728		13,051,550	11,147,732	5,883,898
Net (Loss) Gain on Investments	(24,837,228)		(13,992,711)	(3,879,328)	170,399

Net (Decrease) Increase in Net Assets Resulting from Operations	$(11,449,500)		$(941,161)	$7,268,404	$6,054,297

Per Share Data(1):
Basic & Diluted	$(0.53)		$(0.06)	$0.44	$0.37
Cash Distributions Declared per Share	$0.96		$0.930	$0.855	$0.39
Statement of Assets and Liabilities Data:
Total Assets	$326,843,274		$352,293,092	$323,590,215	$230,323,807
Net Assets	$214,802,196		$206,444,949	$222,818,509	$229,841,697
Net Asset Value Per Share	$9.73		$12.47	$13.46	$13.88
Common Shares Outstanding	22,080,133		16,560,100	16,560,100	16,391,589
Senior Securities Data:
Borrowings under line of credit(2)	$110,264,500		$144,834,500	$100,000,000	$—
Asset coverage ratio(3)(4)	295%		243%	*323%	—%
Asset coverage per unit(4)	$2,948	$	*2,425	$3,228	$—
Other Data:
Number of Portfolio Companies at Period End	46		52	47	22
Principal Amount of New Investments	$53,002,219		$175,255,370	$182,953,071	$160,646,470
Proceeds from Loan Repayments and Investments Sold	$49,785,024		$96,437,602	$61,166,782	$7,381,468
Weighted Average Yield on Investments(5)	8.22%		8.91%	8.72%	7.02%
Total Return(6)	(51.65)%		(31.54)%	4.36%	3.39%

(1)
Per share data for net (decrease) increase in net assets resulting from operations is based on the weighted common stock outstanding for both basic and diluted.

(2)
See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information regarding our level of indebtedness.

(3)
As a business development company, we are generally required to maintain a ratio of 200% of total assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings.

(4)
Asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per $1,000 of indebtedness.

(5)
Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

(6)
Total return equals the (decrease) increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

*
These numbers have been revised from amounts previously reported due to an immaterial error.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under the Code.

Business Environment

        The current economic conditions generally and the disruptions in the capital markets in particular have decreased liquidity and increased our cost of debt and equity capital, where available. The longer these conditions persist, the greater the probability that these factors could continue to increase our cost and significantly limit our access to debt and equity capital, and thus have an adverse effect on our operations and financial results. Many of the companies in which we have made or will make investments are also susceptible to the economic downturn, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The recession could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio. Therefore, the numbers of our non-performing assets have, and are likely to continue to increase and the fair market value of our portfolio is likely to continue to decrease during these periods.

        The recession has affected the availability of credit generally and, as a result, subsequent to our fiscal year end, we sold 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market in order to repay amounts outstanding under our prior credit facility, which matured in April 2009. These loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of our total investments, at March 31, 2009. These sales changed our asset composition in a manner that has affected our ability to satisfy certain elements of the Internal Revenue Code's rules for maintenance of our regulated investment company, or RIC, status. In order to maintain our status as a RIC, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, or certain other qualified securities. During the quarter ended June 30, 2009, we fell below the required 50% asset diversification threshold.

        Failure to meet the asset diversification test alone will not result in our loss of RIC status. In circumstances where the failure to meet the quarterly 50% asset diversification threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed under the Code's rules to satisfy the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At June 30, 2009, the first quarterly measurement date following the sales, we satisfied the 50% asset diversification threshold through the purchase of short-term qualified securities, which purchase was funded primarily through a short-term loan agreement. Subsequent to the June 30th measurement date, these securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. See "—Recent Developments—Short-Term Loan" for more information regarding this transaction. As of the date of this prospectus, we remain below the 50% threshold. Thus, although we currently qualify as a RIC despite our current, and potential future, inability to meet the 50% asset diversification requirement, if we make any additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. If we make a new or additional investment and fail to regain compliance with the 50% threshold on the next quarterly measurement date following such investment, we will be in non-compliance with the RIC rules and will have thirty days to "cure" our failure of the asset diversification test to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold.

        Until the composition of our assets is above the required 50% asset diversification threshold we will continue to seek to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the asset diversification test, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again exceed the 50% threshold. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

        Under the terms of our new credit facility with BB&T, committed funding was reduced from $125.0 million under our prior facility to $50.0 million. See "—Recent Developments" section below for further information. As of July 15, 2009, $28.2 million was outstanding under our credit facility and $18.7 million was available for borrowings under the line of credit due to certain limitations on our borrowing base. As a result of this limited availability under our credit facility and the restraints upon our investing activities required in order to maintain RIC status under the Code as described above, we are unsure when we will once again be in a position to make any new investments. Our credit facility also limits our distributions to stockholders and, as a result, we recently decreased our monthly cash distribution rate by 50% as compared to the prior three month period. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. If market instability persists or intensifies, we may experience increasing difficulty in raising capital.

        Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our credit facility that further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage such as borrowings under our line of credit. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have at least a 200% asset coverage ratio, meaning generally that for every dollar of debt, we must have two dollars of assets.

        The recession may also continue to decrease the value of collateral securing some of our loans, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our credit facility. For the year ended March 31, 2009, we recorded net unrealized depreciation on our portfolio of investments of $19.8 million, which was mainly attributable to the decrease in fair value of our portfolio. Additionally, our credit facility contains covenants regarding the maintenance of certain minimum loan concentrations which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would result in the acceleration of our repayment obligations under the credit facility.

        We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly or difficult for us to access for some time. For so long as this is the case, our near-term strategy depends on retaining capital and building the value of our existing portfolio companies to increase the likelihood of maintaining potential future returns. We will also, where prudent and possible, consider the sale of lower-yielding investments. This has resulted, and may continue to result, in significantly reduced investment activity, as our ability to make new investments under these conditions is largely dependent on availability of proceeds from the sale or exit of existing portfolio investments, which events may be beyond our control. As capital constraints improve, we intend to continue our strategy of making conservative investments in businesses that we believe will weather the current economy and that are likely to produce attractive long-term returns for our stockholders.

Use of Internally-Developed Discount Cash Flow Methodologies

        Given the recession, the market for syndicated loans has become increasingly illiquid with limited or no transactions for many of those securities which we hold. The FASB Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active, or FSP No. 157-3, provides guidance on the use of a DCF methodology to value investments in an illiquid market. Under FSP No. 157-3, indications of an illiquid market include cases where the volume and level of trading activity in the asset have declined significantly, the available prices vary significantly over time or amongst market participants, or the prices are not current. The marketplace for which we obtain indicative bids for purposes of determining fair value for our syndicated loan investments have recently shown these attributes of illiquidity. In accordance with Statement of Financial Accounting Standards No. 157, our valuation procedures specify the use of third-party indicative bid quotes for valuing syndicated loans where there is a liquid public market for those loans and market pricing quotes are readily available. However, due to the market illiquidity and the lack of transactions during the year ended March 31, 2009, we determined that the current agent bank non-binding indicative bids for the majority of our syndicated loans were unreliable and alternative procedures would need to be performed until liquidity returns to the marketplace. However, we valued the majority of our syndicated loans using the sale price obtained at or subsequent to March 31, 2009, since the security was sold. As of March 31, 2009, the portion of our investment portfolio that was valued using DCF was approximately $14.3 million, or 4.6% of the fair value of our total portfolio of investments.

Investment Highlights

        During the fiscal year ended March 31, 2009, we extended, directly or through participations, approximately $41.7 million of new loans to four new portfolio companies and $8.3 million of investments to existing portfolio companies through revolver draws or additions to term notes for a total of $50.0 million in new investments. Also, during the fiscal year ended March 31, 2009, we sold, were repaid in full, or otherwise exited 14 syndicated loans and part of one proprietary loan for aggregate proceeds of approximately $28.3 million, and we received scheduled contractual principal repayments of approximately $18.4 million, for total principal repayments of approximately $46.7 million. Since our initial public offering in June 2005 through March 31, 2009, we have made 142 investments in 87 companies for a total of approximately $566.0 million, before giving affect to principal repayments on investments and divestitures.

Recent Developments

  New Credit Facility with Branch Bank and Trust Company and Termination of Deutsche Bank A.G. Credit Facility

        On April 14, 2009, through our wholly-owned subsidiary Gladstone Business Investment, LLC, or Business Investment, we entered into the Credit Facility arranged by BB&T as administrative agent. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. In connection with our entry into the Credit Facility, we borrowed $43.8 million under the Credit Facility to repay in full all amounts outstanding under our prior credit agreement with Deutsche Bank, A.G. The Credit Facility may be expanded up to $125.0 million through the addition of other committed lenders to the facility. The Credit Facility matures on April 14, 2010, and if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of maturity.

        During the three months ended June 30, 2009, we adopted Statement of Financial Accounting Standards No. 159—The Fair Value Option for Financial Assets and Financial Liabilities, or SFAS No. 159, specifically for our Credit Facility with BB&T which requires us to apply a fair value methodology to the Credit Facility as of June 30, 2009, which is the period that this liability became eligible under SFAS No. 159. Our valuation policy is to record any liability at its cost basis in the reporting period in which it was acquired. Therefore, our Credit Facility will be fair valued at its approximate cost basis as of June 30, 2009.

  Senior Syndicated Loan Sales

        During April 2009, we completed the sale of 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of our total investments, at March 31, 2009. As a result of these sales, we received approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million. Upon the settlement of these sales, and other refinancings, as discussed below, the remaining senior syndicated loans in our investment portfolio had a fair value of approximately $11.9 million, or 5.0% of our total investments.

  Proprietary Investment Term Debt Repayments and Revolver Reductions/Extinguishments

        During April 2009, we executed the following transactions with certain of our portfolio companies:

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  On April 9, 2009, A. Stucki Holding Corp. refinanced a portion of their term debt by repaying approximately $2.0 million of principal repayments which represents the next three quarterly payments due under normal amortization on both their senior term A ($1.6 million) and senior term B ($412,000) loans. Normal amortization is expected to resume on April 1, 2010.

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  On April 9, 2009, ASH Holdings Corp. made a repayment of approximately $1.1 million on their revolving line of credit, which reduced the outstanding balance to approximately $500,000.

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  On April 10, 2009, we entered into an agreement to reduce the available credit limit on Mathey Investment Inc.'s revolving line of credit from $2.0 million to $1.0 million. This was a non-cash transaction.

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  On April 10, 2009, we made an investment disbursement to Cavert II Holding Corp., or Cavert, for approximately $850,000 on their revolving line of credit and used the proceeds to make next four quarterly payments due under normal amortization for both their senior term A and senior term B loans in a non-cash transaction. Normal amortization on both of these loans is expected to resume on July 1, 2010. Subsequently, on April 17, 2009, Cavert repaid the outstanding $850,000 in principal plus accrued interest on its revolving line of credit.

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  On April 13, 2009, we entered into an agreement to reduce the available credit limit on Chase II Holdings Corp.'s revolving line of credit from $4.5 million to $3.5 million. This was a non-cash transaction.

  Interest Rate Cap Agreement

        During May 2009, we cancelled our interest rate cap agreement with Deutsche Bank A.G. and entered into a new interest rate cap agreement for a notional amount of $45 million that will effectively limit the interest rate on a portion of the borrowings under the Credit Facility. We incurred a premium fee of approximately $40,000 in conjunction with this agreement.

  Short-Term Loan

        On June 30, 2009, we purchased $83 million of short term United States Treasury securities from Jefferies & Company, Inc., or Jefferies. The securities were purchased with $18 million in funds drawn on our credit facility, which accrues interest at an annual rate of approximately 7.0%, and the proceeds from a $65 million short-term loan from Jefferies with an effective annual interest rate of approximately 2.5%. On July 2, 2009, when the securities matured, we repaid the $65 million loan from Jefferies in full, and repaid all but $1 million of the amount drawn on the credit facility for the transaction, which was retained for working capital purposes.

Investment Strategy

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

        Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates. We intend to invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        Certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term. This interest is called paid in kind, or PIK, interest. We generally seek investments that do not generate PIK interest as we have to pay out this accrued interest as distributions to our stockholders and we may have to borrow money or raise additional capital in order to meet the tax test for RICs by having to pay out at least 90% of our income. As of March 31, 2009, none of our investments bore PIK interest.

        Because the majority of our portfolio loans consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that several of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered "investment grade" quality.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. Interest payments are generally made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity, generally at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock.

        Original issue discount, or OID, arises when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID with all potential investments under review, and as of March 31, 2009, we did not hold any investments with OID income.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. Our Adviser provides these services on our behalf through its officers, who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance; however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for other services it provides to our portfolio companies. These other fees are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital from other investors, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provides to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

        Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. These non-binding term sheets are generally subject to a number of conditions, including, but not limited to, the satisfactory completion of our due diligence investigations of the potential borrower's business, reaching agreement on the legal documentation for the loan, and the receipt of all necessary consents. Upon execution of the non-binding term sheet, the potential borrower generally pays the Adviser a non-refundable fee for services rendered by the Adviser through the date of the non-binding term sheet. These fees are received by the Adviser and are offset against the base management fee payable to the Adviser, which has the effect of reducing our expenses to the extent of any such fees received by the Adviser.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by our Adviser in connection with unconsummated investments will be reimbursed to our Adviser. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, but there can be no guarantee that we will be successful in collecting any such reimbursements.

Our Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of our Adviser. David Dullum is our president and has extensive experience in private equity investing in middle market companies. Terry Lee Brubaker is our co-vice chairman and has substantial experience in acquisitions and operations of companies. George Stelljes III is our co-vice chairman and chief investment officer and has extensive experience in leveraged finance. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC, or our Administrator, which employs our chief financial officer, chief compliance officer, treasurer and their respective staffs.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates, Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded registered investment company; and Gladstone Land Corporation, a private agricultural real estate company. With the exception of our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of our Adviser, our Administrator, Gladstone Commercial and Gladstone Capital. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and administrative agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers' Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and has offices in New York, Illinois, Pennsylvania, New Jersey, Texas and Georgia.

Investment Advisory and Management Agreement

        Pursuant to the amended and restated investment advisory and management agreement with our Adviser, or the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management and a two-part incentive fee. On July 8, 2009, our Board of Directors approved the renewal of this Advisory Agreement with our Adviser through August 31, 2010. We expect that the Board of Directors will consider a further one year renewal in July 2010.

        Beginning on January 1, 2007, the base management fee was computed and payable quarterly and was assessed at an annual rate of 2.0% of our average gross assets, which is defined as total assets, including investments made with proceeds from borrowings, less any uninvested cash and cash equivalents resulting from borrowings, calculated as of the end of the two most recently completed fiscal quarters.

        On January 9, 2007, our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied through March 31, 2009.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, the Adviser services the loans held by Business Investment in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we indirectly own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, or the hurdle rate. We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

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  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

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  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        We pay our direct expenses, including, but not limited to, directors' fees, legal and accounting fees, stockholder-related expenses, and directors' and officers' insurance under the Advisory Agreement.

Administration Agreement

        We have entered into an administration agreement with our Administrator, or the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total expenses by the percentage of our average assets (the total assets at the beginning each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements. On July 8, 2009, our Board of Directors approved the renewal of this Administration Agreement with our Administrator through August 31, 2010. We expect that the Board of Directors will consider a further one year renewal in July 2010.

License Agreement

        We entered into a license agreement with the Adviser, pursuant to which the Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. The amount of the fee is negotiated on an annual basis by our compensation committee and must be approved by a majority of our independent directors. This license agreement required us to pay the Adviser a royalty fee of one dollar per quarter through March 31, 2008, at which time it was increased to ten dollars per quarter and will remain at ten dollars until the next renewal date of August 31, 2010. The license arrangement will terminate in the event that Gladstone Management Corporation is no longer our investment adviser.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States, or GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

        The most significant estimate inherent in the preparation of our condensed consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        General Valuation Policy:    We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors.

        In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157—Fair Value Measurements, or SFAS No. 157, which, for financial assets, is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. We adopted SFAS No. 157 on April 1, 2008. In part, SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The new standard provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. The standard also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

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  Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

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  Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

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  Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the Company's own assumptions that market participants would use to price the asset or liability based upon the best available information.

See Note 3, "Investments" in the notes to the accompanying consolidated financial statements for additional information regarding fair value measurements and our adoption of SFAS No. 157.

        We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value our investments. When these specific third-party appraisals are engaged or accepted, we would use such appraisals to value the investment we have in that business if we determined that the appraisals were the best estimate of fair value.

        In determining the value of our investments, our Adviser has established an investment valuation policy, or the Policy. The Policy has been approved by our Board of Directors, and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently, and votes whether or not to accept the recommended valuation of our investment portfolio.

        The Policy, which is summarized below, applies to the following categories of securities:

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  Publicly-traded securities;

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  Securities for which a limited market exists; and

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  Securities for which no market exists.

  Valuation Methods:

        Publicly-traded securities:    We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

        Securities for which a limited market exists:    We value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price. In valuing these assets, we assess trading activity in an asset class, evaluate variances in prices and other market insights to determine if any available quote prices are reliable. If we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we base the value of the security upon the indicative bid price offered by the respective originating syndication agent's trading desk, or secondary desk, on or near the valuation date. To the extent that we use the indicative bid price as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

        In the event these limited markets become illiquid such that market prices are no longer readily available, we will value our syndicated loans using estimated net present values of the future cash flows or discounted cash flows. The use of a DCF methodology follows that prescribed by FSP No. 157-3, which provides guidance on the use of a reporting entity's own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in the FSP No. 157-3 is the use of valuing investments based on DCF. For the purposes of using DCF to provide fair value estimates, we considered multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we developed a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default, or increased liquidity risk.

        The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We will continue to apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

        Securities for which no market exists:    The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and/or equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities.

(1)
Portfolio investments comprised solely of debt securities:    We refer to as Non-Public Debt Securities those debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist, and that are issued by portfolio companies where we have no equity, or equity-like securities, and are fair valued in accordance with the terms of the policy, which utilizes opinions of value submitted to us by SPSE. We may also submit PIK interest to SPSE for their evaluation when it is determined that PIK interest is likely to be received.

  In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE's opinions of value are based on the valuations prepared by our portfolio management team as described below. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. Upon completing our collection of data with respect to the investments (which may include the information described below under "—Credit Information," the risk ratings of the loans described below under "—Loan Grading and Risk Rating" and the factors described hereunder), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

    SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

  SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities are submitted to our Board of Directors along with our Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our

  Adviser's conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments included in our accompanying condensed consolidated financial statements.

  Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(2)
Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and/or equity securities:    For Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company. Further, we believe that the in-use premise of value (as defined in SFAS No. 157), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, we continue to use the enterprise value methodology utilizing a liquidity waterfall approach to determine the fair value of these investments under SFAS No. 157 if we have the ability to initiate a sale of a portfolio company as of the measurement date. Under this approach, we first calculate the total enterprise value of the issuer by incorporating some or all of the following factors:

  •
  the issuer's ability to make payments;

  •
  the earnings of the issuer;

  •
  recent sales to third parties of similar securities;

  •
  the comparison to publicly traded securities; and

  •
  discounted cash flow or other pertinent factors.

  In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. Once we have estimated the total enterprise value of the issuer, we subtract the value of all the debt securities of the issuer; which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of total enterprise value over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the total enterprise value of the issuer, the remaining amount, if any, is used to determine the value of the issuer's equity or equity like securities. If, in our Adviser's judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or if that is unavailable, a DCF valuation technique.

(3)
Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities:    We value Non-Public Debt Securities that are purchased together with equity and equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with SFAS No. 157, we determine the fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value (as defined in SFAS No. 157). As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of market observable data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity and equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we value the equity portion based on the total enterprise value of the issuer, which is calculated using a liquidity waterfall approach as described above.

  Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security's principal market.

        Valuation Considerations:    From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including but not limited to:

  •
  the nature and realizable value of the collateral;

  •
  the portfolio company's earnings and cash flows and its ability to make payments on its obligations;

  •
  the markets in which the portfolio company does business;

  •
  the comparison to publicly traded companies; and

  •
  discounted cash flow and other relevant factors.

        Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

        Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser calculates and evaluates the credit statistics.

        Loan Grading and Risk Rating:    As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by an NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO's risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from an NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on an NRSRO scale.

Company's System	First NRSRO	Second NRSRO	Gladstone Investment's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a payment of default and the EL is greater than 20%

(a)
The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the PD is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

        The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At March 31, 2009, one investment was on non-accrual for approximately $2.6 million at fair value. Additionally, we do not risk rate our equity securities.

        The following table lists the risk ratings for all non-syndicated loans in our portfolio at March 31, 2009 and March 31, 2008, representing approximately 59% and 51%, respectively, of all loans in our portfolio at the end of each period:

Rating	March 31, 2009	March 31, 2008
Highest	7.0	7.0
Average	5.5	5.5
Weighted Average	5.1	5.1
Lowest	2.0	1.0

        The following table lists the risk ratings for syndicated loans in our portfolio that were not rated by an NRSRO at March 31, 2009 and March 31, 2008, representing approximately 12% and 13%, respectively, of all loans in our portfolio at the end of each period:

Rating	March 31, 2009	March 31, 2008
Highest	9.0	9.0
Average	8.0	7.1
Weighted Average	8.0	7.3
Lowest	7.0	1.0

        For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at March 31, 2009 and March 31, 2008, representing approximately 29% and 36%, respectively, of all loans in our portfolio at the end of each period:

Rating	March 31, 2009	March 31, 2008
Highest	BB/Ba2	BB/Ba2
Average	B/B2	B+/B1
Weighted Average	B/B2	B+/B1
Lowest	CCC+/B3	CCC+/B2

Tax Status

  Federal Income Taxes

        We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of investment company taxable income, as defined by the Code. It is our policy to pay out as a distribution up to 100% of those amounts.

        In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments when it is determined that interest is no longer collectible. Generally, when a loan becomes 90 days or more past due and/or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest and may collect it upon the sale or recapitalization of the portfolio company. At March 31, 2009, one Control investment was on non-accrual with a fair value of approximately $2.6 million, or 0.8% of the fair value of all loans in our portfolio. At March 31, 2008, one Non-Control/Non-Affiliate investment and one Control investment were on non-accrual with an aggregate fair value of approximately $0.4 million, or 0.1% of the fair value of all loans in our portfolio.

        Conditional interest, or a success fee, is recorded when earned upon full repayment of a loan investment. To date we have not recorded any conditional interest. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that we have the option to collect such amounts in cash. To date, we have not accrued any dividend income.

  Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for the other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon the closing of the investment. The services our Adviser provides to our portfolio companies vary by investment, but generally include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are voluntarily credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

RESULTS OF OPERATIONS (dollar amounts in thousands, except per share amounts or unless otherwise indicated)

Comparison of the fiscal years ended March 31, 2009 and March 31, 2008

Investment Income

        Investment income for the year ended March 31, 2009 was $25,812, as compared to $27,894 for the year ended March 31, 2008.

        Interest income from our investments in debt securities of private companies was $25,133 for the year ended March 31, 2009, as compared to $27,629 for the prior year. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Interest income from our investments decreased $2,496, or 9.0%, during the year ended March 31, 2009 compared to the prior year period. This change was due to the decrease in the weighted average yield of our portfolio, attributable mainly to a reduction in the average LIBOR during the comparable time periods, which was approximately 1.96% for the year ended March 31, 2009, compared to 4.74% in the prior year.

        Interest income from Non-Control/Non-Affiliate investments was $8,466 for the year ended March 31, 2009, as compared to $14,575 for the prior year. This decrease was the result of an overall decrease in the number of Non-Control/Non-Affiliate investments held at March 31, 2009 compared to the prior year, primarily due to sales and settlements of syndicated loans subsequent to March 31, 2008. This decrease was further accentuated by drops in LIBOR, due to the instability and tightening of the credit markets.

        Interest income from Control investments was $11,291 for the year ended March 31, 2009, as compared to $10,768 for the prior year. The increase of $523 is attributable to the acquisition of two additional Control investments purchased during the year ended March 31, 2009 as compared to the prior year; however, this increase was partially offset by the reclassification of Quench, a Control investment at March 31, 2008, as an Affiliate investment for the current reporting year. This reclassification took place in the second quarter of fiscal year 2009. Decreases in LIBOR during the current fiscal year played a minimal role in interest income from our proprietary deals, as the majority of them include interest rate floors to protect against such circumstances.

        Interest income from Affiliate investments was $5,376 for the year ended March 31, 2009, as compared to $2,286 for the prior year. The increase of $3,090 was a result of one additional Affiliate investment purchased during the current fiscal year, as well the change in reclassification of Quench as an Affiliate investment, as noted above.

        The interest-bearing investment portfolio had an average cost basis of approximately $297.5 million for the year ended March 31, 2009, as compared to an average cost basis of $292.9 million for the year ended March 31, 2008. The following table lists the interest income from investments for the five largest portfolio companies during the respective periods:

Year ended March 31, 2009

Company	Interest Income	% of Total
Chase II Holdings Corp.	$2,802	11.1%
A. Stucki Holding Corp.	2,716	10.8%
Acme Cryogenics, Inc.	1,691	6.7%
Noble Logistics, Inc.	1,635	6.5%
Danco Acquisition Corp.	1,597	6.4%

Subtotal	$10,441	41.5%
Other companies	14,692	58.5%

Total interest income	$25,133	100.0%

Year ended March 31, 2008

Company	Interest Income	% of Total
A. Stucki Holding Corp.	$3,377	12.2%
Chase II Holdings Corp.	3,017	10.9%
Acme Cryogenics, Inc.	1,695	6.2%
Noble Logistics, Inc.	1,518	5.5%
Quench Holdings Corp.	1,494	5.4%

Subtotal	$11,101	40.2%
Other companies	16,528	59.8%

Total interest income	$27,629	100.0%

        The weighted average yield on our portfolio, excluding cash and cash equivalents, for the year ended March 31, 2009 was 8.22%, compared to 8.91% for the year ended March 31, 2008. The decrease in the annualized weighted average yield resulted primarily from a reduction in the average LIBOR, due to the instability and tightening of the credit markets.

        Interest income from invested cash and cash equivalents for the year ended March 31, 2009 was $67, as compared to $217 for the prior year period. This decrease is a result of lower interest rates offered by banks, as this income is derived mainly from interest earned on overnight sweeps of cash held at financial institutions, in addition to us using the proceeds from repayments on outstanding loans during the year to pay down our line of credit.

        Other income was $612 for the year ended March 31, 2009, as compared to $48 for the prior year. This increase is due to the gain realized on the restructuring of Quench during August 2008, which included a cash distribution of approximately $617, of which $567 was recorded as other income.

Operating Expenses

        Total operating expenses, excluding any voluntary and irrevocable credits to the base management fee, were $14,898 for the fiscal year ended March 31, 2009, as compared to $17,651 for the prior fiscal year, an overall decrease of $2,753, or 15.6%. The majority of this reduction was due to a decrease in interest costs associated with our credit facility as well as a decrease in the amount of deferred finance costs that were fully amortized during the fiscal year ended March 31, 2009.

        Loan servicing fees of $5,002 were incurred for the year ended March 31, 2009, as compared to $5,014 for the prior year. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the size of the aggregate outstanding portfolio. These fees were directly credited against the amount of the base management fee due to our Adviser. The consistency in loan servicing fees is the result of similar balances in our portfolio of loans being serviced by our Adviser during the comparable years.

        The base management fee for the year ended March 31, 2009 was $1,699, as compared to $1,803 for the prior year. The decrease is reflective of fewer total assets held throughout the year ended March 31, 2009 when compared to the prior fiscal year. The base management fee is computed quarterly, as described under "Investment Advisory and Management Agreement" in Note 4 of our accompanying consolidated financial statements and is summarized in the table below:

	Year ended
	March 31, 2009	March 31, 2008
Base management fee	$1,699	$1,803
Credits to base management fee from Adviser:
Credit for fees received by Adviser from the portfolio companies	(861)	(1,045)
Fee reduction for the waiver of 2% fee on senior syndicated loans to 0.5%(1)	(1,613)	(1,764)

Credit to base management fee from Adviser	(2,474)	(2,809)
Net base management fee	$(775)	$(1,006)

    (1)
    Our Adviser voluntarily and irrevocably waived the annual 2.0% base management fee to 0.5% for senior syndicated loan participations to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations.

        The administration fee was $821 for the year ended March 31, 2009, as compared to $855 for the prior year. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning of each quarter) in comparison to the average assets of all companies managed by our Adviser that are under similar administration agreements with our Administrator. The slight decrease was attributable to a modest decrease in our total assets in relation to the other funds serviced by our Administrator during the prior year.

        As a result of the Subsequent Syndicated Loan Sales and the parallel decrease in the size of our average assets, and our current intention not to grow our portfolio in the near-term, we expect that the base management fee and the administration fee will decrease correspondingly.

        Interest expense was $5,349 for the year ended March 31, 2009, as compared to $7,733 for the prior year, a decrease of $2,384, or 30.8%. The decline was a direct result of decreased borrowings under our credit facility during the current fiscal year as compared to the prior fiscal year. While there was an increase in the interest rate margin charged on the outstanding borrowings upon renewing the facility during October 2009, the overall LIBOR base rate decrease during the period offset this interest rate margin increase.

        Amortization of deferred finance costs, in connection with our credit facility with Deutsche Bank A.G., were $323 for the year ended March 31, 2009, as compared to $734 for the prior year. The decrease is attributable to full amortization of costs incurred in connection with the credit facility agreement during the current year. There was no fee associated with the October 2009 renewal of the credit facility. We did incur approximately $1.2 million of financing fees directly related to our new credit facility with Branch Bank and Trust Company during March 2009. These costs have been capitalized as deferred financing fees at March 31, 2009 and will be amortized ratably over the term of the new credit facility.

        Professional fees, generally consisting of legal and audit fees, were $532 for the year ended March 31, 2009, as compared to $416 for the prior year. The increase was due to higher audit fees as well as legal costs associated with our SEC filings and the Registration Statement on Form N-2 as well as additional legal costs related to the sale of senior syndicated loans.

        Stockholder related costs were $485 for the year ended March 31, 2009, as compared to $268 for the prior year. Stockholder related costs include such recurring items as annual Nasdaq listing fees, transfer agent fees, annual report printing and distribution and other annual meeting costs, costs associated with SEC filings and press release costs. The increase was primarily attributable to the increase in proxy solicitation and annual report printing fees.

        Insurance expense was $222 for the year ended March 31, 2009, as compared to $231 for the prior year. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums and remained relatively flat over the comparable fiscal years.

        Directors' fees were $194 for the year ended March 31, 2009, as compared to $232 for the prior year. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The slight decrease is due to the timing of committee meetings and a result of fewer meetings being held in the current year.

        Other expenses were $271 for year ended March 31, 2009, as compared to $365 for the prior year. These expenses consist of direct expenses such as non-reimbursable travel related specifically to our portfolio companies, consultant loan evaluation services for our portfolio companies, backup servicer expenses and document custody fees, as well of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. The decrease in the current year from the prior year was attributed mainly to a reduction in franchise taxes and annual reporting fees.

Realized and Unrealized (Loss) Gain on Investments

        For the year ended March 31, 2009, we recognized a net loss on ten sales and three premature exits of senior syndicated loans in the aggregate amount of $5,023, and we recorded net unrealized depreciation of investments in the aggregate amount of $19,814. At March 31, 2008, we recognized a net loss on the sale of 17 syndicated loans in the aggregate amount of $2,412, and we recorded net unrealized depreciation of investments in the aggregate amount of $11,528.

        At March 31, 2009, the fair value of our investment portfolio was less than the cost basis of our portfolio by approximately $35.0 million, as compared to $15.2 at March 31, 2008, representing net unrealized depreciation of $19.8 million for the year. The majority of our unrealized depreciation for the year occurred in our senior syndicated loans, which decreased in value by $14.9 million during the fiscal year, primarily as a result of the pending consummation of the Subsequent Syndicated Loan Sales. The most significant losses occurred in Interstate Fibernet, LVI Services, Generac, CRC Health Group, PTS Acquisition Corp., and Network Solutions, all of which were sold subsequent to March 31, 2009. Our Affiliate investments also experienced an overall devaluation, driven primarily by losses on Noble Logistics and on our debt and equity portions of Quench and Danco, respectively. Slightly offsetting this was an appreciation in the value of our equity held in Quench. We valued the debt portion of bundled debt and equity investments in non-controlled companies in accordance with board approved valuation policies, which valued the debt securities through the use of a liquidity waterfall approach. Consistent with our board of directors' ongoing review and analysis of appropriate valuation policies, and in conjunction with our adoption of SFAS No. 157 on April 1, 2008, the board of directors modified our valuation procedures so that the debt portion of bundled investments in non-controlled companies is valued by SPSE, which change had a positive impact on net unrealized appreciation in the amount of approximately $8.5 million for the fiscal year ended March 31, 2009.

        Our Control investments, however, performed quite well, appreciating in value by an aggregate of approximately $5.6 million during the fiscal year. This increase was led by our equity positions in A. Stucki, Chase Industries and Galaxy Tools, as well as an increase in the fair market value of the debt portion of Auto Safety House, which previously had no fair value. Countering this appreciation in value was an unrealized loss in the equity of Acme Cryogenics, which depreciated in fair value by approximately $4.1 million.

        Subsequent to March 31, 2009, we sold 29 of the remaining 32 senior syndicated loans included in the Non-Control/Non-Affiliates, which we refer to collectively as, the Subsequent Syndicated Loan Sales, for aggregate proceeds of approximately $69.2 million in cash and recorded a realized loss of approximately $34.6 million. The Subsequent Syndicated Loan Sales are included in our consolidated assets as of March 31, 2009 and were valued at their respective sale prices and were the primary cause of our increase in unrealized loss, which loss will be reflected in the results of operations for the three months ending June 30, 2009. See Note 13, "Subsequent Events" in the notes to our accompanying consolidated financial statements.

        We believe that our investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets. Although our investment portfolio has depreciated, our entire portfolio was fair valued at 90% of cost as of March 31, 2009. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution. The Subsequent Syndicated Loan Sales, for example, resulted in a realized loss of approximately $34.6 million.

Derivatives

        We recorded unrealized depreciation of our interest rate cap agreement purchased in October 2007 and February 2008 of $0 and $53 for the years ended March 31, 2009 and 2008, respectively.

        During May 2009, we cancelled our interest rate cap agreement with Deutsche Bank A.G. and entered into a new interest rate cap agreement for a notional amount of $45 million that will effectively limit the interest rate on a portion of the borrowings under the Credit Facility. We incurred a premium fee of approximately $40 in conjunction with this agreement.

Net Decrease in Net Assets Resulting from Operations

        For the year ended March 31, 2009, we recorded a net decrease in net assets resulting from operations of $11,449 as a result of the factors discussed above. Our net decrease in net assets resulting from operations per basic and diluted weighted average common share for the years ended March 31, 2009 and 2008 were $0.53 and $0.06, respectively. For the year ended March 31, 2008, we recorded a net decrease in net assets resulting from operations of $941. We will continue to incur base management fees, which are likely to increase to the extent our investment portfolio grows, and we may begin to incur incentive fees. The administrative fee payable to our Administrator is also likely to grow during future periods to the extent our average total assets grow in comparison to prior periods and as the expenses incurred by our Administrator to support our operations increase.

Comparison of the fiscal years ended March 31, 2008 and March 31, 2007

Investment Income

        Investment income for the year ended March 31, 2008 was $27,894, as compared to $17,262 for the year ended March 31, 2007.

        Interest income from our investments in debt securities of private companies was $27,629 for the year ended March 31, 2008, as compared to $15,594 for the prior year, representing an increase of $12,035, or 77% over the prior year. This increase was due to a significant number of additions to our investment portfolio for the year ended March 31, 2008, at which time the average cost basis of our interest-bearing investment portfolio was $292.9 million, as compared to $185.7 million in the prior year. This is also reflected in our weighted average yield on our portfolio investments, excluding cash and cash equivalents, which was 8.91% for the year ended March 31, 2008, as compared to 8.72% for the prior year.

        Interest income from Non-Control/Non-Affiliate investments was $14,575 for the year ended March 31, 2008, as compared to $9,572 for the prior year. This increase was the result of approximately $27.8 million of additional Non-Control/Non-Affiliate investments made during the year ended March 31, 2008.

        Interest income from Control investments was $10,768 for the year ended March 31, 2008, as compared to $5,486 for the prior year. This increase is mainly attributable to the purchase of one additional Control investment during the year ended March 31, 2008, as well as the two prior year purchases being held and earning income for an entire year.

        Interest income from Affiliate investments was $2,286 for the year ended March 31, 2008, as compared to $536 for the prior year. The increase of $1,750 was a result of two new Affiliate investments made during the year ending March 31, 2008, in addition to the prior year purchase being held and earning income for an entire year.

        The following table lists the interest income from investments for the five largest portfolio companies during the respective periods:

Year ended March 31, 2008

Company	Interest Income	% of Total
A. Stucki Holding Corp.	$3,377	12.2%
Chase II Holdings Corp.	3,017	10.9%
Acme Cryogenics, Inc.	1,695	6.2%
Noble Logistics, Inc.	1,518	5.5%
Quench Holdings Corp.	1,494	5.4%

Subtotal	$11,101	40.2%
Other companies	16,528	59.8%

Total interest income	$27,629	100.0%

Year ended March 31, 2007

Company	Interest Income	% of Total
Chase II Holdings Corp.	$3,063	5.4%
Quench Holdings Corp.	1,405	5.4%
US Investigative Services, Inc.	833	3.8%
Graham Packaging Holding Co.	809	3.7%
Sungard Data Systems	713	3.7%

Subtotal	$6,823	22.0%
Other companies	8,771	78.0%

Total interest income	$15,594	100.0%

        Interest income from invested cash and cash equivalents for the year ended March 31, 2008 was $217, as compared to $1,662 for the prior year period. This decrease is the result of having less cash on hand in our interest bearing accounts during the year ended March 31, 2008, as we had fully invested the proceeds from our initial public offering and used the majority of the proceeds from sales and repayments on outstanding loans to pay down our line of credit.

        Other income was $48 for the year ended March 31, 2008, as compared to $6 for the prior year. Other income is comprised of loan amendment fees that are amortized over the remaining lives of the respective loans and other miscellaneous income amounts. The increase is directly related to additional amendment fees received during the year ended March 31, 2008.

Operating Expenses

        Total operating expenses, excluding any voluntary and irrevocable credits to the base management fee, were $17,651 for the year ended March 31, 2008, as compared to $6,992 for the prior year. The majority of this change was due to significant increases experienced in the loan servicing fee, interest expense, and amortization of deferred finance costs, all discussed below.

        Loan servicing fees of $5,014 were incurred for the year ended March 31, 2008, as compared to $1,569 for the prior year. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the size of the aggregate outstanding portfolio. These fees were directly credited against the amount of the base management fee due to our

Adviser. The increase in loan servicing fees is the result of an increase in our portfolio of loans being serviced by our Adviser during the year ended March 31, 2008, as compared to the prior year.

        The base management fee for the year ended March 31, 2008 was $1,803, as compared to $2,413 for the prior year. The decrease in our base management fee results from the increase in loan servicing fees, which served as a reduction to the overall base management fee. The base management fee is computed quarterly, as described under "Investment Advisory and Management Agreement" in Note 4 of the accompanying consolidated financial statements and is summarized in the table below:

	Year ended
	March 31, 2008	March 31, 2007
Base management fee	$1,803	$2,413
Credits to base management fee from Adviser:
Credit for fees received by Adviser from the portfolio companies	(1,045)	(878)
Fee reduction for the waiver of 2% fee on senior syndicated loans to 0.5%(1)	(1,764)	—

Credit to base management fee from Adviser	(2,809)	(878)
Net base management fee	$(1,006)	$(1,535)

    (1)
    Our Adviser voluntarily waived the annual 2.0% base management fee to 0.5% for senior syndicated loan participations to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations.

        Administration fees payable to our Administrator were $855 for the year ended March 31, 2008, as compared to $527 for the prior year. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, and their respective staffs. Our allocable portion of expenses is derived by multiplying the total expenses by the percentage of our average assets (the assets at the beginning of each quarter) in comparison to the average assets of all companies managed by our Adviser that are under similar administration agreements with our Administrator. This increase is mainly attributable to the personnel growth of our Administrator, as well as an increase in the general overhead expenses incurred by our Administrator, partly on our behalf.

        Interest expense was $7,733 for the year ended March 31, 2008, as compared to $608 for the prior year. The increase was directly attributable to the increase in borrowings under our credit facility to fund our investment activity during fiscal year 2008, whereas in the prior year we had a minimal draw on the credit facility, and it was only outstanding for six months.

        Amortization of deferred financing fees was $734 for the year ended March 31, 2008, as compared to $234 for the prior year. The increase was due to the amortization of a full year of deferred financing fees associated with the October 2007 renewal of our credit facility for the year ended March 31, 2008, as opposed to only six months of amortization in the prior year.

        Professional fees, consisting mainly of legal fees and accounting and audit fees, were $416 for the year ended March 31, 2008, as compared to $586 for the prior year. The decrease is mainly related to the timing of our general audit accruals and the initial capitalization and amortization of expenses related to our shelf registration statement on Form N-2.

        Stockholder related costs remained relatively flat during the comparable periods at $268 for the year ended March 31, 2008, compared to $273 for the prior year. Stockholder related costs consist of annual Nasdaq listing fees, transfer agent fees, annual report printing and distribution and other annual meeting costs, costs associated with SEC filings and press release costs.

        Insurance expense was $231 for the year ended March 31, 2008, as compared to $262 for the prior year. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums. The decrease was due to a reduction in the premiums for directors and officers' insurance for the policy period during fiscal year 2008.

        Directors' fees were $232 for the year ended March 31, 2008, as compared to $208 for the prior year. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The slight decrease is due to the timing of committee meetings and is a result of fewer meetings being held in the current quarter.

        Other expenses were $365 for year ended March 31, 2008, as compared to $312 for the prior year. These expenses consist of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, backup servicer expenses, as well of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. The increase is primarily due to additional direct expenses incurred in relation to the growth of our overall investment portfolio size.

Realized and Unrealized (Loss) Gain on Investments

        For the year ended March 31, 2008, we recognized a net loss on the sale of 17 loan participations in the aggregate amount of $2,412, and we recorded net unrealized depreciation of investments in the aggregate amount of $11,528. At March 31, 2007, we recognized a net loss on the sale of nine loan participations in the aggregate amount of $94, and we recorded net unrealized depreciation of investments in the aggregate amount of $3,785. The increase in realized losses is attributable to the need that we experienced in the year ended March 31, 2008 for liquidity to invest in potentially higher yielding investments, which caused us to sell certain loan participations.

        At March 31, 2008, the fair value of our investment portfolio was less than the cost basis of our portfolio by $15.2 million, as compared to $3.7 million at March 31, 2007, representing net unrealized depreciation of approximately $11.5 million for the fiscal year. The decline in the fair value of our investment portfolio during the fiscal year ended March 31, 2008 was due to devaluations in our senior syndicated loan participations, as our Non-Control/Non-Affiliates experienced a $23.3 million unrealized loss over the year ended March 31, 2008. This loss was partially offset by unrealized gains in our Control and Affiliate investments, which increased $11.8 million in aggregate.

        Although our investment portfolio had depreciated, our entire portfolio was fair valued at 96% of the cost of the investments as of March 31, 2008. We believe that the depreciation is due primarily to the general instability of the loan markets. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Derivatives

        At March 31, 2008, we recorded net unrealized depreciation of $53 due to a decrease in the fair market value of our interest rate cap agreement purchased in October 2007 and February 2008.

Net (Decrease) Increase in Net Assets Resulting from Operations

        At March 31, 2008, we realized a net decrease in net assets resulting from operations of $941 as a result of the factors discussed above. Our net (decrease) increase in net assets from operations per basic and diluted weighted average common share for the years ended March 31, 2008 and 2007 were ($0.06) and $0.44, respectively. For the year ended March 31, 2007, we recorded a net increase in net assets resulting from operations of $7.3 million. We will continue to incur base management fees, which are likely to increase to the extent that our investment portfolio grows, and we may begin to incur incentive fees. Our administrative expenses payable to our Administrator are also likely to grow during future periods to the extent that our average total assets grow in comparison to prior periods and as the expenses incurred by our Administrator to support our operations increase.

LIQUIDITY AND CAPITAL RESOURCES (dollar amounts in thousands, except per share amounts or unless otherwise indicated)

Operating Activities

        At March 31, 2009, we had investments in equity of, loans to, or syndicated participations in, 46 private companies with a cost basis totaling approximately $348.9 million. At March 31, 2008, we had investments in equity of, loans to or syndicated participations in 52 private companies with a cost basis totaling approximately $350.8 million. At March 31, 2007, we had investments in equity of or loans to or syndicated participations in 47 private companies with a cost basis totaling approximately $274.6 million.

        During the years ended March 31, 2009, 2008 and 2007, the following investment activity occurred during each quarter of the respective fiscal year:

Quarter Ended	New Investments(1)		Principal Repayments(2)		Investments Sold(3)	Net (Loss) Gain on Disposal
June 30, 2008	$8,980		$3,493		$13,227	$(1,718)
September 30, 2008	27,632		18,841		—	(2,498)
December 31, 2008	11,043		4,469		—	—
March 31, 2009	5,347	*	9,068	*	687	(807)

Total fiscal year 2009	$53,002		$35,871		$13,914	$(5,023)

June 30, 2007	$72,601		$21,358		$5,809	$(48)
September 30, 2007	41,183		16,948		—	(4)
December 31, 2007	43,551		21,417		9,887	(146)
March 31, 2008	17,920		4,517		16,501	(2,214)

Total fiscal year 2008	$175,255		$64,240		$32,197	$(2,412)

June 30, 2006	$33,666		$874		$15,552	$3
September 30, 2006	15,812		5,964		997	(2)
December 31, 2006	69,373		3,610		3,041	(2)
March 31, 2007	64,102		19,974		11,154	(93)

Total fiscal year 2007	$182,953		$30,422		$30,744	$(94)

*
Includes a non-cash assumption of $3,043 worth of senior notes received from American Greetings Corporation for our agreement to the RPG bankruptcy settlement in which we received the aforementioned notes and $909 in cash and recognized a loss on the settlement of approximately $601.

        Subsequent to March 31, 2009, we sold 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of our total investments, at March 31, 2009. As a result of the Subsequent Syndicated Loan Sales, as of May 29, 2009, we had investments in equity of, loans to, or syndicated participations in, 17 private companies with a cost basis totaling approximately $239.7 million.

(1) New Investments

  Year Ended March 31, 2009

        During the year ended March 31, 2009, we extended, either directly or through participations, $44.7 million of investments to five new portfolio companies and $8.3 million of investments to existing portfolio companies through revolver draws, additions of new notes or equity infusions, for total new investments of $53.0 million. The originations of loans to new portfolio companies by quarter were as follows:

Quarter ended	Investments	Companies	Description
June 30, 2008	$5.8 million	1	Tread Corporation
September 30, 2008	25.2 million	2	Galaxy Tool Corp. and A. Stucki (Alco Springs acquisition)
December 31, 2008	10.7 million	1	Country Club Enterprises LLC
March 31, 2009	3.0 million	1	American Greetings Corporation (through RPG settlement)

Total	$44.7 million	5

  Year Ended March 31, 2008

        During the year ended March 31, 2008, we extended, either directly or through participations, $129.1 million of investments to 23 new portfolio companies and $46.2 million of investments to existing portfolio companies through revolver draws, additions of new notes or equity infusions, for total new investments of $175.3 million. The investments of loans to new portfolio companies by quarter were as follows:

Quarter ended	Investments	Companies	Description
June 30, 2007	$56.7 million	14	B-Dry LLC and thirteen syndicated loans
September 30, 2007	24.3 million	6	Senior debt disbursed to six different syndicated borrowers
December 31, 2007	37.5 million	2	Danco Acquisition and Cavert II Holdings
March 31, 2008	10.6 million	1	Mathey Investments, Inc.

Total	$129.1 million	23

  Year Ended March 31, 2007

        During the year ended March 31, 2007, we extended, either directly or through participations, $136.9 million of investments to 36 new portfolio companies and $46.1 million of investments to existing portfolio companies through revolver draws, additions of new notes or equity infusions, for total new investments of $183.0 million. The investments of loans to new portfolio companies by quarter were as follows:

Quarter ended	Investments	Companies	Description
June 30, 2006	$19.6 million	8	Senior debt disbursed to eight different syndicated borrowers
September 30, 2006	12.5 million	7	Senior debt disbursed to seven different syndicated borrowers
December 31, 2006	63.7 million	15	Noble Logistics, Acme Cryogenics, and thirteen syndicated loans
March 31, 2007	41.1 million	6	A. Stucki Holding and five syndicated loans

Total	$136.9 million	36

        Our last investment in a new portfolio company was in November 2008. In light of current economic conditions, limited borrowings available under our Credit Facility, constraints on our ability to access the capital markets and the restraints upon our investing activities required in order to maintain RIC status, our near-term strategy depends on retaining capital and building the value of our existing portfolio companies. We will also, where prudent and possible, consider the sale of lower-yielding investments. This strategy has resulted, and may continue to result, in significantly reduced investment activity, as our ability to make new investments under these conditions is largely dependent on availability of proceeds from the sale or exit of existing portfolio investments, which events may be beyond our control and our ability to satisfy the asset diversification test under the Code. As our capital constraints and asset diversification improve, we intend to continue our strategy of making conservative investments in businesses that we believe will weather the current economy and that are likely to produce attractive long-term returns for our stockholders.

(2) Principal Repayments

  Year Ended March 31, 2009

        During the year ended March 31, 2009, one borrower made payment in full ahead of contractual maturity, two borrowers made partial payoffs commensurate with exit/settlement agreements, and one borrower made partial payment upon restructuring for an aggregate of $17.5 million. The payments received in full ahead of contractual maturity, syndicate loan payoff and unscheduled partial payoffs by quarter were as follows:

Quarter ended	Repayments	Companies	Description
June 30, 2008	$—	—	N/A
September 30, 2008	13.5 million	3	Lexicon (partial repayment upon exit), Hudson (repaid in full ahead of maturity) and Quench (repaid in full ahead of maturity and restructured)
December 31, 2008	—	—	N/A
March 31, 2009	4.0 million	1	RPG settlement and acquisition of AMG notes

Total	$17.5 million	4

        We also experienced contractual amortization, revolver repayments and some principal payments received ahead of schedule in aggregate amount of $18.4 million, for total principal repayments of $35.9 million.

  Year Ended March 31, 2008

        During the year ended March 31, 2008, seven borrowers made payments in full ahead of contractual maturity for an aggregate of $36.7 million. The payments received in full ahead of contractual maturity, refinancing and syndicate loan payoffs by quarter were as follows:

Quarter ended	Repayments	Companies	Description
June 30, 2007	$16.1 million	4	Patriot, Madison River, Dresser and Maidenform (repaid in full ahead of maturity)
September 30, 2007	10.8 million	1	USIS (repaid in full ahead of maturity)
December 31, 2007	9.8 million	2	ACS Media and U.S. Silica (repaid in full ahead of maturity)
March 31, 2008	—	—	N/A

Total	$36.7 million	7

        We also experienced contractual amortization, revolver repayments and some principal payments received ahead of schedule in aggregate amount of $27.5 million, for total principal repayments of $64.2 million.

  Year Ended March 31, 2007

        During the year ended March 31, 2007, six borrowers made payments in full ahead of contractual maturity for an aggregate of $26.2 million. The payments received in full ahead of contractual maturity and syndicate loan payoffs by quarter were as follows:

Quarter ended	Repayments	Companies	Description
June 30, 2006	$—	—	N/A
September 30, 2006	5.0 million	2	Tex Star Op and Fresh Start (repaid in full ahead of maturity)
December 31, 2006	2.2 million	1	MedAssets (repaid in full ahead of maturity)
March 31, 2007	19.0 million	3	WastEquip, Brock Holdings and Graham Packaging (repaid in full ahead of maturity)

Total	$26.2 million	6

        We also experienced contractual amortization, revolver repayments and some principal payments received ahead of schedule in aggregate amount of $4.2 million, for total principal repayments of $30.4 million.

(3) Investments Sold

  Year Ended March 31, 2009

        During the year ended March 31, 2009, we sold, either partially or in full, ten different syndicated loans for aggregate proceeds of $13.9 million. The sales by quarter were as follows:

Quarter ended	Sales	Companies	Description
June 30, 2008	$13.2 million	9	Full and partial sales of nine different syndicated loans.
September 30, 2008	—	—	N/A
December 31, 2008	—	—	N/A
March 31, 2009	0.7 million	1	Sale of Hargray

Total	$13.9 million	10

        As discussed elsewhere in this prospectus, subsequent to March 31, 2009, we sold 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of our total investments, at March 31, 2009.

  Year Ended March 31, 2008

        During the year ended March 31, 2008, we sold, either partially or in full, sixteen different syndicated loans for aggregate proceeds of $32.2 million. The sales by quarter were as follows:

Quarter ended	Sales	Companies	Description
June 30, 2007	$5.8 million	4	Sales of Aramak, Latham, Nutro and Central Parking
September 30, 2007	—	—	N/A
December 31, 2007	9.9 million	2	Partial sales of Graham Packaging and West Corp.
March 31, 2008	16.5 million	10	Full and partial sales of ten different syndicated loans

Total	$32.2 million	16

  Year Ended March 31, 2007

        During the year ended March 31, 2007, we sold, either partially or in full, nine different syndicated loans and common equity in one proprietary investment for aggregate proceeds of $30.7 million. The sales by quarter were as follows:

Quarter ended	Sales	Companies	Description
June 30, 2006	$15.5 million	4	Sales of Revere, Burlington, Le Natures and ECI
September 30, 2006	1.0 million	1	Sale of Hertz
December 31, 2006	3.0 million	2	Sale of Latham (partial) and Fresh Start
March 31, 2007	11.2 million	3	Sales of BMS, Sungard and Acme common equity

Total	$30.7 million	10

        The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at March 31, 2009.

Fiscal Year Ending March 31,	Amount
2010	$12,057
2011	27,054
2012	53,180
2013	14,941
2014	74,228
Thereafter	18,352

Total Contractual Repayments (including the impact of the Subsequent Syndicated Loan Sales)	$199,812
Investment in equity securities	45,322
Unamortized premiums on debt securities	39
Principal of Subsequent Syndicated Loan Sales	103,772

Total investments held at March 31, 2009	$348,945

Operating Activities

        Net cash provided by operating activities for the year ended March 31, 2009 was approximately $13.0 million and consisted primarily of principal loan repayments, the sale of existing portfolio investments and net unrealized depreciation of our investments. These cash inflows were partially offset by the purchases of two new Control investments, one new Affiliate investment and other disbursements to existing portfolio companies. For the year ended March 31, 2008, net cash used in operating activities was approximately $57.4 million and consisted primarily of the purchase of two new Control investments, one new Affiliate investment and other disbursements to existing portfolio companies, partially offset by principal loan repayments, proceeds from sales of portfolio investments and a decrease in the amount due from our custodian. Net cash used in operating activities for the year ended March 31, 2007 was approximately $122.7 million and consisted primarily of the purchase of an aggregate of approximately $35.0 million of Non-Control/Non-Affiliate investments in syndicated loans, two Affiliate investments and one new Control investment, partially offset by principal loan repayments and proceeds from sales of portfolio investments.

Financing Activities

        Net cash used in financing activities for the fiscal year ended March 31, 2009 was approximately $15.1 million, which was primarily a result of repayments on our line of credit in excess of borrowings by approximately $34.6 million, in addition to our distributions paid to stockholders of $20.8 million. This was partially offset, however, by the Rights Offering (defined below), which provided net proceeds of $40.6 million.

        Net cash provided by financing activities for the fiscal year ended March 31, 2008 was approximately $29.0 million, which was primarily a result of borrowings on our line of credit in excess of repayments by approximately $44.8 million. This was partially offset, however, by distributions paid to our stockholders of $15.4 million.

        Net cash provided by financing activities for the fiscal year ended March 31, 2007 was approximately $84.8 million, which was primarily a result of borrowings on our line of credit in excess of repayments by approximately $100.0 million. This was partially offset, however, by distributions paid to our stockholders of $14.2 million.

Distributions

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.08 per common share during each month of the fiscal year ended March 31, 2009. We declared and paid monthly distributions of $0.07 per common share for each month from April 2006 through December 2006, $0.075 per common share for each month from January 2007 to September 2007, and $0.08 per common share for each month from October 2007 through March 2008.

        For the year ended March 31, 2009, our distribution payments of approximately $20.8 million exceeded our net investment income by approximately $7.4 million. We declared these distributions based on our estimates of net investment income for the fiscal year. Our investment pace continued to be slower than expected in our third full year of operations and, consequently, our net investment income was lower than our original estimates. A portion of the distributions declared during fiscal year 2009 was treated as a return of capital to our stockholders.

        In connection with our negotiation of the Credit Facility, our Board of Directors decreased, by 50% from the prior three-month period, the amount of our monthly cash distributions and declared distributions of $0.04 per common share for each of the months of April, May and June of 2009.

Issuance of Equity

        We have filed a registration statement with the SEC, which we refer to as the Registration Statement, of which this prospectus is a part, that permits us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock, subscription rights, warrants representing rights to purchase shares of our common stock, debt securities or a combination of the foregoing. To date, we have incurred approximately $760 of costs in connection with the Registration Statement.

        We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below net asset value, we will have regulatory constraints under the 1940 Act on our ability to obtain additional capital in this manner. At March 31, 2009, our stock closed trading at $3.82, representing a 60.7% discount to our net asset value of $9.73 per share. Generally, the 1940 Act provides that we may not issue stock for a price below net asset value per share, without first obtaining the approval of our stockholders and our independent directors or through a rights offering.

        We raised additional capital within these regulatory constraints in April 2008 through an offering of transferable subscription rights to purchase additional shares of common stock, which we refer to as the Rights Offering. Pursuant to the Rights Offering, we sold 5,520,033 shares of our common stock at a subscription price of $7.48 per share, which represented a purchase price equal to 93% of the weighted average closing price of our stock in the last five trading days of the subscription period. Net proceeds of the offering, after offering expenses borne by us, were approximately $40.6 million and were used to repay outstanding borrowings under our line of credit. Should our common stock continue to trade below its net asset value per share, we may seek to conduct similar offerings in the future in order to raise additional capital, although there can be no assurance that we will be successful in our efforts to raise capital.

Future Capital Resources

        During our 2008 annual stockholders meeting, our stockholders approved a proposal that allows us to issue long-term rights, including warrants to purchase shares of our common stock at an exercise price per share that will not be less than the greater of the market value or net asset value of our common stock at a time such rights may be issued. Our stockholders also approved a proposal that allows us to sell shares of our common stock at a price below our then current net asset value per share should we choose to do so. This proposal is in effect until our next annual stockholders meeting, which is currently scheduled for August 13, 2009, when our stockholders will again be asked to vote in favor of a proposal that would allow us to sell shares of our common stock at a price below our then current net asset value per share for another year.

New Revolving Credit Facility

        On April 14, 2009, we entered into the Credit Facility, providing for a $50.0 million revolving line of credit arranged by BB&T as administrative agent, replacing Deutsche Bank, A.G. who served as administrative agent under our prior credit facility. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. In connection with our entry into the Credit Facility, we borrowed $43.8 million under the Credit Facility to repay in full all amounts outstanding under the prior credit agreement. The Credit Facility may be expanded up to $125.0 million through the addition of other committed lenders to the facility. The Credit Facility matures on April 14, 2010 and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of maturity. Advances under the Credit Facility will generally bear interest at the 30 day LIBOR rate (subject to a minimum rate of 2%), plus 5% per annum, with a commitment fee of 0.75% per annum on undrawn amounts.

        Interest is payable monthly during the term of the Credit Facility. Principal is payable after April 14, 2010 through maturity out of all of our collections of principal from our loans. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies. The Credit Facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances as well as limits on payments of distributions. As of June 30, 2009, Business Investment was in compliance with all of the facility covenants. As of July 15, 2009 there was $28.2 million of borrowings outstanding on the Credit Facility at an interest rate of approximately 7.0%, and the remaining borrowing capacity under the Credit Facility was approximately $18.7 million due to certain limitations on our borrowing base.

        During May 2009, we cancelled our interest rate cap agreement with Deutsche Bank A.G. and entered into a new interest rate cap agreement for a notional amount of $45 million that will effectively limit the interest rate on a portion of the borrowings under the Credit Facility. We incurred a premium fee of approximately $40 in conjunction with this agreement.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is also the trustee of the account and once a month remits the collected funds to us. At March 31, 2009, the amount due from the custodian was approximately $867.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The loan documents require us to maintain a minimum net worth of $169 million plus 50% of all equity and subordinated debt raised after April 14, 2009, to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act and to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2009, we were in compliance with the covenants under the performance guaranty.

        Our continued compliance with these covenants, however, depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which valuation is subject to changing market conditions that are presently very volatile, affects our ability to comply with these covenants. During the fiscal year ended March 31, 2009, net unrealized depreciation on our investments was approximately $19.8 million, compared to $11.5 million during the prior fiscal year. Given the continued deterioration in the capital markets, net unrealized depreciation in our portfolio may continue to increase in future periods and threaten our ability to comply with the covenants under our Credit Facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders, could accelerate our repayment obligations under the Credit Facility and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions as more fully described below.

        The Credit Facility matures on April 14, 2010, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of maturity. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility on terms that are favorable to us, or at all. Our ability to obtain replacement financing will be constrained by current economic conditions affecting the credit markets, which have significantly deteriorated over the last several months and may decline further. Consequently, any renewal, extension or refinancing of the Credit Facility will likely result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds with regard to our ability to fund investments or maintain distributions. For instance, in connection with the recent amendment of the Credit Facility, committed funding under the facility was reduced from $125.0 million to $50.0 million due to the election of Deutsche Bank A.G., who was a committed lender under our prior credit facility, not to participate in the new facility and withdraw its commitment. If we are not able to renew, extend or refinance the Credit Facility, this would likely have a material adverse effect on our liquidity and ability to fund new investments or pay distributions to our stockholders. Our inability to pay distributions could result in us failing to qualify as a RIC. Consequently, any income or gains could become taxable at corporate rates. If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses such as those recently recorded in connection with the Subsequent Syndicated Loan Sales, which resulted in a realized loss of approximately $34.6 million during the quarter ending June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders' interest in our earnings and assets and voting interest in us.

Contractual Obligations and Off-Balance Sheet Arrangements

        We were not a party to any signed term sheets for potential investments as of March 31, 2009. In October 2008, the Company executed a guaranty of a vehicle finance facility agreement between Ford Motor Credit Company, or FMC, and Auto Safety House, LLC, or ASH, one of our Control investments, which we refer to as the Finance Facility. The Finance Facility provides ASH with a line of credit of up to $500 for component Ford parts used by ASH to build truck bodies under a separate contract. Title and ownership of the parts is retained by Ford. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon our replacement as guarantor. The Finance Facility is secured by all of the assets of Business Investment. As of March 31, 2009, we have not been required to make any payments on the guaranty of the Finance Facility.

Quantitative and Qualitative Disclosures About Market Risk

        We are subject to financial market risks, including changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. We expect that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates, with approximately 80% made at variable rates or variables rates with a floor mechanism. All of our variable-rate loans have rates associated with either the current LIBOR or Prime Rate. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

        At March 31, 2009, approximately 50% of our investment portfolio, at cost, was comprised of loans at variable rates, approximately 30% of our investment portfolio, at cost, was in loans at variable rates with a floor and approximately 20% of our investment portfolio, at cost, was in loans at fixed rates. As a result of the Subsequent Syndicated Loan Sales, however, as of July 15, 2009, our portfolio had approximately 23% of the total of the loan cost value at variable rates, approximately 46% of the total loan cost value at variable rates with floors and approximately 31% of the total loan portfolio cost basis at fixed rates.

        We had a $125.0 million revolving credit facility, based on variable rates, with Deutsche Bank A.G., which matured in April 2009. As of March 31, 2009, there was an outstanding principal balance of $110.3 million at a stated interest rate of approximately 0.7% plus a 3.5% program fee. In April 2009, we entered into a new revolving credit facility with BB&T for up to $50.0 million. Advances under the new credit facility will generally bear interest at the 30-day LIBOR rate (subject to a minimum rate of 2%), plus 5% per annum, with a commitment fee of 0.75% per annum on undrawn amounts. We borrowed approximately $43.8 million under the new credit facility and, along with our funds, repaid all outstanding principal and interest on the prior credit facility and terminated that credit facility.

        In October 2007 and February 2008, we entered into an interest rate cap agreement in connection with our prior line of credit. We purchased this interest rate cap agreement with a notional amount of $60 million for a one-time, up-front payment of $53. The interest rate cap agreement entitles us to receive payments, if any, equal to the amount by which interest payments on the current notional amount at one month LIBOR exceed the payments on the current notional amount at 9%. The cap expires in October 2009. This interest rate cap agreement effectively caps our interest payments on our line of credit borrowing, up to the notional amount of the interest rate cap, at 9%. This mitigates our exposure to increases in interest rates on our borrowings on our line of credit, which are at variable rates. At March 31, 2009, the interest rate cap agreement had a nominal fair market value.

        To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant and no further actions beyond the interest rate cap agreement are taken to alter our existing interest rate sensitivity. Under this analysis, a hypothetical increase in the one month LIBOR by 1.0% would increase our net increase in net assets resulting from operations by approximately $0.405 million over the next twelve months, compared to the net increase in net assets resulting from operations for the twelve months ended March 31, 2009. A hypothetical decrease in the one month LIBOR by 1.0% would decrease our net increase in net assets resulting from operations by approximately $0.283 million over the next twelve months, compared to the net increase in net assets from operations for the twelve months ended March 31, 2009. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

        We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, but some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

 BUSINESS

Overview

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our Investment Adviser and Administrator

        Gladstone Management Corporation, or the Adviser, is led by a management team which has extensive experience in our lines of business. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC, or the Administrator, which employs our chief financial officer, chief compliance officer, treasurer and their respective staffs. Excluding our chief financial officer, all our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded business development company; and Gladstone Land Corporation, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer. All of our directors and executive officers, with the exception of our chief financial officer, serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Capital. In the future, our Adviser and Administrator may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and administrative agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers' Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Georgia.

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. We seek to make investments that generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were to be investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Corporate Information

        Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstoneinvestment.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

  Overview of Investment and Approval Process

        To originate investments, our Adviser's investment professionals use an extensive referral network comprised primarily of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser's investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity from our Adviser's investment committee, which is composed of David Gladstone (our chairman and chief executive officer), Terry Lee Brubaker (our co-vice chairman and chief operating officer) and George Stelljes III (our co-vice chairman and chief investment officer). If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to our Adviser's investment committee, which must approve each investment. Further, each financing is reviewed and approved by the members of our Board of Directors, a majority of whom are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act.

  Prospective Portfolio Company Characteristics

        We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

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  Value-and-Income Orientation and Positive Cash Flow.  Our investment philosophy places a premium on fundamental analysis from an investor's perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required distributions on preferred stock. Typically, we do not expect to invest in start-up companies or companies with speculative business plans.

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  Experienced Management.  We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

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  Strong Competitive Position in an Industry.  We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

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  Exit Strategy.  We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them and to reinvest in their respective businesses. We expect that such internally generated cash flow, which will allow our portfolio companies to pay interest on, and repay the principal of, our investments, will be a key means by which we exit from our investments over time. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we may obtain or retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

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  Liquidation Value of Assets.  The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our investment analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

  Extensive Due Diligence

        Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company may begin with a review of publicly available information, and generally includes some or all of the following:

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  a review of the prospective portfolio company's historical and projected financial information;

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  visits to the prospective portfolio company's business site(s);

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  interviews with the prospective portfolio company's management, employees, customers and vendors;

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  review of all loan documents;

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  background checks on the prospective portfolio company's management team; and

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  research on the prospective portfolio company's products, services or particular industry.

        Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout or other recapitalization, our Adviser's investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser's investment committee, which consists of Messrs. Gladstone, Brubaker and Stelljes. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

        We also rely on the long-term relationships that our Adviser's investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

  Investment Structure

        Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company.

        Subordinated Debt and Mezzanine Debt.    We anticipate that over time, much of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine loans are unsecured loans while most of the subordinated loans are collateralized by a subordinated lien on some or all of the assets of the borrower. We structure most of our mezzanine and subordinated loans with variable interest rates, but some are fixed rate loans. In either event, we structure the loans at relatively high rates of interest that provide us with significant current interest income. Our subordinated and mezzanine loans typically have maturities of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment, but none of our loans to date are convertible into such debt or equity securities.

        Our subordinated and mezzanine debt investments may include equity features, such as warrants or options to buy a significant common stock ownership interest in the portfolio company or success fees if the business is sold. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and co-registration rights.

        Senior Secured Debt.    We also provide senior secured acquisition financing for some portfolio companies. We typically structure these senior secured loans to have terms of three to ten years, and they may provide for limited principal payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral usually takes the form of first priority liens on the assets of the portfolio company. The interest rates on our senior secured loans are generally variable rates ranging between 3.5% and 7.0% over the London Interbank Offer Rate, or LIBOR.

        Preferred and Common Stock.    We also may acquire preferred or common stock, or both, in connection with a buyout or recapitalization. With respect to preferred or common stock investments,

we target an investment return substantially higher than our investments in senior or subordinated loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive vary by transaction, but may include priority distribution rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, common stock does not have any current income and its value is realized, if at all, upon the sale of the business or following the company's initial public offering.

        Risk Management.    We seek to limit the downside risk of our investments by:

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  making investments with an expected total return (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

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  seeking collateral or superior positions in the portfolio company's capital structure where possible;

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  incorporating put rights and call protection into the investment structure where possible; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the preservation of our capital.

        We expect to hold most of our investments in subordinated debt and mezzanine debt until maturity or repayment, but we will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction. As described above, we may also provide senior debt in addition to subordinated debt and equity in connection with an acquisition.

  Temporary Investments

        Pending investment in the debt of private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to collectively as temporary investments, so that at least 70% of our assets are "qualifying assets," for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation as a Business Development Company."

  Hedging Strategies

        Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies in which we hold equity investments goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but it would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions, we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Pursuant to our line of credit, we have agreed to enter into hedging transactions, such as interest rate cap agreements, in connection with the borrowings that we make under our line of credit.

To date, we hold only one interest rate cap agreement. Hedging strategies can pose risks to us and our stockholders, but we believe that such activities are manageable because they will be limited to only a portion of our portfolio.

        Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security "in contravention of such rules and regulations or orders as the [SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . ." Though, to date, the SEC has not yet promulgated regulations under this statute, it is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. Accordingly, we will only engage in hedging activities that comply with applicable law and regulations.

Competitive Advantages

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses:

  Management expertise

        David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and the Gladstone Companies, and has been involved in all aspects of the Gladstone Companies' investment activities, including serving as a member of our Adviser's investment committee. David Dullum is our president and has extensive experience in private equity investing in middle market companies. Terry Lee Brubaker is our co-vice chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III is our co-vice chairman and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Dullum, Brubaker and Stelljes have principal management responsibility for our Adviser as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of our Adviser's investment professionals and supporting staff that possess a broad range of transactional, financial, managerial, and investment skills.

  Increased access to investment opportunities developed through proprietary research capability and extensive network of contacts

        Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser's investment professionals have long-term relationships. We believe that our Adviser's investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities.

Additionally, our Adviser expects to generate information from its professionals' network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

  Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital

        In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser's approach seeks to reduce risk in investments by using some or all of the following:

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  focusing on companies with good market positions, established management teams and good cash flow;

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  investing in businesses with experienced management teams;

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  engaging in extensive due diligence from the perspective of a long-term investor;

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  investing at low price-to-cash flow multiples; or

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  adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

  Longer investment horizon with attractive publicly traded model

        Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors' capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

  Flexible transaction structuring

        We believe our management team's broad expertise and ability to draw upon many years of combined experience enable our Adviser to identify, assess, and structure investments successfully across all levels of a company's capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

  Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we may issue senior debt securities (including borrowings under our current line of credit) up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may find it necessary to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See "Regulation as a Business Development Company—Asset Coverage" for a discussion of our leveraging constraints.

Ongoing Relationships with and Monitoring of Portfolio Companies

  Monitoring

        Our Adviser's investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor the status and performance of each portfolio company and use it to evaluate the overall performance of our portfolio.

        Our Adviser employs various methods of evaluating and monitoring the performance of our investments, which include some or all of the following:

  •
  Assessment of success in the portfolio company's overall adherence to its business plan and compliance with covenants;

  •
  Attendance at and participation in meetings of the portfolio company's board of directors;

  •
  Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

  •
  Comparison with other companies in the portfolio company's industry; and

  •
  Review of monthly and quarterly financial statements and financial projections for portfolio companies.

  Managerial Assistance and Services

        As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with managerial assistance. Our Adviser provides other services to our portfolio companies and receives fees for these other services, certain of which are credited by 50% against the investment advisory fees that we pay our Adviser.

  Valuation Process

        The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. We value our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, our Adviser has established an investment valuation policy, or the Policy. The Policy has been approved by our Board of Directors, and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available or reliable, we perform the following valuation process each quarter:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser's investment professionals responsible for the investment, using the Policy.

  •
  Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by Standard & Poor's Loan Evaluation Service, Inc., or SPSE, for review by our Board of Directors.

  •
  Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

        Our valuation policies, procedures and processes are more fully described under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Investment Valuation."

Investment Advisory and Management Agreement

        We entered into an investment advisory and management agreement with our Adviser, or the Advisory Agreement, which is controlled by our chairman and chief executive officer. On July 8, 2009, our Board of Directors approved the renewal of its Advisory Agreement with the Adviser through August 31, 2010. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

        Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remained in effect and was applied through March 31, 2009, and any waived fees may not be recouped by our Adviser in the future.

        When our Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," of the accompanying consolidated financial statements, 50% of certain of these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, the Adviser services the loans held by our wholly owned subsidiary Gladstone Business Investment LLC, or Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the base management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, or the hurdle rate. We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Administration Agreement

        We have entered into an administration agreement with our Administrator, or the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total expenses by the percentage of our average assets (the total assets at the beginning each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

License Agreement

        We entered into a license agreement with the Adviser, pursuant to which the Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. The amount of the fee is negotiated on an annual basis by our compensation committee and must be approved by a majority of our independent directors. This license agreement required us to pay the Adviser a royalty fee of one dollar per quarter through March 31, 2008, at which time it was increased to ten dollars per quarter and will remain at ten dollars until the next renewal date of August 31, 2010. The license arrangement will terminate in the event that Gladstone Management Corporation is no longer our investment adviser.

Code of Ethics

        We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstoneinvestment.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, who also serves as chief compliance officer for our Adviser.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

        We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser and our Administrator pursuant to the terms of the Advisory Agreement and Administration Agreement, respectively. Each of our executive officers is an employee and executive officer of our Adviser or our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 35-40 full time employees of our Adviser and Administrator will spend substantial time on our matters during the remainder of calendar year 2009 and all of calendar year 2010. To the extent that we acquire more investments, we anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase.

        As of June 30, 2009, our Adviser and Administrator collectively had 61 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
11	Executive Management
40	Investment Management, Portfolio Management and Due Diligence
10	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

        We do not own any real estate or other physical properties materially important to our operations. Gladstone Management Corporation is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Advisory Agreement and Administration Agreement. Our Adviser and Administrator are headquartered in McLean, Virginia and our Adviser also has operations in New York, New Jersey, Illinois, Pennsylvania, Texas and Georgia.

Legal Proceedings

        We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

 PORTFOLIO COMPANIES

        The following table sets forth certain information as of March 31, 2009, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment	Value of Investment as of March 31, 2009
A. Stucki Holding Corp.	Manufacturing—railroad freight	Senior Term Debt (5.0%, Due 3/2012)		$11,246,250	$11,246,250
2600 Neville Road	car products	Senior Term Debt (7.2%, Due 3/2012)(6)		10,450,000	10,450,000
Pittsburgh, PA 15225		Senior Subordinated Term Debt (13.0%,
		Due 3/2014)		8,585,760	8,585,760
		Preferred Stock(4)	91%	4,386,686	5,127,845
		Common Stock(4)	55%	129,956	14,021,330

				34,798,652	49,431,185
Acme Cryogenics, Inc.	Manufacturing—manifolds and	Senior Subordinated Term Debt (11.5%,
2801 Mitchell Avenue	pipes for industrial gasses	Due 3/2013)		14,500,000	14,500,000
Allentown, PA 18103		Redeemable Preferred Stock(4)	84%	6,983,785	6,920,308
		Common Stock(4)	29%	1,045,181	—
		Common Stock Warrants(4)	32%	24,686	—

				22,553,652	21,420,308
ASH Holdings Corp.	Retail and Service—school buses	Revolving Credit Facility, $400,000
2630 W. Buckeye Rd.	and parts	available (non-accrual, Due 3/2010)(5)		1,600,000	560,000
Phoenix, AZ 85009		Senior Subordinated Term Debt
		(non-accrual, Due 1/2012)(5)		5,937,225	2,078,029
		Preferred Stock(4)	100%	2,500,000	—
		Common Stock Warrants(4)	74%	3,680	—

				10,040,905	2,638,029
B-Dry, LLC	Service—basement waterproofer	Revolving Credit Facility, $300,000
13876 Cravath Place		available (10.5%, Due 10/2009)(5)		450,000	442,688
Woodbridge, VA 22191		Senior Term Debt (10.0%, Due 5/2014)(5)		6,681,000	6,463,868
		Senior Term Debt (10.0%, Due 5/2014)(5)		3,930,000	3,802,275
		Common Stock Warrants(4)	6%	300,000	—

				11,361,000	10,708,830
Cavert II Holding Corp.	Manufacturing—bailing wire	Revolving Credit Facility, $3,000,000
620 Forum Parkway		available (8.0%, Due 10/2010)(8)		—	—
Rural Hall, NC 27045		Senior Term Debt (8.3%, Due 10/2012)		5,687,500	5,687,500
		Senior Term Debt (10.0%, Due 10/2012)(6)		2,949,975	2,949,975
		Senior Subordinated Term Debt (13.0%,
		Due 10/2014)		4,670,678	4,670,678
		Preferred Stock(4)	93%	4,110,196	4,590,789
		Common Stock(4)	63%	69,126	732,501

				17,487,475	18,631,443
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility, $1,105,000
10021 Commerce Park Dr.		available (4.5%, Due 7/2010)		3,395,000	3,395,000
Cincinnati, OH 45246		Senior Term Debt (8.8%, Due 3/2011)		8,800,000	8,800,000
		Senior Term Debt (12.0%, Due 3/2011)(6)		7,680,000	7,680,000
		Subordinated Term Debt (13.0%,
		Due 3/2013)		6,167,810	6,167,810
		Redeemable Preferred Stock(4)	89%	6,960,806	9,300,369
		Common Stock(4)	52%	61,384	5,536,680

				33,065,000	40,879,859
Country Club Enterprises, LLC	Service—golf cart distribution	Subordinated Term Debt (14.0%,
29 Tobey Road		Due 11/2014)		7,000,000	7,000,000
W. Wareham, MA 02576		Preferred Stock(4)	48%	3,725,002	3,725,002

				10,725,002	10,725,002
Danco Acquisition Corp.	Manufacturing—machining and	Revolving Credit Facility, $2,600,000
950 George St.	sheet metal work	available (9.3%, Due 10/2010)(5)(9)		$400,000	$378,000
Santa Clara, CA 95054		Senior Term Debt (9.3%, Due 10/2012)(5)		4,837,500	4,583,531
		Senior Term Debt (11.5%, Due 4/2013)(5)		9,113,475	8,543,882
		Redeemable Preferred Stock(4)	60%	2,500,000	2,558,502
		Common Stock Warrants(4)	40%	2,500	—

				16,853,475	16,063,915

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment	Value of Investment as of March 31, 2009
Galaxy Tool Holding Corp.	Manufacturing—aerospace and	Subordinated Term Debt (13.5%,
1111 Industrial Rd.	plastics	Due 8/2013)		17,250,000	17,250,000
Windfield, KS 67156		Preferred Stock(4)	48%	4,111,907	4,485,358
		Common Stock(4)	40%	48,093	701,346

				21,410,000	22,436,704
Mathey Investments, Inc.	Manufacturing—pipe-cutting and	Revolving Credit Facility, $1,463,000
4344 S. Maybelle Ave.	pipe-fitting equipment	available (9.0%, Due 3/2011)(5)(9)		537,000	528,945
Tulsa, OK 74107		Senior Term Debt (9.0%, Due 3/2013)(5)		2,375,000	2,339,375
		Senior Term Debt (12.0%, Due 3/2014)(5)(6)		7,227,000	7,082,460
		Common Stock(4)	8%	500,000	445,690
		Common Stock Warrants(4)	4%	277,029	259,892

				10,916,029	10,656,361
Noble Logistics, Inc.	Service—aftermarket auto parts	Revolving Credit Facility, $-0- available
11335 Clay Road, Ste 100	delivery	(6.5%, Due 12/2009)(5)		2,000,000	1,500,000
Houston, TX 77041		Senior Term Debt (10.5%, Due 12/2011)(5)		5,727,058	4,295,293
		Senior Term Debt (12.5%, Due 12/2011)(5)(6)		7,300,000	5,475,000
		Senior Subordinated Term Debt (18.0%,
		Due 12/2011)		500,000	375,000
		Senior Subordinated Term Debt (14.0%,
		Due 5/2009)		150,000	149,250
		Preferred Stock(4)	100%	1,750,000	—
		Common Stock(4)	13%	1,682,444	—

				19,109,501	11,794,543
Quench Holdings Corp.	Service—sales, installation and	Senior Subordinated Term Debt (10.0%,
780 5th Ave, Ste 110	service of water coolers	Due 8/2013)(5)		8,000,000	5,800,000
King of Prussia, PA 19406		Preferred Stock(4)	10%	2,949,830	2,541,581
		Common Stock Warrants(4)	5%	446,893	—

				11,396,723	8,341,581
Tread Corp.	Manufacturing—storage and	Senior Term Debt (12.5%, Due 5/2013)(5)		5,000,000	4,925,000
176 Eastpark Dr.	transport equipment	Preferred Stock(4)	25%	750,000	792,667
Roanoke, VA 24019		Common Stock Warrants(4)	24%	2,700	452,918

				5,752,700	6,170,585
Activant Solutions, Inc.	Service—enterprise software and	Senior Term Debt (3.4%, Due 5/2013)(7)		1,657,804	904,148
804 Las Cimas Parkway	services
Austin, TX 78746
Advanced Homecare Holdings,	Service—home health nursing	Senior Term Debt (4.3%, Due 8/2014)(7)		2,947,500	2,019,038
Inc.	services
6688 N. Central
Expressway, Ste 1300
Dallas, TX 75206
Aeroflex, Inc.	Service—provider of highly	Senior Term Debt (4.5%, Due 8/2014)(7)		1,892,010	1,083,107
35 S. Service Rd,	specialized electronic equipment
PO Box 6022
Plainview, NY 11803
American Greetings Corp.	Manufacturing and design—	Senior Notes (7.4%, Due 6/2016)(3)(10)		3,043,000	2,180,495
One American Road	greeting cards
Cleveland, OH 44144
Compsych Investments Corp.	Service—employee assistance	Senior Term Debt (3.8%, Due 2/2012)(7)		3,082,713	2,405,241
455 N. Cityfront Plaza Dr.	programs
Chicago, IL 60611
CRC Health Group, Inc.	Service—substance abuse	Senior Term Debt (3.5%, Due 2/2012)(7)		7,771,738	5,025,982
20400 Stevens Creek Blvd,	treatment
6th Fl.
Cupertino, CA 95014
Critical Homecare Solutions,	Service—home therapy and	Senior Term Debt (3.8%, Due 1/2012)(7)		$4,359,415	$3,632,510
Inc.	respiratory treatment
One Fayette St., Ste 150
Conshohoken, PA 19428
Generac Acquisition Corp.	Manufacturing—standby power	Senior Term Debt (3.0%, Due 11/2013)(7)		6,798,587	3,819,870
Hwy 59 & Hillside Rd.	products
Waukesha, WI 53187

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment	Value of Investment as of March 31, 2009
Graham Packaging Holdings	Manufacturing—plastic containers	Senior Term Debt (3.6%, Due 10/2011)(7)		3,348,471	2,812,716
Company
2401 Pleasant Valley Rd.
York, PA 17402
HMTBP Acquisition II Corp.	Service—aboveground storage	Senior Term Debt (3.5%, Due 5/2014)(3)		3,838,435	2,941,684
2002 Timberloch, Ste 550	tanks
The Woodlands, TX 77380
Huish Detergents, Inc.	Manufacturing—household	Senior Term Debt (2.3%, Due 4/2014)(7)		1,965,906	1,689,900
15 West South Temple, Ste 1400	cleaning products
Salt Lake City, UT 84101
Hyland Software, Inc.	Service—provider of enterprise	Senior Term Debt (3.6%, Due 7/2013)(7)		3,911,900	2,990,460
28500 Clemens Road	content management software
Westlake, OH 44145
Interstate Fibernet, Inc.	Service—provider of voice and	Senior Term Debt (5.2%, Due 7/2013)(3)		9,803,918	6,698,003
7037 Old Madison Pike	data telecommunications
Huntsville, AL 35806	services
KIK Custom Products, Inc.	Manufacturing—consumer	Senior Term Debt (2.8%, Due 5/2014)(7)		3,940,768	1,861,650
33 Macintosh Blvd.	products
Concord, ON L4K 4L5
Kronos, Inc.	Service—workforce management	Senior Term Debt (3.5%, Due 6/2014)(7)		1,898,680	1,291,102
297 Billerica Road	solutions
Chelmsford, MA 01824
Local TV Finance, LLC	Service—television station	Senior Term Debt (2.5%, Due 5/2013)(7)		984,530	358,613
1717 Dixie Hwy, Ste 650	operator
F. Wright, KY 41011
LVI Services, Inc.	Service—asbestos and mold	Senior Term Debt (4.5%, Due 11/2010)(7)		5,916,502	2,672,906
80 Broad St, 3rd Fl	remediation
New York, NY 10004
MedAssets, Inc.	Service—pharmaceuticals and	Senior Term Debt (5.1%, Due 10/2013)(7)		3,517,077	3,129,384
100 N. Point Center East,	healthcare GPO
Ste 200
Alpharetta, GA 30022
Network Solutions, LLC	Service—internet domain	Senior Term Debt (3.2%, Due 3/2014)(7)		8,672,436	5,506,192
13861 Sunrise Valley Dr, Ste 200	solutions
Herndon, VA 20171
Open Solutions, Inc.	Service—software outsourcing for	Senior Term Debt (3.3%, Due 1/2014)(7)		2,648,317	1,205,685
455 Winding Brook Dr.	financial institutions
Glastonbury, CT 06033
Ozburn-Hessey Holding Co., LLC	Service—third party logistics	Senior Term Debt (4.4%, Due 8/2012)(7)		7,522,603	5,974,725
633 Thompson Lane
Nashville, TN 37204
Pinnacle Foods Finance, LLC	Manufacturing—branded food	Senior Term Debt (3.2%, Due 4/2014)(7)		1,950,151	1,569,872
1 Old Bloomfield Ave	products
Mt. Lakes, NJ 07046
PTS Acquisition Corp.	Manufacturing—drug delivery and	Senior Term Debt (2.8%, Due 4/2014)(7)		6,877,500	4,264,050
14 Schoolhouse Road	packaging technologies
Somerset, NJ 08873
QTC Acquisition, Inc.	Service—outsourced disability	Senior Term Debt (2.8%, Due 11/2012)(7)		1,762,824	1,355,750
1350 S. Valley Vista Dr.	evaluations
Diamond Bar, CA 91765
Radio Systems Corporation	Service—design electronic pet	Senior Term Debt (3.3%, Due 9/2013)(7)		1,644,249	1,307,637
10427 Electric Ave	containment products
Knoxville, TN 37932
Rally Parts, Inc.	Manufacturing—aftermarket	Senior Term Debt (3.5%, Due 11/2013)(7)		2,457,548	1,072,806
2146 Michelson Dr, Ste B	motorcycle parts and
Irvine, CA 92612	accessories
SafeNet, Inc.	Service—chip encryption products	Senior Term Debt (4.2%, Due 4/2014)(7)		$2,949,330	$2,007,984
4690 Millennium Drive
Belcamp, MD 21017

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment	Value of Investment as of March 31, 2009
SGS International, Inc.	Service—digital imaging and	Senior Term Debt (4.0%, Due 12/2011)(7)		1,474,979	978,077
626 West Main St, Ste 500	graphics
Louisville, KY 40202
Survey Sampling, LLC	Service—telecommunications-	Senior Term Debt (9.5%, Due 5/2011)(3)		2,595,923	2,441,565
One Post Road	based sampling
Fairfield, CT 06824
Triad Laboratory Alliance, LLC	Service—regional medical	Senior Term Debt (4.5%, Due 12/2011)(7)		4,119,672	3,432,257
4380 Federal Dr, Ste 100	laboratories
Greensboro, NC 27410
Wastequip, Inc.	Service—process and transport	Senior Term Debt (2.8%, Due 2/2013)(7)		2,892,508	1,530,136
25800 Science Park Dr, Ste 140	waste materials
Beachwood, OH 44122
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (3.5%, Due 6/2014)(7)		1,904,755	1,575,288
401 Kirkland Place, Ste 500
Kirkland, WA 98033
West Corporation	Service—business process	Senior Term Debt (2.9%, Due 10/2013)(7)		3,322,850	2,292,767
11808 Miracle Hills Dr	outsourcing
Omaha, NE 68154
Total Investments:				$348,944,711	$313,929,947

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2009, and due date represents the contractual maturity date.

(3)
Security valued using internally-developed, risk-adjusted discounted cash flow methodologies as of March 31, 2009.

(4)
Security is non-income producing.

(5)
Fair value based on opinions of value submitted by SPSE at March 31, 2009.

(6)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(7)
Security valued based on the sale price obtained at or subsequent to March 31, 2009, since the security was sold.

(8)
Revolver was sold to third party subsequent to March 31, 2009.

(9)
Terms of agreement were refinanced, and revolver limit was reduced.

(10)
We received non-cash assumption of $3,043,000 worth of senior notes received from American Greetings Corporation for our agreement to the RPG bankruptcy settlement, in which we received the aforementioned notes and $909,106 in cash and recognized a loss on the settlement of $600,634.

Subsequent Portfolio Activity

        During April and May of 2009, we finalized our sale of 29 of the 32 senior syndicated loans that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of our total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of our total investments, at March 31, 2009. As a result of these sales, we received approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million. Upon the settlement of these sales, the remaining senior syndicated loans had a cost value of approximately $16.1 million, or 6.7% of the cost value of our total investments, and an aggregate fair value of approximately $11.9 million or 5.0% of our total investments. These loans are included in our consolidated assets as of March 31, 2009 and were valued at their respective sale prices.

        On April 9, 2009, A. Stucki Holding Corp. refinanced a portion of their senior term debt by repaying approximately $2.0 million of principal repayments which represents the next three quarterly payments due under normal amortization on both their senior term A ($1.6 million) and senior term B ($412) loans. Normal amortization is expected to resume on April 1, 2010.

        On April 9, 2009, ASH Holdings Corp. made a repayment of approximately $1.1 million on their revolving line of credit which reduced the outstanding balance to $500.

        On April 10, 2009, we entered into an agreement to reduce the available credit limit on Mathey Investment, Inc.'s revolving line of credit from $2.0 million to $1.0 million. This was a non-cash transaction.

        On April 10, 2009, we made an investment disbursement to Cavert II Holding Corp. for approximately $850 on their revolving line of credit and used the proceeds from it to make the next four quarterly payments due under normal amortization for both their senior term A and senior term B loans in a non-cash transaction. Normal amortization on both of these loans is expected to resume on July 1, 2010. Subsequently, on April 17, 2009, Cavert repaid the outstanding $850 in principal plus accrued interest on its revolving line of credit. The revolving line of credit was then sold to a third party, the Royal Bank of Canada, for a nominal fee.

        On April 13, 2009, we entered into an agreement to reduce the available credit limit on Chase II Holdings Corp.'s revolving line of credit from $4.5 million to $3.5 million. This was a non-cash transaction.

Significant Portfolio Companies

        Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

A. Stucki Holding Corp.

        We currently have invested approximately $32.1 million in A. Stucki Holding Corp. and its affiliate, A. Stucki Company, which we refer to as Stucki. We invested approximately $4.5 million in A. Stucki Holding Corp. to purchase $4.4 million of preferred stock and $0.1 million of common stock of A. Stucki Holding Corp. We also extended two senior term loans with an aggregate principal amount outstanding of $19.0 million, each maturing on March 21, 2012, and a subordinated loan of approximately $8.6 million maturing on March 21, 2014 to Stucki.

        Stucki is a designer, manufacturer and re-conditioner of products used in the construction and repair of railroad freight cars. New products offered include side bearings, hydraulic stabilizers, friction wedges, and brake beams and re-conditioned products offered include freight car truck components, car wheels, and draft gears for the railroad industry.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Stucki's business. The rail industry has historically been cyclical and Stucki is exposed to the business cycles in its end-use markets. Stucki is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Stucki, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of Stucki's business policies and the management of Stucki's credit facilities and other important contractual relationships, to assist and advise Stucki in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Stucki's financial performance.

        Two of our managing directors, Paul A. Giusti and Joseph Bute, are directors of A. Stucki Holding Corp. The principal executive offices of A. Stucki Holding Corp. and Stucki are located at 2600 Neville Road, Pittsburgh, Pennsylvania 15225.

Acme Cryogenics, Inc.

        We currently have invested approximately $22.6 million in Acme Cryogenics, Inc. and its affiliates, which we collectively refer to as Acme. We invested approximately $8.1 million in Acme to purchase $7.0 million in redeemable preferred stock and $1.1 million in common stock of Acme. We also extended a subordinated loan to Acme for $14.5 million that matures on March 29, 2013.

        Founded in 1969, Acme manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

        Our Adviser has entered into a management services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of Acme's business policies and the management of Acme's credit facilities and other important contractual relationships, to assist and advise Acme in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Acme's financial performance.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme's business. The cryogenics industry that Acme participates in has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme's primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme's products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, John Freal, serve as directors of Acme. Acme's principal executive office is located at 2801 Mitchell Avenue, Allentown, PA 18103.

Cavert II Holdings Corp.

        We currently have invested approximately $16.4 million in Cavert II Holdings Corp. and its affiliates, which we refer to collectively as Cavert. We invested approximately $4.2 million in Cavert to purchase $4.1 million of preferred stock and $0.1 million of common stock of Cavert. We also extended two senior term loans with an aggregate principal amount outstanding of $7.6 million, each maturing on October 25, 2012 and one $4.6 million subordinated loan maturing on October 25, 2014.

        Cavert is located in Rural Hall, North Carolina and is a manufacturer and distributor of bailing wire. Cavert is the largest supplier of non-galvanized bailing wire in the United States and produces an array of wire products for the paper and paperboard recycling industries.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Cavert's business. Cavert is a small market business with a narrow product line. In certain market segments Cavert's competitors have stronger brand recognition. Cavert could be adversely affected by the aggressive actions of a competitor. A significant portion of Cavert's business is dependent upon the recycling of corrugated cardboard and, as such, Cavert would be subject to a downturn in this market. Cavert is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Cavert. Under the terms of the investment banking agreement, our Adviser has agreed to assist Cavert with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Cavert's credit facilities and other important contractual financial relationships, and to monitor and review Cavert's capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Cavert in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Paul A. Giusti, are directors of Cavert. The principal executive offices of Cavert are located at 620 Forum Parkway, Rural Hall, North Carolina 27045.

Chase II Holdings Corp.

        We currently have invested approximately $32.5 million in Chase II Holdings Corp. and its affiliates. We invested approximately $7.0 million in Chase II Holdings Corp. to purchase $6.9 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc., which we refer to as Chase. We also extended two senior term loans with an aggregate principal amount outstanding of $15.8 million, each maturing on March 17, 2011, one $6.2 million subordinated loan maturing on March 17, 2013, and a revolving credit facility of $3.5 million to Chase and its affiliate, Chase II Acquisition Corp., as co-borrowers, which is fully drawn as of July 15, 2009.

        Chase is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada, Mexico and selected international markets. Chase's doors are customized to suit the application needs of customers in a wide variety of markets, including supermarkets, retail outlets, restaurants, factories and warehouses, pharmaceutical and food processing plants, and institutional environments.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Chase's business. Chase is a small market business with a narrow product line. In certain market segments Chase's competitors have stronger brand recognition. Chase could be adversely affected by the aggressive actions of a competitor. A significant portion of Chase's business is dependent upon new construction in restaurant, retail grocery and mass market retailing and as such Chase would be subject to a downturn in these markets. Chase is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Chase. Under the terms of the investment banking agreement, our Adviser has agreed to assist Chase with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Chase's credit facilities and other important contractual financial relationships, and to monitor and review Chase's capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Chase in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Paul A. Giusti, are directors of Chase II Holdings Corp. The principal executive offices of Chase II Holdings Corp., Chase Industries, Inc. and Chase II Acquisition Corp. are located at 10021 Commerce Park Drive, Cincinnati, Ohio 45246.

Danco Acquisition Corporation

        We currently have invested approximately $16.8 million in Danco Acquisition Corp. and its subsidiaries, which we refer to collectively as Danco. We invested approximately $2.5 million to purchase redeemable preferred stock and common stock warrants. We also extended approximately $13.4 million in senior term debt and a $3.0 million revolving credit facility, of which $2.1 million was undrawn at July 15, 2009.

        Danco, based in Santa Clara, CA, provides machining and sheet metal work for short-run prototype and R&D work, as well as long-run production with a primary focus on high-tech customers including those in the medical equipment, aerospace and defense, semiconductor, and telecommunications industries. The company manufactures products using an in-house development team that partners with its customers' R&D departments.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Danco's business. Danco is a small market business with a narrow product line. In certain market segments, Danco's competitors have stronger brand recognition. Danco could be adversely affected by the aggressive actions of a competitor. A significant portion of Danco's business is dependent upon the high tech and medical R&D work and, as such, Danco would be subject to a downturn in the tech market as well as regulatory related halts of certain medical platforms. Danco is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Danco. Under the terms of the investment banking agreement, our Adviser has agreed to assist Danco with obtaining or structuring credit facilities, long-term loans or additional equity, to provide advice and administrative support in the management of Danco's credit facilities and other important contractual financial relationships, and to monitor and review Danco's capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Danco in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Virginia Rollins, are directors of Danco. The principal executive offices of Danco are located at 950 George Street, Santa Clara, California 95054.

Galaxy Tool Holding Corporation

        We currently have invested approximately $21.4 million in Galaxy Tool Holding Corporation and its subsidiaries, which we refer to collectively as Galaxy. We invested approximately $4.1 million to purchase redeemable preferred stock and common stock and extended approximately $17.3 million in second lien term debt.

        Galaxy, based in Winfield, Kansas, is a designer and manufacturer of precision tools for the business jet industry and of injection and blow molds for the plastics industry.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Galaxy's business. Galaxy is levered to the business jet and small aircraft manufacturing industry and has a degree of customer concentration within that industry. The company's performance will be affected by changes in the demand for business jets and the performance of its key customers in particular. The company will have to make investments in management to supplement the team and in new technology to keep abreast of changes in the aircraft manufacturing industry.

        Our Adviser has entered into an investment banking agreement with Galaxy. Under the terms of the investment banking agreement, our Adviser has agreed to assist Galaxy with obtaining or structuring credit facilities, long-term loans or additional equity, to provide advice and administrative support in the management of Galaxy's credit facilities and other important contractual financial relationships, and to monitor and review Galaxy's capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Galaxy in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Bob Pierce, are directors of Galaxy. The principal executive offices of Galaxy are located at 1111 Industrial Road, Winfield, Kansas 67156.

Noble Logistics, Inc.

        We currently have invested approximately $19.0 million in Noble Logistics, Inc., which we refer to as Noble. We invested $3.5 million to purchase $1.8 million of preferred stock and $1.7 million of common stock. We also extended a senior term loan with a principal amount outstanding of $6.2 million, maturing on March 7, 2011, a senior term loan with a principal amount outstanding of $7.3 million, maturing on December 7, 2011, and a revolving credit facility of $2.0 million, which is currently fully drawn.

        Noble, based in Houston, Texas, provides time sensitive local and regional delivery services to wholesalers of aftermarket automotive repair components and pharmaceutical distributors. Noble operates from 32 locations in 20 states from California to New Jersey, with its primary operations focused in 1) Texas and the surrounding states (within overnight delivery range), 2) Georgia and the surrounding states and 3) California. The company's customer base includes independent domestic and foreign dealership who act as parts wholesalers, national and regional auto parts retailers and pharmaceutical distribution companies.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Noble's business. Fuel prices are an important component of the costs of the independent contractors that Noble hires to transport items for its customers. Noble makes fuel surcharge payments to these independent contractors in addition to payments from transport services. Historically, Noble has been able to increase the charges to its customers and compensate the independent contractor drivers for the bulk of the fuel price increases. If Noble is unable to continue to pass any fuel price increases on to its customers it runs the risk that it may lose independent contractors or have to increase its payments to them which would have the potential effect of reducing Noble's earnings. Independent contractor status is highly regulated. If Noble's independent contractors do not maintain their eligibility, they could be deemed Noble employees. This has the potential effect of increasing costs and reducing earnings. Noble is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our managing director John Freal, serves as a director for Noble Logistics, Inc. Noble's principal executive offices are located at 11335 Clay Road, Suite 100, Houston, Texas 77041.

 MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, six of whom are not considered to be "interested persons" of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

        Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	67	Chairman of the Board and Chief Executive Officer(1)(2)	2005	2010
Terry L. Brubaker	65	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2005	2009
George Stelljes III	47	Vice Chairman, Chief Investment Officer and Director(1)	2005	2011
David A.R. Dullum	61	President and Director(1)	2005	2009
Independent Directors
Anthony W. Parker	63	Director(2)(3)(6)	2005	2011
Michela A. English	59	Director(3)(6)	2005	2011
Paul W. Adelgren	66	Director(4)(6)	2005	2010
Maurice W. Coulon	67	Director(4)(5)(6)	2005	2009
John H. Outland	63	Director(5)(6)	2005	2010
Gerard Mead	65	Director(3)(5)(6)	2005	2011

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director's position as our officer and/or employment by our Adviser.

(2)
Member of the executive committee.

(3)
Member of the audit committee.

(4)
Member of the ethics, nominating, and corporate governance committee.

(5)
Member of the compensation committee.

(6)
Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Coulon and Outland serve as alternate members of the audit committee; Messrs. Adelgren and Parker and Ms. English serve as alternates on the compensation committee; and Messrs. Outland, Parker and Mead and Ms. English serve as alternates on the ethics, nominating and corporate governance committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
Mark Perrigo	40	Chief Financial Officer
Gary Gerson	44	Treasurer

Independent Directors (in alphabetical order)

        Paul W. Adelgren.    Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

        Maurice W. Coulon.    Mr. Coulon has served as a director since June 2005. Mr. Coulon has also served as a director of Gladstone Commercial and Gladstone Capital since August 2003. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School and a BSE from the University of Missouri.

        Michela A. English.    Ms. English has served as director since June 2005. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since June 2002. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society's Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Education Compact, a director of the National Women's Health Resource Center, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of

Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University's School of Management.

        Gerard Mead.    Mr. Mead has served as a director since December 2005. Mr. Mead has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2005. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

        John H. Outland.    Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2003. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor's degree in Chemical Engineering from Georgia Institute of Technology.

        Anthony W. Parker.    Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Capital since August 2001. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

        David Gladstone.    Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital and Gladstone Commercial. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women's Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been our vice chairman, chief operating officer, secretary and a director since our inception. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

        George Stelljes III.    Mr. Stelljes has served as our chief investment officer and a director since inception. Mr. Stelljes also served as our president from inception through April 2008, when he became a vice chairman. Mr. Stelljes has served as Gladstone Capital's chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser's chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003, and as a director since July 2007. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John's Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes serves as a general partner and investment committee member of Patriot Capital and Patriot Capital II, private equity funds, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

        David A. R. Dullum.    Mr. Dullum has served as our president since April 2008, and as a director since June 2005. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. Mr. Dullum is also the President and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Executive Officers Who Are Not Directors

        Mark Perrigo.    Mr. Perrigo has served as our chief financial officer since February 2008. From 1999 to April 2006, Mr. Perrigo held various positions, including Audit Senior Manager (2004-2006) with Ernst & Young LLP. From May 2006 to January 2008, Mr. Perrigo was a Vice President of Simplexity, Inc. (formerly Inphonic Inc.). Mr. Perrigo received his degree in accounting from George Mason University and is a licensed CPA in the State of Maryland.

        Gary Gerson.    Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Capital and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From 2004 to early 2006, Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale

School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

        We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our chief investment officer.

Director Independence

        As required under the Nasdaq Stock Market, or NASDAQ, listing standards, our Board of Directors annually determines each director's independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an "interested person" of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Coulon, Mead, Outland, Parker and Ms. English. In making this determination, the Board found that none of the these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, Mr. Stelljes, our vice chairman and chief investment officer, and Mr. Dullum, our president, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Committees of Our Board of Directors

        Executive Committee.    Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee met one time during the last fiscal year.

        Audit Committee.    The members of the audit committee are Messrs. Parker and Mead and Ms. English, and Messrs. Adelgren, Coulon and Outland serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an "independent director" as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are "interested persons" as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee qualify as "audit committee financial experts" within the meaning of the SEC rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

        Compensation Committee.    The members of the compensation committee are Messrs. Coulon, Outland and Mead, and Messrs. Adelgren and Parker and Ms. English serve as alternate members of the committee. Each member and alternate member of the compensation committee is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

        Ethics, Nominating, and Corporate Governance Committee.    The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon and Messrs. Outland, Parker and Mead and Ms. English serve as alternate members of the committee. Each member and alternate member of the ethics, nominating and corporate governance committee is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

        Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee's process for identifying and evaluating nominees includes reviewing such directors' overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

        Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

        Meetings.    During the fiscal year ended March 31, 2009, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Summary of Compensation

Executive Compensation

        None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, Mr. Stelljes, our vice chairman and chief investment officer, and Mr. Dullum, our president and a director, are all employees of and compensated directly by our Adviser. Mr. Perrigo, our chief financial officer, and Mr. Gerson, our treasurer, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salaries of Mr. Gerson, our treasurer, and Mr. Perrigo, our chief financial officer. During our last fiscal year, $38,628 of Mr. Perrigo's salary, $4,328 of his bonus, and $5,330 of the cost of his benefits were paid by our Administrator.

Compensation of Directors

        The following table shows, for the fiscal year ended March 31, 2009, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Paul W. Adelgren	30,000	30,000
Maurice W. Coulon	30,000	30,000
Michela A. English	31,000	31,000
Gerard Mead	35,000	35,000
John H. Outland	29,000	29,000
Anthony W. Parker	34,000	34,000

        As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board of Directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended March 31, 2009, the total cash compensation paid to non-employee directors was $189,000. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

        We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2009 other than for Board of Directors or committee service and meeting fees.

Deferred Compensation Plan

        On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan provides our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Certain Transactions

  Investment Advisory and Management Agreement

Management Services

        Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

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  determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

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  identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

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  closes and monitors the investments we make; and

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  makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

        Our Adviser's services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

        Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser's investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

        Mr. Gladstone is the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman, chief operating officer and secretary of the Adviser since 2002. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see "Management—Interested Directors."

        The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and, its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital, another publicly-traded business development company, Gladstone Commercial, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of June 30, 2009, the Adviser had an aggregate of approximately $1,106 million in total assets under management.

Possible Conflicts of Interest

        Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Capital, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary, is vice chairman, chief operating officer and secretary of the Adviser, Gladstone Capital and Gladstone Commercial, and Mr. Stelljes, our vice chairman and chief investment officer, is president and chief investment officer of the Adviser, Gladstone Capital and Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Capital and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

        Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Capital. In this regard, our Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

        The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers' base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager's base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager's bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager's bonus increases or decreases when the Adviser's income increases or decreases. The Adviser's income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including the Company. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the investment advisory and management agreement.

        All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser's deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) have had stock option plans through which the Portfolio Managers have previously received options to purchase stock of those entities. However, Gladstone Capital terminated its stock option plan effective September 30, 2006 and Gladstone Commercial terminated its stock option plan effective December 31, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of Gladstone Capital and Gladstone Commercial with our Adviser, which have been approved by their respective stockholders. All outstanding, unexercised options under the Gladstone Capital plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Fees under the Investment Advisory and Management Agreement

        In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%. Through December 31, 2006, it was computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

        On January 9, 2007, our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. This waiver remains in effect and was applied through March 31, 2009 and any waived fees may not be recouped by our Adviser in the future.

        When our Adviser receives fees from our portfolio companies, 50% of certain of these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

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  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

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  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        During the fiscal year ended March 31, 2009, we paid total fees of approximately $1,796,091 to our Adviser under the Advisory Agreement. For the fiscal years ended March 31, 2008 and 2007, we incurred a base management fee of $1,802,602 and $2,413,116, respectively, and we recognized aggregate credits against the base management fee of $2,808,871 and $877,583, respectively, resulting from investment banking fees paid to our Adviser under the Advisory Agreement.

Duration and Termination

        Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 8, 2009, we renewed the Advisory Agreement through August 31, 2010. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. See "Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success."

  Administration Agreement

        Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator's overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. On July 8, 2009, we renewed the Administration Agreement through August 31, 2010.

        During the fiscal year ended March 31, 2009, we paid total fees of approximately $850,107 to our Administrator under the Administration Agreement. During the fiscal years ended March 31, 2008 and March 31, 2007, we paid total fees of approximately $855,086 and $526,595, respectively, to our Administrator under the Administration Agreement.

        Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        David Gladstone, Terry Lee Brubaker, George Stelljes III, David Dullum and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement.

  Loan Servicing Agreement

        Our Adviser services our loan portfolio pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Investment, in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, our Adviser's board of directors voted to reduce the portion of the 2.0% annual fee to 0.5% for senior syndicated loans. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of $5,001,638, $5,013,503 and, $1,568,854 were incurred for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Indemnification

        The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator's services under the Administration Agreement or otherwise as an administrator for us, as applicable.

        In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer's or director's duties, or reckless disregard of his or her obligations and duties.

  License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. Other than with respect to this limited license, we have no legal right to use either the "Gladstone" name or the Diamond G trademark. The amount of the licensing fee is negotiated on an annual basis by our compensation committee and must be approved by a majority of our independent directors. The license agreement required us to pay the Adviser a royalty fee of one dollar per quarter through March 31, 2008, at which time it was increased to ten dollars per quarter and will remain at ten dollars per quarter until the next renewal date of August 31, 2010. The license arrangement will terminate in the event that our Adviser is no longer our investment adviser.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of June 30, 2009 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone	207,420	*	Over $100,000	Over $100,000
Terry Lee Brubaker(4)	16,885	*	$50,001-$100,000	Over $100,000
George Stelljes III	22,696	*	Over $100,000	Over $100,000
Mark Perrigo	589	*	$1,000-$10,000	$1,000-$10,000
Gary Gerson(5)	578	*	$1,000-$10,000	$1,000-$10,000
Anthony W. Parker	6,325	*	$10,001-$50,000	Over $100,000
David A.R. Dullum	24,167	*	Over $100,000	Over $100,000
Michela A. English	1,333	*	$1,000-$10,000	$50,001-$100,000
Paul Adelgren	1,728	*	$1,000-$10,000	$10,001-$50,000
Maurice Coulon	0	*	None	$10,001-$50,000
John H. Outland	1,827	*	$1,000-$10,000	$10,001-$50,000
Gerard Mead	10,489	*	$50,001-$100,000	$50,001-$100,000
All executive officers and directors as a group (12 persons)	294,037	1.3%	N/A	N/A
Other Stockholders:
Persons associated with
Wellington Management Company, LLP(6)	2,185,245	9.9%	N/A	N/A
75 State Street
Boston, MA 02109

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,080,133 shares outstanding on June 30, 2009.

(2)
Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of June 30, 2009, times the number of shares beneficially owned.

(3)
Each of our directors and executive officers, other than Mark Perrigo, is also a director or executive officer, or both, of Gladstone Capital, our affiliate and a business development company, and Gladstone Commercial, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)
Includes 3,001 shares held by Mr. Brubaker's spouse.

(5)
Includes 445 shares held by Mr. Gerson's spouse.

(6)
This information has been obtained from a Schedule 13G filed by Wellington Management Company, LLP ("Wellington"), and a Schedule 13G/A filed by Bay Pond Partners, L.P. ("Bay Pond"), and its sole general partner, Wellington Hedge Management LLC ("Wellington Hedge Management"), each as filed with the SEC on February 17, 2009. According to the Schedule 13G filed by Wellington, Wellington, in its capacity as an investment adviser, may be deemed to beneficially own, through shared voting and dispositive power, 2,185,245 shares held by clients of Wellington, including Bay Pond. According to the Schedule 13G/A filed by Bay Pond, Bay Pond and Wellington Hedge Management share voting and dispositive power with respect to 1,550,213 of these shares reported as beneficially owned.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have "opted in" to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by BNY Mellon Shareowner Services, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq Global Select Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "Material U.S. Federal Income Tax Considerations."

        Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, BNY Mellon Shareowner Services, by mail at 480 Washington Boulevard, Jersey City, NJ 07310 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

  •
  Business Development Company Status.  At all times during each taxable year, we must maintain our status as a business development company;

  •
  Income source requirements.  At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership; and

  •
  Asset diversification requirements.  As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

        While we were in compliance with the asset diversification test at June 30, 2009, we fell below the required 50% threshold after such date and remain below such threshold as of the date of this prospectus. As noted above, in order to maintain our RIC status, we must satisfy the asset diversification test as of the end of each quarter, subject to certain exceptions, with the next measurement date on September 30, 2009. In circumstances where we fail to meet the quarterly 50% threshold as a result of fluctuations in the value of our assets, we will still be deemed to satisfy the asset diversification test and, therefore, maintain our RIC status, as long as we make no new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), after the time that we fall below the 50% threshold. Due to our sales of securities during March and April 2009 (see "Management's Discussion and Analysis—Overview—Business Environment"), we fell below the required 50% threshold during the quarter ended June 30, 2009. At June 30, 2009, the first quarterly measurement date following the sales, we satisfied the 50% asset diversification threshold through the purchase of short-term qualified securities, which purchase was funded primarily through a short-term loan agreement. Subsequent to the June 30th measurement date, these securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. See "Management's Discussion and Analysis—Recent Developments—Short-Term Loan" for more information regarding this transaction. As of the date of this prospectus, we remain below the 50% threshold.

        If we fail the asset diversification test at September 30, 2009, or any future quarterly measurement date, as a result of making a new investment, we will have thirty days to "cure" our failure of the 50% threshold to avoid a loss of our RIC status. Potential cures include raising additional equity or debt capital, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold.

        Until the composition of our assets is above the required 50% asset diversification threshold we will continue to seek to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the asset diversification test, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again exceed the 50% threshold. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

        Failure to Qualify as a RIC.    If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        Qualification as a RIC.    If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains.

        The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through March 31, 2009, we incurred no OID income.

Taxation of Our U.S. Stockholders

        Distributions.    For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above.

        In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to "qualified dividend income." If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, "qualified dividend income" means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

        If a stockholder participates in our dividend reinvestment plan, any dividends reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder's account.

        Sale of our Shares.    A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

        Backup Withholding.    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

 REGULATION AS A BUSINESS DEVELOPMENT COMPANY

        We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

        We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in qualifying assets listed in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, any state or states in the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or otherwise excluded from the definition of investment company; and

  (c)
  satisfies one of the following:

  (i)
  it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

  (ii)
  it is controlled by the business development company and the business development company in fact exercises a controlling influence and, as a result of such control, has an affiliate of who is a director of the portfolio company;

  (iii)
  it has total assets of not more than $4 million and capital and surplus of not less than $2 million; or

  (iv)
  it does not have any class of securities listed on a national securities exchange.

  (2)
  Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

  (3)
  Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

        A business development company generally must make available significant managerial assistance to issuers of certain of its portfolio securities that the business development company counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly.

Investment Policies

        We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

  •
  We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

  •
  We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a business development company, these policies are not fundamental and may be changed without stockholder approval.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

        The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Subscription Rights

  General

        We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which in no event would be less than fifteen business days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights;

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  the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable;

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  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

  Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a "required" majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A "required" majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

        Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

 CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR
CERTIFICATE OF INCORPORATION AND BYLAWS

        The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

        Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Directors of each class are elected for a three-year term, and each year one class of directors will be elected by the stockholders. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our common stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the common stock are able to elect all of the successors of the class of directors whose terms expire at that meeting.

        Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

        Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

        Section 203 of the Delaware General Corporation Law generally prohibits "business combinations" between us and an "interested stockholder" for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

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  Any merger or consolidation involving the corporation and the interested stockholder;

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  Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

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  Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

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  The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        Section 203 permits certain exemptions from its provisions for transactions in which:

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  Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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  The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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  On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

        Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

        Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

        Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

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  pursuant to our notice of the meeting;

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  by our Board of Directors; or

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  by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

        With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

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  pursuant to our notice of the meeting;

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  by our Board of Directors; or

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  provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

        The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person's service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

        Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder's ability to obtain injunctive relief or other equitable remedies for a violation of a director's or an officer's duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

        In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

        The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

  •
  approves the settlement and finds that indemnification of the settlement and related costs should be made; or

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  dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

        We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

        The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

        In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 8%.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Investment's credit facility with Deutsche Bank AG and certain other parties. The address of the collateral custodian is 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217. BNY Mellon Shareowner Services acts as our transfer and dividend paying agent and registrar. The principal business address of BNY Mellon Shareowner Services is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number (800) 274-2944. BNY Mellon Shareowner Services also maintains an internet web site at http://stock.bankofny.com.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser's overall responsibilities with respect to all of our Adviser's clients.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        The financial statements as of March 31, 2009 and March 31, 2008 and for each of the three years in the period ended March 31, 2009 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of March 31, 2009 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

 GLADSTONE INVESTMENT CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Management on Internal Controls	F-2
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Assets and Liabilities as of March 31, 2009 and March 31, 2008	F-4
Consolidated Schedules of Investments as of March 31, 2009 and 2008	F-5
Consolidated Statements of Operations for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-13
Consolidated Statements of Changes in Net Assets for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-14
Consolidated Statements of Cash Flows for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-15
Consolidated Financial Highlights for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-16
Notes to Consolidated Financial Statements	F-17

 Report of Management on Internal Controls

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

        Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2009, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2009.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of March 31, 2009 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

June 2, 2009

 Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

        In our opinion, the accompanying consolidated statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Investment Corporation and its subsidiaries at March 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended March 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company's internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

        As discussed in Notes 2 and 3 to the consolidated financial statements, effective April 1, 2008 the Company adopted SFAS No. 157 "Fair Value Measures" and in 2009 changed the manner in which it accounts for its portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP
McLean, VA
June 1, 2009

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	March 31, 2009	March 31, 2008
ASSETS
Non-Control/Non-Affiliate investments (Cost 3/31/09: $134,836; 3/31/08: $166,416)	$94,740	$142,739
Control investments (Cost 3/31/09: $150,081; 3/31/08: $138,354)	166,163	145,407
Affiliate investments (Cost 3/31/09: $64,028; 3/31/08: $46,035)	53,027	47,458

Total investments at fair value (Cost 3/31/09: $348,945; 3/31/08: $350,805)	313,930	335,604
Cash and cash equivalents	7,236	9,360
Interest receivable	1,500	1,662
Due from custodian	2,706	4,399
Due from Adviser (Refer to Note 4)	—	89
Deferred financing fees	1,167	323
Prepaid assets	172	480
Other assets	132	376

TOTAL ASSETS	$326,843	$352,293

LIABILITIES
Accounts payable and accrued expenses	$1,283	$716
Fee due to Administrator (Refer to Note 4)	179	208
Fees due to Adviser (Refer to Note 4)	187	—
Borrowings under line of credit	110,265	144,835
Other liabilities	127	89

TOTAL LIABILITIES	112,041	145,848

NET ASSETS	$214,802	$206,445

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 100,000,000 shares authorized; 22,080,133 and 16,560,100 shares issued and outstanding at March 31, 2009 and March 31, 2008, respectively	$22	$17
Capital in excess of par value	257,361	224,172
Net unrealized depreciation of investment portfolio	(35,015)	(15,201)
Net unrealized depreciation of derivative	(53)	(53)
Accumulated net investment income	18	18
Accumulated net realized loss	(7,531)	(2,508)

TOTAL NET ASSETS	$214,802	$206,445

NET ASSETS PER SHARE	$9.73	$12.47

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Senior Syndicated Loans:
Activant Solutions, Inc.	Service—enterprise software and services	Senior Term Debt (3.4%, Due 5/2013)(7)	$1,658	$904
Advanced Homecare Holdings, Inc.	Service—home health nursing services	Senior Term Debt (4.3%, Due 8/2014)(7)	2,947	2,019
Aeroflex, Inc.	Service—provider of highly specialized electronic equipment	Senior Term Debt (4.5%, Due 8/2014)(7)	1,892	1,083
Compsych Investments Corp.	Service—employee assistance programs	Senior Term Debt (3.8%, Due 2/2012)(7)	3,083	2,405
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (3.5%, Due 2/2012)(7)	7,772	5,026
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (3.8%, Due 1/2012)(7)	4,359	3,632
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (3.0%, Due 11/2013)(7)	6,799	3,820
Graham Packaging Holdings Company	Manufacturing—plastic containers	Senior Term Debt (3.6%, Due 10/2011)(7)	3,348	2,813
HMTBP Acquisition II Corp.	Service—aboveground storage tanks	Senior Term Debt (3.5%, Due 5/2014)(3)	3,838	2,942
Huish Detergents, Inc.	Manufacturing—household cleaning products	Senior Term Debt (2.3%, Due 4/2014)(7)	1,966	1,690
Hyland Software, Inc.	Service—provider of enterprise content management software	Senior Term Debt (3.6%, Due 7/2013)(7)	3,912	2,990
Interstate Fibernet, Inc.	Service—provider of voice and data telecommunications services	Senior Term Debt (5.2%, Due 7/2013)(3)	9,804	6,698
KIK Custom Products, Inc.	Manufacturing—consumer products	Senior Term Debt (2.8%, Due 5/2014)(7)	3,941	1,862
Kronos, Inc.	Service—workforce management solutions	Senior Term Debt (3.5%, Due 6/2014)(7)	1,899	1,291
Local TV Finance, LLC	Service—television station operator	Senior Term Debt (2.5%, Due 5/2013)(7)	985	359
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (4.5%, Due 11/2010)(7)	5,916	2,673
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (5.1%, Due 10/2013)(7)	3,517	3,129
Network Solutions, LLC	Service—internet domain solutions	Senior Term Debt (3.2%, Due 3/2014)(7)	8,672	5,506
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (3.3%, Due 1/2014)(7)	2,648	1,206
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (4.4%, Due 8/2012)(7)	7,523	5,975
Pinnacle Foods Finance, LLC	Manufacturing—branded food products	Senior Term Debt (3.2%, Due 4/2014)(7)	1,950	1,570
PTS Acquisition Corp.	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (2.8%, Due 4/2014)(7)	6,877	4,264
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (2.8%, Due 11/2012)(7)	1,763	1,356
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (3.3%, Due 9/2013)(7)	1,644	1,308
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (3.5%, Due 11/2013)(7)	2,458	1,073
SafeNet, Inc.	Service—chip encryption products	Senior Term Debt (4.2%, Due 4/2014)(7)	2,949	2,008

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (4.0%, Due 12/2011)(7)	1,475	978
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (9.5%, Due 5/2011)(3)	2,596	2,441
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (4.5%, Due 12/2011)(7)	4,120	3,432
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (2.8%, Due 2/2013)(7)	2,893	1,530
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (3.5%, Due 6/2014)(7)	1,905	1,575
West Corporation	Service—business process outsourcing	Senior Term Debt (2.9%, Due 10/2013)(7)	3,323	2,293

Subtotal—Senior Syndicated Loans			$120,432	$81,851
Non-Syndicated Loans
American Greetings Corporation	Manufacturing and design—greeting cards	Senior Notes (7.4%, Due 6/2016)(3) (10)	$3,043	$2,180
B-Dry, LLC	Service—basement waterproofer	Revolving Credit Facility, $300 available (10.5%, Due 10/2009)(5)	450	443
		Senior Term Debt (10.0%, Due 5/2014)(5)	6,681	6,464
		Senior Term Debt (10.0%, Due 5/2014)(5)	3,930	3,802
		Common Stock Warrants(4)	300	—

			11,361	10,709

Total Non-Control/Non-Affiliate Investments			$134,836	$94,740

CONTROL INVESTMENTS
A. Stucki Holding Corp.	Manufacturing—railroad	Senior Term Debt (5.0%, Due 3/2012)	$11,246	$11,246
	freight car products	Senior Term Debt (7.2%, Due 3/2012)(6)	10,450	10,450
		Senior Subordinated Term Debt (13%, Due 3/2014)	8,586	8,586
		Preferred Stock(4)	4,387	5,128
		Common Stock(4)	130	14,021

			34,799	49,431
Acme Cryogenics, Inc.	Manufacturing—manifolds	Senior Subordinated Term Debt (11.5%, Due 3/2013)	14,500	14,500
	and pipes for industrial gasses	Redeemable Preferred Stock(4)	6,984	6,920
		Common Stock(4)	1,045	—
		Common Stock Warrants(4)	25	—

			22,554	21,420
ASH Holdings Corp.	Retail and Service—school	Revolver, $400 available (non-accrual, Due 3/2010)(5)	1,600	560
	buses and parts	Senior Subordinated Term Debt (non-accrual, Due 1/2012)(5)	5,937	2,078
		Preferred Stock(4)	2,500	—
		Common Stock Warrants(4)	4	—

			10,041	2,638
Cavert II Holding Corp.	Manufacturing—bailing wire	Revolving Credit Facility, $3,000 available (8.0%, Due 10/2010)(8)	—	—
		Senior Term Debt (8.3%, Due 10/2012)	5,687	5,687
		Senior Term Debt (10.0%, Due 10/2012)(6)	2,950	2,950
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671
		Preferred Stock(4)	4,110	4,591
		Common Stock(4)	69	733

			17,487	18,632

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility, $1,105 available (4.5%, Due 7/2010)	3,395	3,395
		Senior Term Debt (8.8%, Due 3/2011)	8,800	8,800
		Senior Term Debt (12.0%, Due 3/2011)(6)	7,680	7,680
		Senior Subordinated Term Debt (13.0%, Due 3/2013)	6,168	6,168
		Redeemable Preferred Stock(4)	6,961	9,300
		Common Stock(4)	61	5,537

			33,065	40,880
Country Club	Service—golf cart	Subordinated Term Debt (14.0% Due 11/2014)	7,000	7,000
Enterprises, LLC	distribution	Preferred Stock(4)	3,725	3,725

			10,725	10,725
Galaxy Tool Holding Corp.	Manufacturing—aerospace	Senior Subordinated Term Debt (13.5%, Due 8/2013)	17,250	17,250
	and plastics	Preferred Stock(4)	4,112	4,486
		Common Stock(4)	48	701

			21,410	22,437

Total Control Investments			$150,081	$166,163

AFFILIATE INVESTMENTS
Danco Acquisition Corp.	Manufacturing—machining	Revolving Credit Facility, $2,600 available (9.3%, Due
	and sheet metal work	10/2010)(5)(9)	$400	$378
		Senior Term Debt (9.3%, Due 10/2012)(5)	4,837	4,584
		Senior Term Debt (11.5%, Due 4/2013)(5)	9,113	8,544
		Redeemable Preferred Stock(4)	2,500	2,558
		Common Stock Warrants(4)	3	—

			16,853	16,064
Mathey Investments, Inc.	Manufacturing—pipe-cutting	Revolving Credit Facility, $1,463 available (9.0%, Due
	and pipe-fitting equipment	3/2011)(5)(9)	537	529
		Senior Term Debt (9.0%, Due 3/2013)(5)	2,375	2,339
		Senior Term Debt (12.0%, Due 3/2014)(5)(6)	7,227	7,082
		Common Stock(4)	500	446
		Common Stock Warrants(4)	277	260

			10,916	10,656
Noble Logistics, Inc.	Service—aftermarket auto	Revolving Credit Facility, $—0- available (6.5%, Due
	parts delivery	12/2009)(5)	2,000	1,500
		Senior Term Debt (10.5%, Due 12/2011)(5)	5,727	4,295
		Senior Term Debt (12.5%, Due 12/2011)(5)(6)	7,300	5,475
		Senior Subordinated Term Debt (18.0%, Due 12/2011)	500	375
		Senior Subordinated Term Debt (14.0%, Due 5/2009)	150	149
		Preferred Stock(4)	1,750	—
		Common Stock(4)	1,682	—

			19,109	11,794
Quench Holdings Corp.	Service—sales, installation	Senior Subordinated Term Debt (10.0%, Due 8/2013)(5)	8,000	5,800
	and service of water coolers	Preferred Stock(4)	2,950	2,542
		Common Stock Warrants(4)	447	—

			11,397	8,342

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Tread Corp.	Manufacturing—storage and	Senior Term Debt (12.5%, Due 5/2013)(5)	5,000	4,925
	transport equipment	Preferred Stock(4)	750	793
		Common Stock Warrants(4)	3	453

			5,753	6,171

Total Affiliate Investments			$64,028	$53,027

Total Investments			$348,945	$313,930

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2009, and due date represents the contractual maturity date.

(3)
Security valued using internally-developed, risk-adjusted discounted cash flow methodologies as of March 31, 2009.

(4)
Security is non-income producing.

(5)
Fair value based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc. at March 31, 2009.

(6)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(7)
Security valued based on the sale price obtained at or subsequent to March 31, 2009, since the security was sold.

(8)
Revolver was sold to third party subsequent to March 31, 2009. See Note 13, "Subsequent Events," for detail.

(9)
Terms of agreement were refinanced and revolver limit was reduced. See Note 13, "Subsequent Events," for detail.

(10)
The Company received non-cash assumption of $3,043 worth of senior notes received from American Greetings Corporation for the Company's agreement to the RPG bankruptcy settlement in which the Company received the aforementioned notes and $909 in cash and recognized a loss on the settlement of approximately $601.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Senior Syndicated Loans:
Activant Solutions, Inc.	Service—enterprise software and services	Senior Term Debt (6.7%, Due 5/2013)(3)	$1,734	$1,478
Advanced Homecare Holdings, Inc.	Service—home health nursing services	Senior Term Debt (6.4%, Due 8/2014)(3)	2,977	2,829
Aeroflex, Inc.	Service—provider of highly specialized electronic equipment	Senior Term Debt (6.4%, Due 8/2014)(3)	1,898	1,851
Compsych Investments Corp.	Service—employee assistance programs	Senior Term Debt (5.5%, Due 2/2012)(3)(5)	3,421	2,965
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (4.9%, Due 2/2012)(3)	9,878	8,536
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (6.1%, Due 1/2012)(3)(5)	4,505	4,480
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (6.8%, Due 9/2013)(3)	1,799	1,595
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.2%, Due 11/2013)(3)(5)	6,874	5,435
Graham Packaging Holdings Company	Manufacturing—plastic containers	Senior Term Debt (5.9%, Due 10/2011)(3)	5,420	4,938
Hargray Communications Group, Inc.	Service—triple-play (cable, phone, internet) provider	Senior Term Debt (4.9%, Due 6/2014)(3)	963	860
HMTBP Acquisition II Corp.	Service—aboveground storage tanks	Senior Term Debt (4.9%, Due 5/2014)(3)(5)	3,878	3,529
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (7.0%, Due 12/2013)(3)	6,020	5,283
Huish Detergents, Inc.	Manufacturing—household cleaning products	Senior Term Debt (4.7%, Due 4/2014)(3)	1,986	1,652
Hyland Software, Inc.	Service—provider of enterprise content management software	Senior Term Debt (5.9%, Due 7/2013)(3)	3,955	3,671
Interstate Fibernet, Inc.	Service—provider of voice and data telecommunications services	Senior Term Debt (6.7%, Due 7/2013)(3)	9,932	9,676
KIK Custom Products, Inc.	Manufacturing—consumer products	Senior Term Debt (4.9%, Due 5/2014)(3)	3,981	2,746
Kronos, Inc.	Service—workforce management solutions	Senior Term Debt (5.0%, Due 6/2014)(3)	1,971	1,577
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (non-accrual)(3)(5)	2,947	412
Local TV Finance, LLC	Service—television station operator	Senior Term Debt (5.2%, Due 5/2013)(3)	995	824
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (7.5%, Due 11/2010)(3)(5)	6,369	5,083
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (5.2%, Due 10/2013)(3)(5)	4,004	3,702
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (4.8%, Due 6/2013)(3)	1,968	1,672
Network Solutions, LLC	Service—internet domain solutions	Senior Term Debt (5.2%, Due 3/2014)(3)	9,196	7,355
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (4.7%, Due 5/2013)(3)	2,895	2,537
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (5.8%, Due 1/2014)(3)	2,678	2,196
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (6.3%, Due 8/2012)(3)	7,628	5,979

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Pinnacle Foods Finance, LLC	Manufacturing—branded food products	Senior Term Debt (7.4%, Due 4/2014)(3)	3,971	3,454
PTS Acquisition Corp.	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (7.1%, Due 4/2014)(3)	6,948	5,697
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (5.4%, Due 11/2012)(3)	1,930	1,638
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (5.5%, Due 9/2013)(3)	1,966	1,807
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (5.2%, Due 11/2013)(3)	2,486	2,074
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.8%, Due 12/2011)(3)	4,553	3,869
SafeNet, Inc.	Service—chip encryption products	Senior Term Debt (7.1%, Due 4/2014)(3)	2,980	2,382
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (6.9%, Due 12/2011)(3)	1,594	1,430
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.8%, Due 9/2012)(3)	494	458
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (5.2%, Due 5/2011)(3)(5)	2,931	2,527
Synagro Technologies, Inc.	Service—waste treatment and recycling	Senior Term Debt (5.1%, Due 3/2014)(3)	498	422
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (5.9%, Due 12/2011)(3)(5)	4,900	4,154
United Surgical Partners International, Inc.	Service—outpatient surgical provider	Senior Term Debt (5.4%, Due 4/2014)(3)	1,320	1,152
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (4.9%, Due 2/2013)(3)	2,922	2,337
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (6.7%, Due 6/2014)(3)(5)	1,925	1,814
West Corporation	Service—business process outsourcing	Senior Term Debt (5.3%, Due 10/2013)(3)	3,357	2,929

Subtotal—Senior Syndicated Loans			$154,647	$131,005
Non-Syndicated Loans
B-Dry, LLC	Service—basement waterproofer	Revolving Credit Facility, $—0- available (7.3%, Due 10/2008)	750	750
		Senior Term Debt (10.0%, Due 5/2014)	6,749	6,749
		Senior Term Debt (10.0%, Due 5/2014)	3,970	3,970
		Common Stock Warrants(4)	300	265

			11,769	11,734

Total Non-Control/Non-Affiliate Investments			$166,416	$142,739

CONTROL INVESTMENTS
A. Stucki Holding Corp.	Manufacturing—railroad	Senior Term Debt (7.6%, Due 3/2012)	$13,391	$13,391
	freight car products	Senior Term Debt (9.8%, Due 3/2012)(6)	11,000	11,000
		Senior Subordinated Term Debt (13%, Due 3/2014)	5,486	5,486
		Preferred Stock(4)	4,387	4,748
		Common Stock(4)	130	10,062

			34,394	44,687

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Acme Cryogenics, Inc.	Manufacturing—manifolds	Senior Subordinated Term Debt (11.5%, Due 3/2013)	14,500	14,500
	and pipes for industrial gasses	Redeemable Preferred Stock(4)	6,984	7,795
		Common Stock(4)	1,045	2,977
		Common Stock Warrants(4)	25	291

			22,554	25,563
ASH Holdings Corp.	Retail and Service—school	Revolver, $1,250 available (non-accrual, Due 3/2010)	750	—
	buses and parts	Senior Subordinated Term Debt (non-accrual, Due 1/2012)	5,250	—
		Preferred Stock(4)	2,500	—
		Common Stock Warrants(4)	4	—

			8,504	—
Cavert II Holding Corp.	Manufacturing—bailing wire	Revolving Credit Facility, $600 available (8.0%, Due 10/2010)	2,400	2,400
		Senior Term Debt (8.3%, Due 10/2012)	6,337	6,337
		Senior Term Debt (10.0%, Due 10/2012)(6)	3,000	3,000
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671
		Preferred Stock(4)	4,110	4,252
		Common Stock(4)	69	688

			20,587	21,348
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility, $220 available (7.1%, Due 3/2008)	3,280	3,280
		Senior Term Debt (8.8%, Due 3/2011)	9,900	9,900
		Senior Term Debt (12.0%, Due 3/2011)(6)	7,840	7,840
		Senior Subordinated Term Debt (13.0%, Due 3/2013)	6,168	6,168
		Redeemable Preferred Stock(4)	6,961	8,455
		Common Stock(4)	61	3,508

			34,210	39,151
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility, $—0- available (7.1%, Due 3/2009)	1,500	1,500
		Senior Term Debt (7.1%, Due 3/2011)	4,250	4,250
		Senior Subordinated Term Debt (11.5%, Due 3/2011)	7,820	7,820
		Equipment Line Note (7)	1,088	1,088
		Convertible Preferred Stock(4)	3,000	—
		Common Stock(4)	447	—

			18,105	14,658

Total Control Investments			$138,354	$145,407

AFFILIATE INVESTMENTS
Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $2,400 available (9.3%, Due 10/2010)	$600	$600
		Senior Term Debt (9.3%, Due 10/2012)	5,550	5,550
		Senior Term Debt (11.5%, Due 4/2013)	8,578	8,578
		Redeemable Preferred Stock(4)	2,500	2,576
		Common Stock Warrants(4)	3	1,045

			17,231	18,349
Mathey Investments, Inc.	Manufacturing—pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $2,000 available (9.0%, Due 3/2011)(8)	—	—
		Senior Term Debt (9.0%, Due 3/2013)(8)	2,500	2,500
		Senior Term Debt (12.0%, Due 3/2014)(8)	7,300	7,300
		Common Stock(4)(8)	500	500
		Common Stock Warrants(4)(8)	277	277

			10,577	10,577

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility, $100 available (7.1%, Due 12/2009)	1,900	1,900
		Senior Term Debt (8.5%, Due 12/2011)	6,077	6,077
		Senior Term Debt (10.5%, Due 3/2011)(6)	7,000	7,000
		Preferred Stock(4)	1,750	2,108
		Common Stock(4)	1,500	1,447

			18,227	18,532

Total Affiliate Investments			$46,035	$47,458

Total Investments			$350,805	$335,604

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2008, and due date represents the contractual maturity date.

(3)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price on or near March 31, 2008, offered by the respective syndication agent's trading desk, or secondary desk.

(4)
Security is non-income producing.

(5)
Fair value based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc. at March 31, 2008.

(6)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(7)
Total available for future borrowing for the purposes of purchasing equipment is $1,500. The undrawn amount of $411 may be drawn to purchase additional equipment through 10/31/2010. The interest rate on all amounts drawn on the equipment line note is 12% except for one draw of $188 whose interest rate is 15%. Each draw on the equipment line note is subject to its own amortization and maturity, typically over a period of 20-24 months. At March 31, 2008, the last amortization payment due under current amounts drawn under the equipment line note is 11/2009.

(8)
Valued at cost due to recent acquisition.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

	Year Ended March 31,
	2009	2008	2007
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$8,466	$14,575	$9,572
Control investments	11,291	10,768	5,486
Affiliate investments	5,376	2,286	536
Cash and cash equivalents	67	217	1,662

Total interest income	25,200	27,846	17,256
Other income	612	48	6

Total investment income	25,812	27,894	17,262

EXPENSES
Loan servicing fee (Refer to Note 4)	5,002	5,014	1,569
Base management fee (Refer to Note 4)	1,699	1,803	2,413
Administration fee (Refer to Note 4)	821	855	527
Interest expense	5,349	7,733	608
Amortization of deferred financing fees	323	734	234
Professional fees	532	416	586
Stockholder related costs	485	268	273
Insurance expense	222	231	262
Directors fees	194	232	208
Other expenses	271	365	312

Expenses before credit from Adviser	14,898	17,651	6,992
Credit to base management fee from Adviser (Refer to Note 4)	(2,474)	(2,809)	(878)

Total expenses net of credit to base management fee	12,424	14,842	6,114

NET INVESTMENT INCOME	13,388	13,052	11,148

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of Non-Control/Non-Affiliate investments	(5,023)	(2,412)	(94)
Net unrealized depreciation of Non-Control/Non-Affiliate investments	(16,418)	(23,278)	(562)
Net unrealized appreciation (depreciation) of Control investments	9,029	10,339	(3,236)
Net unrealized (depreciation) appreciation of Affiliate investments	(12,425)	1,411	13
Net unrealized depreciation on derivative	—	(53)	—

Net loss on investments	(24,837)	(13,993)	(3,879)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,449)	$(941)	$7,269

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and diluted	$(0.53)	$(0.06)	$0.44
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	21,545,936	16,560,100	16,560,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year Ended March 31,
	2009	2008	2007
Operations:
Net investment income	$13,388	$13,052	$11,148
Realized loss on sale of investments	(5,023)	(2,412)	(94)
Net unrealized depreciation of portfolio	(19,814)	(11,528)	(3,785)
Unrealized depreciation of derivative	—	(53)	—

Net (decrease) increase in net assets from operations	(11,449)	(941)	7,269

Capital transactions:
Issuance of common stock	41,290	—	—
Shelf offering registration costs	(728)	(32)	(133)

Net increase (decrease) in net assets from capital transactions	40,562	(32)	(133)

Distributions to stockholders from:
Net investment income	(13,388)	(13,052)	(10,681)
Tax return on capital	(7,368)	(2,349)	(3,478)

Net decrease in net assets from distributions to stockholders	(20,756)	(15,401)	(14,159)

Total increase (decrease) in net assets	8,357	(16,374)	(7,023)
Net assets at beginning of period	206,445	222,819	229,842

Net assets at end of period	$214,802	$206,445	$222,819

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year Ended March 31,
	2009	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(11,449)	$(941)	$7,269
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(49,959)	(175,255)	(182,953)
Principal repayments on investments	32,828	64,240	30,422
Proceeds from sale of investments	13,914	32,197	30,744
Net unrealized depreciation of investment portfolio	19,814	11,528	3,785
Net unrealized depreciation on derivative	—	53	—
Net realized loss on sales of investments	5,023	2,412	94
Net amortization of premiums and discounts	54	222	342
Amortization of deferred financing fees	(323)	734	234
Decrease (increase) in interest receivable	162	(356)	(545)
Decrease (increase) due from custodian	1,693	8,296	(12,695)
Decrease (increase) in prepaid assets	308	(367)	19
Decrease (increase) in other assets	244	(337)	50
Increase (decrease) in accounts payable and accrued expenses	371	192	157
(Decrease) increase in administration fee payable to Administrator (See Note 4)	(29)	46	(120)
Increase (decrease) in base management fee payable to Adviser (See Note 4)	269	(80)	103
Increase in loan servicing fee payable to Adviser (See Note 4)	7	11	283
Increase in other liabilities	38	4	81

Net cash provided by (used in) operating activities	12,965	(57,401)	(122,730)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock	40,562	(32)	(133)
Borrowings from the line of credit	123,850	222,850	103,500
Repayments on the line of credit	(158,420)	(178,015)	(3,500)
Deferred finance costs	(325)	(430)	(862)
Distributions paid	(20,756)	(15,401)	(14,159)

Net cash (used in) provided by financing activities	(15,089)	28,972	84,846

NET DECREASE IN CASH AND CASH EQUIVALENTS(1)	(2,124)	(28,429)	(37,884)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	9,360	37,789	75,673

CASH AND CASH EQUIVALENTS, END OF YEAR	$7,236	$9,360	$37,789

CASH PAID DURING PERIOD FOR INTEREST	$5,428	$7,367	$360

CASH PAID DURING PERIOD FOR TAXES	—	—	—

NON-CASH ACTIVITIES(2)	$3,043	—	—

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

(2)
Non-cash activities represents the assumption of senior term notes from American Greetings Corporation in exchange for a settlement agreement related to RPG, a senior syndicated loan.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)

	Year Ended March 31,
	2009	2008	2007
Per Share Data(1)
Balance at beginning of period	$12.47	$13.46	$13.88
Income from investment operations
Net investment income(2)	0.62	0.79	0.67
Realized loss on sale of investments(2)	(0.23)	(0.15)	(0.01)
Net unrealized depreciation of investments(2)	(0.92)	(0.70)	(0.22)

Total from investment operations	(0.53)	(0.06)	0.44

Distributions to stockholders:
Net investment income	(0.62)	(0.78)	(0.75)
Tax return on capital	(0.34)	(0.15)	(0.10)

Total distributions(3)	(0.96)	(0.93)	(0.85)
Rights offering costs	(0.03)	—	(0.01)
Effect on distribution of rights offering after record date(4)	(1.22)	—	—

Net asset value at end of period	$9.73	$12.47	$13.46

Per share market value at beginning of period	$9.32	$14.87	$15.10
Per share market value at end of period	3.82	9.41	14.87
Total return(5)	(51.65)%	(31.54)%	4.36%
Shares outstanding at end of period	22,080,133	16,560,100	16,560,100
Statement of Assets and Liabilities Data:
Net assets at end of period	$214,802	$206,445	$222,819
Average net assets(6)	228,869	219,626	225,643
Senior Securities Data:
Borrowing under line of credit	$110,265	$144,835	$100,000
Asset coverage ratio(7),(8)	295%	243%	323%
Average coverage per unit(8)	$2,948	$2,425	$3,228
Ratios/Supplemental Data:
Ratio of expenses to average net assets(9)	6.51%	8.04%	3.10%
Ratio of net expenses to average net assets(10)	5.43%	6.76%	2.71%
Ratio of net investment income to average net assets	5.85%	5.94%	4.94%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(4)
The effect of distributions from the stock rights offering after the record date represents the effect on net asset value of issuing additional shares after the record date of a distribution.

(5)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account distributions reinvested in accordance with the terms of our distribution reinvestment plan. For further information on estimated character of our distributions, please refer to Note 9.

(6)
Calculated using the average of the ending monthly net assets for the respective periods.

(7)
As a business development company, the Company is generally required to maintain a ratio of at least 200% of total assets to total borrowings.

(8)
Asset coverage ratio is the ratio of the carrying value of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(9)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(10)
Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 1. Organization

        Gladstone Investment Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

        Gladstone Business Investment, LLC ("Business Investment") a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company's portfolio of investments in connection with its line of credit. The financial statements of Business Investment are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation (the "Adviser"), an unconsolidated affiliate of the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

        The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in commercial paper and money-market funds. Cash and cash equivalents are carried at cost which approximates fair value.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

Concentrations of Credit Risk

        The Company places its cash and cash equivalents with financial institutions, and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control Investments" are investments in those portfolio companies that the Company is deemed to "Control." "Affiliate Investments" are investments in those portfolio companies that are "Affiliated Companies" of the Company, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation Policy

        The Company carries its investments at market value to the extent that market quotations are readily available and reliable, and otherwise at fair value, as determined in good faith by its Board of Directors. In determining the fair value of the Company's investments, the Adviser has established an investment valuation policy (the "Policy"). The Policy is approved by the Company's Board of Directors and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

        The Company uses generally accepted valuation techniques to value its portfolio unless the Company has specific information about the value of an investment to determine otherwise. From time to time the Company may accept an appraisal of a business in which the Company holds securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value the Company's investments. When these specific third-party appraisals are engaged or accepted, the Company uses such appraisals to value the investment the Company has in that business if it was determined that the appraisals were the best estimate of fair value.

        The Policy, which is summarized below, applies to publicly-traded securities, securities for which a limited market exists, and securities for which no market exists.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

        Publicly-traded securities:    The Company determines the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that the Company owns restricted securities that are not freely tradable, but for which a public market otherwise exists, the Company will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

        Securities for which a limited market exists:    The Company values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted price. In valuing these assets, the Company assesses trading activity in an asset class, evaluates variances in prices and other market insights to determine if any available quote prices are reliable. If the Company concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, the Company bases the value of the security upon the indicative bid price offered by the respective originating syndication agent's trading desk, or secondary desk, on or near the valuation date. To the extent that the Company uses the indicative bid price as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

        In the event these limited markets become illiquid such that market prices are no longer readily available, the Company will value its syndicated loans using estimated net present values of the future cash flows or discounted cash flows ("DCF"). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board ("FASB") Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active ("FSP No. 157-3"), which provides guidance on the use of a reporting entity's own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in the FSP No. 157-3 is the use of valuing investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Company considered multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Company developed a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default, or increased liquidity risk.

        The DCF valuations applied to the syndicated loans provide an estimate of what the Company believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Company will continue to apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity. However, the Company valued the majority of its syndicated loans using the sale price obtained at or subsequent to March 31, 2009, since the security was sold. As of March 31, 2009, the portion of the Company's investment portfolio that was valued using DCF was approximately $14.3 million, or 4.6% of the fair value of its total portfolio of investments.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

        Securities for which no market exists:    The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and/or equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities.

  (1)
  Portfolio investments comprised solely of debt securities:    Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist ("Non-Public Debt Securities"), and that are issued by portfolio companies where the Company has no equity, or equity-like securities, are fair valued in accordance with the terms of the Policy, which utilizes opinions of value submitted to the Company by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit Paid in Kind ("PIK") interest to SPSE for their evaluation when it is determined the PIK interest is likely to be received.

  (2)
  Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and/or equity securities:    For the Company's Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, equity, or other equity-like securities) that are purchased together as part of a package, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company. Further, the Company believes that the in-use premise of value (as defined in SFAS No. 157), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, the Company will continue to use the enterprise value methodology utilizing a liquidity waterfall approach to determine the fair value of these investments under SFAS No. 157 if the Company has the ability to initiate a sale of a portfolio company as of the measurement date. Under this approach, the Company first calculates the total enterprise value of the issuer by incorporating some or all of the following factors to determine the total enterprise value of the issuer: the issuer's ability to make payments, the earnings of the issuer, recent sales to third parties of similar securities, the comparison to publicly traded securities, and discounted cash flow or other pertinent factors.

  (3)
  Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities:    The Company values Non-Public Debt Securities that are purchased together with equity and equity-like securities from the same portfolio company, or issuer, for which the Company does not control or cannot gain control as of the measurement date, using a hypothetical secondary market as the Company's principal market. In accordance with SFAS No. 157, the Company determines its fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value (as defined in SFAS No. 157). As such, the Company estimates the fair value of the debt component using estimates of value provided by

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

    SPSE and its own assumptions in the absence of market observable data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity and equity-like securities of investments for which the Company does not control or cannot gain control as of the measurement date, the Company values the equity portion based principally on the total enterprise value of the issuer, which is calculated using a liquidity waterfall approach.

    Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security's principal market.

        See Note 3. For additional information regarding fair value measurements and the Company's adoption of SFAS No. 157.

Interest and Dividend Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due and/or if the Company's qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest and may collect it upon the sale or recapitalization of the portfolio company. At March 31, 2009, one Control investment was on non-accrual with a fair value of approximately $2.6 million, or 0.8% of the aggregate fair value of all loans in the Company's portfolio. At March 31, 2008, one Non-Control/Non-Affiliate investment and one Control investment were on non-accrual with an aggregate fair value of approximately $0.4 million, or 0.1% of the fair value of all loans in our portfolio. Conditional interest, or a success fee, is recorded upon full repayment of a loan investment. To date, the Company has not recorded any conditional interest. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that the Company has the option to collect such amounts in cash. To date, the Company has not accrued any dividend income.

Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, the Company is required to make available significant managerial assistance to its portfolio companies. The Company provides these

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

services through its Adviser, who provides these services on the Company's behalf through its officers, who are also the Company's officers. Currently, neither the Company nor its Adviser charges a fee for managerial assistance; however, if the Adviser does receive fees for such managerial assistance, it will credit the managerial assistance fees to the base management fee due from the Company to its Adviser.

        The Adviser receives fees for the other services it provides to the Company's portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon the closing of the investment. The services the Adviser provides to the Company's portfolio companies vary by investment, but generally include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, 50% of certain of those fees are voluntarily credited against the base management fee that the Company pays to its Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fee.

        The Company may receive fees for non-recurring consulting or origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the services provided and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Deferred Finance Costs

        Costs associated with the Company's line of credit facility with Branch Banking and Trust Company are deferred and amortized over the life of the credit facility, generally for a period of one year.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

Investment Advisory and Management Agreement with Gladstone Management Corporation

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.

        Through December 31, 2006, the base management fee was computed and payable quarterly and was assessed at an annual rate of 2.0% computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee was computed and payable quarterly and was assessed at an annual rate of 2.0% computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

        The Company's Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended March 31, 2008 and 2007.

        On July 9, 2008, the Company's Board of Directors approved the renewal of its Advisory Agreement with the Adviser through August 31, 2009.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the base management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company's portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Administration Agreement with Gladstone Administration, LLC

        The Company has entered into an administration agreement with Gladstone Administration, LLC (the "Administrator) whereby it pays separately for administrative services (the "Administration Agreement"). The Administration Agreement provides for payments equal to its allocable portion of its Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and its allocable portion of the salaries and benefits expenses of its chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company's allocable portion of expenses is derived by multiplying its Administrator's total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by its Adviser under similar agreements.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. However, because of recent changes in the Company's asset portfolio, due to sales of Non-Control/Non-Affiliate investments, there is a significant possibility that the Company may not satisfy the asset diversification test under the Code's rules applicable to a RIC as of its June 30, 2009 testing date, or subsequent quarterly testing dates. Failure to meet this threshold alone will not result in loss of the Company's RIC status in its current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including as a result of the sale of assets, as in its present situation, the Company is still deemed under the rules to satisfy the asset diversification test, and therefore maintain its RIC status, as long as it has not made any new investments, including additional investments in its portfolio companies (such as advances under outstanding lines of credit), since the time that it fell below the 50% threshold. Thus, although the Company currently qualifies as a RIC despite its current, and potential future, inability to meet the 50% asset diversification requirement, if the Company makes any additional investments before regaining compliance with the asset diversification test, its RIC status will be threatened. In this situation, if the Company did not regain compliance with the 50% threshold prior to the next quarterly measurement date following the investment, it would have thirty days to "cure" its failure of the asset diversification test to avoid a loss of RIC status. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income. The Company may, but does not intend to, pay out a return of capital. The Company may also be subject to federal excise tax if it does not distribute at last 98% of its investment company taxable income in any calendar year and 98% of its capital gain net income in any calendar year.

        FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48"). FIN No. 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained by the applicable tax authorities. Tax positions not deemed to satisfy the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year FIN No. 48 is to be applied to all open tax years. The Company has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in its financial statements. The Company's federal tax returns for fiscal year 2006, 2007 and 2008 remain subject to examination by the Internal Revenue Service. The Company has evaluated the implications of FIN No. 48 and determined that there is no material impact on the consolidated financial statements.

Dividends

        Dividends to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

distribution to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as distributions. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax.

Recent Accounting Pronouncements

        In April 2009, the FASB issued FSP No. 115-2, Recognition and Presentation of Other-Than-Temporary Impairments ("FSP No. 115-2"), which was issued to make the guidance on other-than-temporary impairment more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. FSP No. 115-2 requires significant additional disclosures for both annual and interim periods, including the amortized cost basis of available-for-sale and held-to-maturity debt, the methodology and key imports used to measure the credit portion of other-than-temporary impairment, and a roll forward of amounts recognized in earnings for securities by major security type. FSP No. 115-2 amends Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS No. 115") and FSP No. 115-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments to require that entities identify major security classes consistent with how the securities are managed based on the nature and risks of the security, and also expands, for disclosure purposes, the list of major security types identified in SFAS No. 115. FSP No. 115-2 is effective for interim and annual reporting periods ending after June 15, 2009. The Company does not believe the adoption of this pronouncement will have a material impact on its financial statements.

        In April 2009, the FASB issued FSP No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP No. 157-4"), which provides additional guidance for estimating fair value in accordance with FASB Statement No. 157 when the volume and level of activity for an asset or liability has significantly decreased and also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP No. 157-4 amends SFAS No. 157 to require entities to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value together with any changes in valuation techniques and related inputs during the period. FSP No. 157-4 also requires reporting entities to define major categories for both debt and equity securities to be major security types as described in paragraph 19 of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This requires entities to provide disclosures on a more disaggregated basis than previously had been required under SFAS No. 157. FSP No. 157-4 is effective for interim and annual

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

reporting periods ending after June 15, 2009, and shall be applied prospectively. The Company does not believe the adoption of this pronouncement will have a material impact on its financial statements.

        In October 2008, the FASB issued FSP No. 157-3, which clarifies the application of SFAS No. 157 in a market that is not active. More specifically, FSP No. 157-3 states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and is not representative of fair value in an orderly transaction. FSP No. 157-3 also provides further guidance that the use of a reporting entity's own assumptions about future cash flows and appropriately risk-adjusted discount rates is acceptable when relevant observable inputs are not available. In addition, FSP No. 157-3 provides guidance on the level of reliability of broker quotes or pricing services when measuring fair value in a non- active market stating that less reliance should be placed on a quote that does not reflect actual market transactions and a quote that is not a binding offer. The guidance in FSP No. 157-3 is effective upon issuance for all financial statements that have not been issued and any changes in valuation techniques as a result of applying FSP No. 157-3 are accounted for as a change in accounting estimate. The Company has applied the provisions of FSP No. 157-3 in determining the fair value of its senior syndicate loan portfolio beginning at December 31, 2008.

        In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS No. 161"), which is intended to help investors better understand how derivative instruments and hedging activities affect an entity's financial position, financial performance and cash flows through enhanced disclosure requirements. The enhanced disclosures primarily surround disclosing the objectives and strategies for using derivative instruments by their underlying risk as well as a tabular format of the fair values of the derivative instruments and their gains and losses. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this pronouncement did not have a material impact on the reporting of its derivatives.

        In December 2007, the FASB issued SFAS No. 141(R), Business Combinations ("SFAS No. 141(R)"). SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS No. 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS No. 141(R) is effective as of the beginning of an entity's fiscal year that begins after December 15, 2008. The Company adopted SFAS No. 141(R) on April 1, 2009 and concluded that the adoption of this pronouncement did have any material impact on its consolidated financial statements.

Note 3. Investments

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS No. 157"), which, for financial assets, is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. The Company adopted SFAS No. 157 on April 1, 2008. In part, SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 3. Investments (Continued)

assets and liabilities measured at fair value. The new standard provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. The standard also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

  •
  Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

  •
  Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

  •
  Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the Company's own assumptions that market participants would use to price the asset or liability based upon the best available information.

        At March 31, 2009, all of the Company's assets were valued using Level 3 inputs.

        The following table presents the financial instruments carried at fair value as of March 31, 2009, by caption on the accompanying condensed consolidated statements of assets and liabilities for each of the three levels of hierarchy established by SFAS No. 157:

	As of March 31, 2009
	Level 1	Level 2	Level 3	Total Fair Value Reported in Condensed Consolidated Statement of Assets and Liabilities
Non-Control/Non-Affiliate investments	$—	$—	$94,740	$94,740
Control investments	—	—	166,163	166,163
Affiliate investments	—	—	53,027	53,027

Total investments at fair value	$—	$—	$313,930	$313,930

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 3. Investments (Continued)

Changes in Level 3 Fair Value Measurements

        The following table provides a roll-forward in the changes in fair value during the year ended March 31, 2008 to March 31, 2009 for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources). Accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

Fair value measurements using unobservable data inputs (Level 3)

	Non-Control/ Non-Affiliate Investments	Control Investments	Affiliate Investments	Total
Fair value at March 31, 2008	$142,739	$145,407	$47,458	$335,604
Total realized/unrealized (losses) gains(a)	(21,441)	9,029	(12,425)	(24,837)
New investments, repayments, and settlements, net	(26,558)	11,727	17,994	3,163
Transfers in (out) of Level 3	—	—	—	—

Fair value as of March 31, 2009	$94,740	$166,163	$53,027	$313,930

    (a)
    Realized/unrealized gains and losses are reported on the accompanying condensed consolidated statements of operations for the year ended March 31, 2009.

        The Company adopted SFAS No. 157 effective as of April 1, 2008 and as described in note 2 changed its methodology for estimating the fair value of the debt component of its bundled securities in its non-controlled portfolio companies. Applying the Company's revised methodology in accordance with SFAS No. 157, the Company experienced approximately $19.8 million of net unrealized depreciation for the fiscal year ended March 31, 2009. In contrast, had the Company valued its portfolio companies in accordance with its previous valuation procedures, which involved the determination of a total enterprise value of the issuer and use of a liquidity waterfall approach for the debt component of its bundled securities in its non-controlled portfolio companies, the Company would have experienced $28.3 million of net unrealized depreciation for the fiscal year, reflecting an improvement in net unrealized depreciation of $8.5 million as a result of the adoption of SFAS No. 157.

Control and Affiliate Investments

        At March 31, 2009 and 2008, the Company had investments of approximately $157.0 million and $142.2 million, respectively, at fair value, in revolving credit facilities, senior debt and subordinated debt

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 3. Investments (Continued)

of 12 portfolio companies. In addition, at March 31, 2009 and 2008, the Company had invested approximately $62.2 million and $50.7 million respectively, in preferred and common equity of those companies. At March 31, 2009 and 2008, the Company's investments in Control investments, at fair value, represented approximately 77% and 70%, respectively, of the Company's net assets. Also at March 31, 2009 and 2008, the Company's investments, at fair value, in Affiliate investments represented approximately 25% and 23%, respectively, of the Company's net assets.

Investment Activity

        On May 19, 2008, the Company invested approximately $5.75 million in Tread Corporation ("Tread") and its subsidiaries. The investment was comprised of approximately $750 in preferred stock, $5.0 million of senior second lien debt notes and a nominal amount in convertible common stock warrants. Tread, based in Roanoke, VA, was founded in 1957 and manufactures products that store, transport and mix the primary ingredients for liquid explosives, which are ammonium nitrate and fuel oil.

        On August 22, 2008, the Company invested approximately $21.4 million in Galaxy Tool Holding Corporation ("Galaxy") and its subsidiaries. The investment was comprised of approximately $4.1 million and $48 in preferred stock and common stock, respectively, and $17.25 million in a senior second lien debt note. Galaxy, based in Winfield, KS, was founded in 1985 and is a manufacturer of specialized tooling for the aerospace industry, as well as blow and injection molds for the plastics industry.

        On August 29, 2008, the Company restructured its investment with Quench USA, LLC ("Quench") on the revolving credit facility and the term A senior subordinated debt, and increasing the term B senior subordinated debt to $8.0 million. In the restructuring, approximately $617 of distributions were received, $567 of which were recorded as ordinary income. The remaining $50 reduced the Company's basis in Quench. Furthermore, due to a decrease in the Company's ownership percentage in the investment, Quench was reclassified in these financial statements as an "Affiliate" investment, along with all unrealized gains and losses and interest income associated with the investment since the date of the restructuring.

        On September 11, 2008, the Company invested approximately $3.1 million in A. Stucki Holding Corp. ("Stucki") in the form of additional debt to the existing senior subordinated term debt for Stucki's acquisition of the assets of Alco Spring Industries, Inc. ("Alco"). Alco, located in Chicago, IL, is one of the last independent manufacturers of hot wound springs for the transportation and heavy equipment industries. This investment carries the same terms as the original senior subordinated term debt facility. The Company's equity securities and ownership position did not change as a result of this transaction.

        In October 2008, the Company executed a guaranty of a vehicle finance facility agreement between Ford Motor Credit Company ("FMC") and Auto Safety House, LLC ("ASH"), one of the Company's Control investments (the "Finance Facility"). The Finance Facility provides ASH with a line of credit of up to $500 for component Ford parts used by ASH to build truck bodies under a separate contract. Title and ownership of the parts is retained by Ford. The guaranty of the Finance Facility will expire

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 3. Investments (Continued)

upon termination of the separate parts supply contract with Ford or upon replacement of the Company as guarantor. The Finance Facility is secured by all of the assets of Business Investment. As of March 31, 2009, the Company has not been required to make any payments on the guaranty of the Finance Facility.

        On November 10, 2008, the Company invested approximately $10.7 million in Country Club Enterprises, LLC ("CCE"), comprised of approximately $3.7 million in preferred stock and $7.0 million in subordinated term debt. CCE, headquartered in Wareham, MA, was founded in 1975 and is one of the largest distributors of golf carts in the United States.

        In April 2009, the Company entered into agreements with certain of its Control and Affiliate investments that included repayments and reductions of portions of certain senior term debt and revolving lines of credit. See Note 13, "Subsequent Events" for further information on these transactions.

Non-Control/Non-Affiliate Investments

        At March 31, 2009 and 2008, the Company held investments in Non-Control/Non-Affiliates of approximately $94.7 million and $142.7 million, at fair value, respectively. These investments were comprised primarily of syndicated loan participations of senior notes of private companies and also non-syndicated loan investments where the Company does not have a significant ownership interest in the portfolio company. Included in Non-Control/Non-Affiliate investments, at both March 31, 2009 and March 31, 2008, were common stock warrants of one Non-Control/Non-Affiliate company, which carried fair values of $0 and $265, respectively. At March 31, 2009 and 2008, the Company's investments, at fair value, in Non-Control/Non-Affiliates represented approximately 44% and 69%, respectively, of the Company's net assets.

        During April 2009, the Company sold 29 of the 32 senior syndicated loans remaining as of March 31, 2009 for an aggregate of approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million as a result of these sales. See Note 13. "Subsequent Events" for further information.

Investment Concentrations

        Approximately 59.0% of the aggregate fair value of the Company's investment portfolio at March 31, 2009 was comprised of senior debt, approximately 21.2% was senior subordinated debt, and approximately 19.8% was preferred and common equity securities. At March 31, 2009, the Company

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 3. Investments (Continued)

had approximately $348.9 million invested in 46 portfolio companies. The following table outlines our investments by type at March 31, 2009 and 2008:

	March 31, 2009		March 31, 2008
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$230,861	$185,161	$269,270	$244,878
Senior Subordinated Term Debt	72,762	66,576	43,894	38,644
Subordinated Term Debt	—	—	1,089	1,089
Preferred & Common Equity Securities	45,322	62,193	36,552	50,993

Total Investments	$348,945	$313,930	$350,805	$335,604

        Investments at fair value consisted of the following industry classifications at March 31, 2009 and 2008:

	March 31, 2009			March 31, 2008
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Aerospace and Defense	$22,436	7.2%	10.4%	$—	0.0%	0.0%
Automobile	14,436	4.6%	6.7%	2,074	0.6%	1.0%
Beverage, Food and Tobacco	1,570	0.5%	0.7%	3,454	1.0%	1.7%
Broadcasting and Entertainment	1,934	0.6%	0.9%	3,499	1.1%	1.7%
Buildings and Real Estate	10,709	3.4%	5.0%	11,734	3.5%	5.7%
Cargo Transport	13,324	4.3%	6.2%	20,869	6.2%	10.1%
Chemicals, Plastics and Rubber	21,420	6.8%	10.0%	25,563	7.6%	12.4%
Containers, Packaging and Glass	21,446	6.8%	10.0%	26,286	7.8%	12.7%
Diversified/Conglomerate Manufacturing	56,944	18.1%	26.5%	57,500	17.1%	27.9%
Diversified/Conglomerate Service	23,585	7.5%	11.0%	30,742	9.2%	14.9%
Ecological	—	0.0%	0.0%	422	0.1%	0.2%
Electronics	6,594	2.1%	3.1%	10,689	3.2%	5.2%
Healthcare, Education and Childcare	33,605	10.7%	15.6%	37,238	11.1%	18.0%
Home and Office Furnishings	—	0.0%	0.0%	14,658	4.4%	7.1%
Machinery	63,907	20.4%	29.8%	66,439	19.8%	32.2%
Oil and Gas	6,171	2.0%	2.9%	—	0.0%	0.0%
Personal, Food and Miscellaneous Services	3,552	1.1%	1.7%	6,936	2.1%	3.4%
Printing and Publishing	3,158	1.0%	1.5%	5,299	1.6%	2.6%
Telecommunications	9,139	2.9%	4.3%	12,202	3.6%	5.9%

Total Investments	$313,930	100.0%		$335,604	100.0%

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 3. Investments (Continued)

        The investments at fair value consisted of the following geographic regions of the United States at March 31, 2009 and 2008:

	March 31, 2009			March 31, 2008
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$119,622	38.1%	55.7%	$131,883	39.3%	63.9%
Midwest	105,945	33.7%	49.3%	106,811	31.8%	51.7%
Northeast	17,525	5.6%	8.2%	10,718	3.2%	5.2%
Southeast	40,512	12.9%	18.9%	49,780	14.8%	24.1%
West	30,326	9.7%	14.1%	36,412	10.9%	17.6%

Total Investments	$313,930	100.0%		$335,604	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Repayments

        The following table summarizes the contractual principal repayments and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments, at March 31, 2009 (in thousands):

Fiscal Year Ending March 31,	Amount
2010	$12,057
2011	27,054
2012	53,180
2013	14,941
2014	74,228
Thereafter	18,352

Total Contractual Repayments (including the impact of the Subsequent Syndicated Loan Sales)	$199,812
Investment in equity securities	45,322
Unamortized premiums on debt securities	39
Principal of Subsequent Syndicated Loan Sales	103,772

Total investments held at March 31, 2009	$348,945

Note 4. Related Party Transactions

Investment Advisory and Management Agreement

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 9, 2008, the Company's Board of Directors approved the renewal of its Advisory Agreement with the Adviser through August 31, 2009.

        Through December 31, 2006, the base management fee was computed and payable quarterly and was assessed at an annual rate of 2.0% computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee was computed and payable quarterly and was assessed at an annual rate of 2.0% computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

        The Company's Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended March 31, 2009 and 2008.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        The following tables summarize the management fees and associated credits reflected in the accompanying consolidated statements of operations (in thousands):

	Fiscal Year Ended
	March 31, 2009	March 31, 2008
Base management fee	$1,699	$1,803
Credits to base management fee from Adviser:
Credit for fees received by Adviser from the portfolio companies	(861)	(1,045)
Fee reduction for the waiver of 2% fee on senior syndicated loans to 0.5%(1)	(1,613)	(1,764)

Credit to base management fee from Adviser	(2,474)	(2,809)
Net base management fee	$(775)	$(1,006)

    (1)
    The Adviser voluntarily waived the annual 2.0% base management fee to 0.5% for senior syndicated loan participations to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participation.

        At March 31, 2009, a resulting base management fee credit of $114 was unpaid and is included as a reduction in the Fee due to Adviser line item in the accompanying condensed consolidated

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

statements of assets and liabilities. The Fee due to Adviser of $187 also includes loan servicing fees of $301, as discussed below, paid by the Adviser on behalf of the Company. At March 31, 2008, a base management fee credit of $384 was unpaid and included in Fee due to Adviser in the accompanying condensed consolidated statements of assets and liabilities. The amount due from Adviser of $89 also includes loan servicing fees of $295.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the base management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        For the year ended March 31, 2009 and 2008, the Company recorded loan servicing fees due to the Adviser of $5.0 million. At March 31, 2009 and 2008, the Company owed $301 and $295, respectively, of unpaid loan servicing fees to the Adviser, which are netted and recorded in Fee due to Adviser.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  200% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company's portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee has been recorded for the Company from inception through March 31, 2009. No capital gains incentive fee had been recorded for the Company from inception through March, 31, 2009 as cumulative unrealized capital depreciation exceeded cumulative realized capital gains net of cumulative realized capital losses.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC (the "Administrator"), a wholly-owned subsidiary of the Adviser whereby it pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of its Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of the Administrator, and its allocable portion of the salaries and benefits expenses of the Company's chief financial officer, chief compliance officer, treasurer and their respective staffs. The Company's allocable portion of expenses is derived by multiplying the Administrator's total allocable expenses by the percentage of the Company's average total assets (the total assets at the beginning of each quarter) in comparison to the average total assets of all companies managed by the Adviser under similar agreements. On July 9, 2008, the Company's Board of Directors approved the renewal of its Administration Agreement with the Administrator through August 31, 2009.

        The Company recorded fees to the Administrator on the consolidated statements of operations of $821 and $855 for the years ended March 31, 2009 and 2008, respectively. As of March 31, 2009 and 2008, $179 and $208, respectively, was unpaid and included in Fee due to Administrator in the accompanying consolidated statements of assets and liabilities.

License Agreement

        The Company entered into a license agreement with the Adviser, pursuant to which the Adviser granted the Company a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. The amount of the fee is negotiated on an annual basis by the Company's compensation committee and must be approved by a majority of its independent directors. This license agreement required the Company to pay the Adviser a royalty fee of one dollar per quarter through March 31, 2008 at which time it was increased to ten dollars per quarter and will remain at ten dollars until the next renewal date of March 31, 2010. The license arrangement will terminate in the event that Gladstone Management Corporation is no longer the Company's investment adviser.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 5. Line of Credit

        The Company, through its wholly-owned subsidiary, Business Investment, initially obtained a $100.0 million revolving credit facility in October 2006 with Deutsche Bank A.G. and subsequently executed a credit agreement to raise the borrowing capacity to $200.0 million. In October 2008, the credit facility was further amended and extended such that the borrowing capacity was reduced to $125.0 million and availability under the credit facility was extended to April 16, 2009 in which all unpaid principal and interest would be required to be repaid unless an extension on the credit facility was executed. The credit facility contained several financial and non-financial covenants but also contained certain restrictions on the industry concentrations of loans that were eligible to secure borrowings under the credit facility. At March 31, 2009, Business Investment was in compliance with all of the facility covenants notwithstanding. Additionally at March 31, 2009, there was an outstanding principal balance of $110.3 million under the credit facility with a borrowing capacity available of approximately $5.6 million.

        On April 14, 2009, the Company terminated its credit agreement with Deutsche Bank A.G. and entered into a Second Amended and Restated Credit Agreement (the "Credit Agreement") with Branch Bank and Trust Company ("BB&T") for a new credit facility (the "Credit Facility") of $50.0 million The Company immediately borrowed approximately $43.8 million and repaid all outstanding unpaid principal and interest in satisfaction of the outstanding amount on the credit facility with Deutsche Bank A.G. and terminated the prior credit agreement. See Note 13. "Subsequent Events" for further information regarding these transactions.

Note 6. Interest Rate Cap Agreement

        In October 2007 and February 2008, the Company entered into an interest rate cap agreement that effectively limits the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The interest rate cap has a notional amount of $60 million at a cost of $53. At March 31, 2009, the interest rate cap agreement had a nominal fair market value. The Company records changes in the fair market value of the interest rate cap agreement monthly based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company's consolidated statement of operations. The interest rate cap agreement expires in October 2009. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 9% when the LIBOR rate is in excess of 9%. In May 2009, the Company cancelled its interest rate cap agreement with Deutsche Bank A.G. and entered into a new interest rate cap agreement for a notional amount of $45 million with BB&T. See Note 13. "Subsequent Events" for further information regarding this transaction.

        The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

Note 7. Common Stock

        As of March 31, 2009 and 2008, 100,000,000 shares of common stock, $0.001 par value per share, were authorized and 22,080,133 and 16,560,100 shares were outstanding, respectively.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 8. Net (Decrease) Increase in Net Assets Resulting from Operations per Share

        The following table sets forth the computation of basic and diluted net decrease in net assets resulting from operations per share for the years ended March 31, 2009 and March 31, 2008:

	Year Ended March 31, 2009	Year Ended March 31, 2008
Numerator for basic and diluted net decrease in net assets resulting from operations per share	$(11,449)	$(941)
Denominator for basic and diluted weighted average shares	21,545,936	16,560,100

Basic and diluted net decrease in net assets per share resulting from operations	$(0.53)	$(0.06)

Note 9. Distributions

        The Company's Board of Directors declared the following monthly distributions per share for the fiscal years 2009 and 2008:

Declaration Date	Record Date	Payment Date	Distribution per Share
January 13, 2009	March 23, 2009	March 31, 2009	$0.08
January 13, 2009	February 19, 2009	February 27, 2009	$0.08
January 13, 2009	January 22, 2009	January 30, 2009	$0.08
October 7, 2008	December 22, 2008	December 31, 2008	$0.08
October 7, 2008	November 19, 2008	November 28, 2008	$0.08
October 7, 2008	October 23, 2008	October 31, 2008	$0.08
July 9, 2008	September 22, 2008	September 30, 2008	$0.08
July 9, 2008	August 21, 2008	August 29, 2008	$0.08
July 9, 2008	July 23, 2008	July 31, 2008	$0.08
April 8, 2008	June 20, 2008	June 30, 2008	$0.08
April 8, 2008	May 21, 2008	May 30, 2008	$0.08
April 8, 2008	April 22, 2008	April 30, 2008	$0.08

		Total Fiscal Year 2009	$0.96

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 9. Distributions (Continued)

Declaration Date	Record Date	Payment Date	Distribution per Share
January 8, 2008	March 21, 2008	March 31, 2008	$0.08
January 8, 2008	February 21, 2008	February 29, 2008	$0.08
January 8, 2008	January 23, 2008	January 31, 2008	$0.08
October 9, 2007	December 20, 2007	December 31, 2007	$0.08
October 9, 2007	November 21, 2007	November 30, 2007	$0.08
October 9, 2007	October 23, 2007	October 31, 2007	$0.08
July 10, 2007	September 20, 2007	September 28, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075

		Total Fiscal Year 2008	$0.93

        Aggregate distributions declared and paid for the years ended March 31, 2009 and 2008 were approximately $20.8 and $15.4 million, respectively, which were declared based on an estimate of net investment income for those fiscal years ended. Distributions declared for the years ended March 31, 2009 and 2008 exceeded net investment income by approximately $7.4 million and $2.3 million, respectively. A portion of the distributions declared during the years ended March 31, 2009 and 2008 were treated as a return of capital to the Company's stockholders.

Distribution of Income and Gains

        Net investment income of the Company is declared and distributed to stockholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Company if not distributed, and, therefore, generally will be distributed at least annually.

        The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from GAAP. These differences primarily relate to items recognized as income for financial statement purposes and realized gains for tax purposes. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Company may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Company. Additionally, the following tables also include these adjustments for the years ended March 31, 2009 and March 31, 2008, respectively.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 9. Distributions (Continued)

        The Company's components of net assets on a tax-basis were as follows:

	Year Ended March 31, 2009	Year Ended March 31, 2008
Capital loss carryforward	$(6,724)	$(294)
Post-October tax loss	(807)	(2,214)
Other	18	18
Net unrealized depreciation of investments	(35,015)	(15,201)
Net unrealized depreciation of derivative	(53)	(53)
Common stock	22	17
Paid-in-capital	257,361	224,172

Net assets	$214,802	$206,445

        The Company intends to retain realized gains to the extent of available capital loss carryforwards. At March 31, 2009 and 2008, the Company had $6,430 and $198 of capital loss carryforwards that expire in 2017 and 2016, respectively.

        For the years ended March 31, 2009 and 2008, the Company recorded the following adjustments to reflect tax character. Adjustments paid-in-capital relate primarily to distributions in excess of net investment income. Results of operations and net assets were not affected by these revisions.

	Year Ended March 31, 2009	Year Ended March 31, 2008
Undistributed net investment income	$7,368	$2,349
Paid-in-capital	(7,368)	(2,349)

        The tax character of distributions paid to stockholders by the Company is summarized as follows:

	Tax Year Ended March 31, 2009	Tax Year Ended March 31, 2008	Tax Year Ended March 31, 2007
Distributions from ordinary income	$13,388	$13,052	$10,681
Distributions from return of capital	7,368	2,349	3,478

	$20,756	$15,401	$14,159

Section 19(a) Disclosure—Unaudited

        The Company's Board of Directors estimates the source of the distributions at the time of their declaration as required by Section 19(a) of the 1940 Act. On a monthly basis, if required under Section 19(a), the Company posts a Section 19(a) notice through the Depository Trust Company's Legal Notice System ("LENS") and also sends to its registered stockholders a written Section 19(a) notice along with the payment of distributions for any payment which includes a distribution estimated to be paid from any other source other than net investment income. The estimates of the source of the

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 9. Distributions (Continued)

distribution are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes cannot be determined until the final books and records of the Company are finalized for the calendar year. Following the calendar year end, after definitive information has been determined by the Company, if the Company has made distributions of taxable income (or return of capital), the Company will deliver a Form 1099-DIV to its stockholders specifying such amount and the tax characterization of such amount. Therefore, these estimates are made solely in order to comply with the requirements of Section 19(a) of the 1940 Act and should not be relied upon for tax reporting or any other purposes and could differ significantly from the actual character of distributions for tax purposes.

        The following GAAP estimates were made by the Board of Directors during the quarter ended March 31, 2009:

Payment Date	Ordinary Income	Return of Capital	Total Distribution
January 30, 2009	$0.054	$0.0260	$0.080
February 27, 2009	0.054	0.0260	0.080
March 31, 2009	0.088	(0.008)	0.080

        Because the Board of Directors declares distributions at the beginning of a quarter, it is difficult to estimate how much of the Company's monthly dividends and distributions, based on GAAP, will come from ordinary income, capital gains and returns of capital. Subsequent to the year ended March 31, 2009, the following corrections were made to the above listed estimates for that quarter:

Payment Date	Ordinary Income	Return of Capital	Total Distribution
January 30, 2009	$0.046	$0.034	$0.080
February 27, 2009	0.041	0.039	0.080
March 31, 2009	0.047	0.033	0.080

        For distributions declared subsequent to quarter end, the following estimates, based on GAAP, have been made pursuant to Section 19(a) of the 1940 Act:

Payment Date	Ordinary Income	Return of Capital	Total Distribution
May 8, 2009	$0.043	$(0.003)	$0.040
May 29, 2009	0.037	0.003	0.040
June 30, 2009	0.045	(0.005)	0.040

Note 10. Federal and State Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. However, because of recent changes in the Company's asset portfolio, due to sales of Non-Control/Non-Affiliate investments, there is a significant possibility that the Company may not meet

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 10. Federal and State Income Taxes (Continued)

the asset diversification threshold under the Code's rules applicable to a RIC as of its June 30, 2009 testing date. Failure to meet this threshold alone will not result in loss of the Company's RIC status in its current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including as a result of the sale of assets, as in its present situation the Company is still deemed under the rules to satisfy the asset diversification test, and therefore maintain its RIC status, as long as it has not made any new investments, including additional investments in its portfolio companies (such as advances under outstanding lines of credit), since the time that it fell below the 50% threshold. Thus, although the Company currently qualifies as a RIC despite its current, and potential future, inability to meet the 50% asset diversification requirement, if the Company makes any additional investments before regaining compliance with the asset diversification test, its RIC status will be threatened. In this situation, if the Company did not regain compliance with the 50% threshold prior to the next quarterly measurement date following the investment, it would have thirty days to "cure" its failure of the asset diversification test to avoid a loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of the Company's assets, which could include full or partial divestitures of investments, such the Company would once again exceed the 50% threshold. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital. The Company may also be subject to federal excise tax if it does not distribute at least 98% of its investment company taxable income in any calendar year and 98% of its capital gain net income in any calendar year.

Note 11. Commitments and Contingencies

        At March 31, 2009, the Company was not party to any signed term sheets for potential investments.

        In October 2008, the Company executed a guaranty of a vehicle finance facility agreement between Ford Motor Credit Company ("FMC") and Auto Safety House, LLC ("ASH"), one of the Company's control investments (the "Finance Facility"). The Finance Facility provides ASH with a line of credit of up to $500 for component Ford parts used by ASH to build truck bodies under a separate contract. Title and ownership of the parts is retained by Ford. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of the Company as guarantor. The Finance Facility is secured by all of the assets of Business Investment. As of March 31, 2009, the Company has not been required to make any payments on the guaranty of the Finance Facility.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 12. Selected Quarterly Data (Unaudited)

	Year Ended March 31, 2009
	Quarter Ended June 30, 2008	Quarter Ended September 30, 2008	Quarter Ended December 31, 2008	Quarter Ended March 31, 2009
Total Investment Income	$6,038	$6,816	$7,002	$5,956
Net Investment Income	3,051	3,783	3,587	2,967
Net (Decrease) Increase in Net Assets Resulting From Operations	(4,484)	956	(3,940)	(3,981)
Net (Decrease) Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$(0.22)	$0.04	$(0.18)	$(0.18)
Total Investment Income	$6,300	$7,157	$7,544	$6,893
Net Investment Income	2,889	2,995	3,746	3,422
Net Increase (Decrease) in Net Assets Resulting From Operations	8,270	(4,367)	5,109	(9,953)
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$0.50	$(0.26)	$0.31	$(0.60)

Note 13. Subsequent Events

New Credit Facility with Branch Bank and Trust Company and Termination of Deutsche Bank A.G. Credit Facility

        On April 14, 2009 the Company, through its wholly-owned subsidiary Gladstone Business Investment, LLC, entered into a second amended and restated credit agreement providing for a $50 million revolving line of credit arranged by BB&T as administrative agent, replacing Deutsche Bank, A.G. as administrative agent. Key Equipment Finance Company Inc. also joined the Credit Facility as a committed lender. In connection with entering into the Credit Facility, the Company borrowed $43.8 million under the Credit Facility to make a final payment to Deutsche Bank, A.G. in satisfaction of all unpaid principal and interest owed to Deutsche Bank under the prior credit agreement. The Credit Facility may be expanded up to $125 million through the addition of other committed lenders to the facility. The Credit Facility matures on April 14, 2010, and if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of the maturity date on April 14, 2011. Advances under the Credit Facility will generally bear interest at the 30-day LIBOR rate (subject to a minimum rate of 2%), plus 5% per annum, with a commitment fee of 0.75% per annum on undrawn amounts.

        Interest is payable monthly during the term of the Credit Facility. Principal is payable after April 14, 2010 through maturity out of all of our collections of principal from our loans. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 13. Subsequent Events (Continued)

aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances as well as limits on payments of distributions. As of May 29, 2009, Business Investment was in compliance with all of the facility covenants. As of May 29, 2009 there was $29.7 million of borrowings outstanding on the Credit Facility at an interest rate of approximately 7.0% and the remaining borrowing capacity under the Credit Facility was approximately $17.5 million.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is also the trustee of the account and once a month remits the collected funds to the Company. At May 29, 2009, the amount due from the custodian was $867.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The loan documents require the Company to maintain a minimum net worth of $169 million plus 50% of all equity and subordinated debt raised after April 14, 2009 and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of May 29, 2009, the Company was in compliance with the covenants under the performance guaranty.

        The Company's continued compliance with these covenants, however, depends on many factors, some of which are beyond the Company's control. In particular, depreciation in the valuation of its assets, which valuation is subject to changing market conditions that are presently very volatile, affects the Company's ability to comply with these covenants. During the fiscal year ended March 31, 2009, net unrealized depreciation on the Company's investments was approximately $19.8 million, compared to $11.5 during the prior fiscal year. Given the continued deterioration in the capital markets, net unrealized depreciation in the Company's portfolio may continue to increase in future periods and threaten the Company's ability to comply with the covenants under its Credit Facility. Accordingly, there are no assurances that the Company will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if the Company is unable to obtain a waiver from the lenders, could accelerate the Company's repayment obligations under the Credit Facility and thereby have a material adverse impact on its liquidity, financial condition, results of operations and ability to pay distributions as more fully described below.

        The Credit Facility matures on April 14, 2010, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of maturity. There can be no guarantee that the Company will be able to renew, extend or replace the Credit Facility on

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 13. Subsequent Events (Continued)

terms that are favorable to the Company, or at all. The Company's ability to obtain replacement financing will be constrained by current economic conditions affecting the credit markets, which have significantly deteriorated over the last several months and may decline further. Consequently, any renewal, extension or refinancing of the Credit Facility will likely result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds with regard to its ability to fund investments or maintain distributions. For instance, in connection with the recent establishment of the Company's new credit facility, the size of the line was reduced from $125.0 million under its prior facility to $50.0 million under its new credit facility and Deutsche Bank A.G., who was a committed lender under its prior credit facility elected not to participate in the new facility and withdrew its commitment. If the Company is not able to renew, extend or refinance the Credit Facility, this would likely have a material adverse effect on its liquidity and ability to fund new investments or pay distributions to its stockholders. The Company's inability to pay distributions could result in it failing to qualify as a RIC. Consequently, any income or gains could become taxable at corporate rates. If the Company is unable to secure replacement financing, it may be forced to sell certain assets on disadvantageous terms, which may result in realized losses such as those recently recorded in connection with the Subsequent Syndicated Loan Sales, which resulted in a realized loss of approximately $34.6 million during the quarter ending June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of the Company's most recent balance sheet date, which would have a material adverse effect on its results of operations. In addition to selling assets, or as an alternative, the Company may issue equity in order to repay amounts outstanding under the Credit Facility. Based on the recent trading prices of its stock, such an equity offering may have a substantial dilutive impact on the Company's existing stockholders' interest in the Company's earnings and assets and voting interest in it.

Senior Syndicated Loan Sales

        During April 2009, the Company finalized its sale of 29 of the 32 senior syndicated loans that were held in its portfolio of investments at March 31, 2009 to various investors in the syndicated loan market. The loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost value of the Company's total investments, and an aggregate fair market value of approximately $69.8 million, or 22.2% of the fair market value of the Company's total investments, at March 31, 2009. As a result of these sales, the Company received approximately $69.2 million in net cash proceeds and recorded a realized loss of approximately $34.6 million. Upon the settlement of these sales, the remaining senior syndicated loans had a cost value of approximately $16.1 million, or 6.7% of the cost value of the Company's total investments, and an aggregate fair value of approximately $11.9 million or 5.0% of the Company's total investments. These loans are included in the Company's consolidated assets as of March 31, 2009 and were valued at their respective sale prices.

        In order to maintain RIC status under the Code, in addition to other requirements, as of the close of each quarter of its taxable year, the Company must meet the asset diversification test, which requires that at least 50% of the value of its assets consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent such other securities of any one issuer do not

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 13. Subsequent Events (Continued)

represent more than 5% of the Company's total assets or more than 10% of the voting securities of such issuer. As a result of changes in the value of the Company's assets during April and May 2009, due to these sales of senior syndicated loans, the Company has fallen below the required 50% asset diversification threshold as of the date of this report. Failure to meet this threshold alone will not result in loss of RIC status in the Company's current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including as a result of the sale of assets, the Company is still deemed under the rules to satisfy the asset diversification test, and therefore maintain RIC status, as long as it has not made any new investments, including additional investments in its portfolio companies (such as advances under outstanding lines of credit), since the time that the Company fell below the 50% threshold. Thus, although the Company currently qualifies as a RIC despite its current, and potential future, inability to meet the 50% asset diversification requirement, if the Company makes any additional investments before regaining compliance with the asset diversification test, RIC status will be threatened. Because, in most circumstances, the Company is contractually required to advance funds on outstanding lines of credit upon the request of its portfolio companies, the Company may have a limited ability to avoid adding to existing investments in a manner that would cause it to fail the asset diversification test as of June 30, 2009 or as of subsequent quarterly measurement dates.

        If the Company were to make a new investment and then fail to meet the 50% threshold, at the next quarterly measurement date, the Company would have thirty days to "cure" its failure of the asset diversification test to avoid a loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of its assets, which could include full or partial divestitures of investments, such that it would once again exceed the 50% threshold. The Company is currently seeking to obtain a short-term credit facility under which it would be able to borrow funds at each quarter end that would allow it to satisfy the asset diversification test for the foreseeable future, thereby allowing the Company to make additional investments prior to June 30, 2009 or thereafter and be in compliance with this test. There can be no assurance, however, that the Company will be able to enter into such a credit facility on reasonable terms, if at all, or that any other cures will be available to the Company such that its investment activity could resume. However, the Company's ability to implement any of these cures would be subject to market conditions and a number of risks and uncertainties that would be, in part, beyond its control.

Proprietary Investments Term Debt Repayments and Revolver Reductions/Extinguishments

        During April 2009, the Company executed the following transactions with certain of its portfolio companies:

  •
  On April 9, 2009, A. Stucki Holding Corp. refinanced a portion of their senior term debt by repaying approximately $2.0 million of principal repayments which represents the next three quarterly payments due under normal amortization on both their senior term A ($1.6 million) and senior term B ($412) loans. Normal amortization is expected to resume on April 1, 2010.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)

Note 13. Subsequent Events (Continued)

  •
  On April 9, 2009, ASH Holdings Corp. made a repayment of approximately $1.1 million on their revolving line of credit which reduced the outstanding balance to $500.

  •
  On April 10, 2009, the Company entered into an agreement to reduce the available credit limit on Mathey Investment, Inc.'s revolving line of credit from $2.0 million to $1.0 million. This was a non-cash transaction.

  •
  On April 10, 2009, the Company made an investment disbursement to Cavert II Holding Corp. for approximately $850 on their revolving line of credit and used the proceeds from it to make the next four quarterly payments due under normal amortization for both their senior term A and senior term B loans in a non-cash transaction. Normal amortization on both of these loans is expected to resume on July 1, 2010. Subsequently, on April 17, 2009, Cavert repaid the outstanding $850 in principal plus accrued interest on its revolving line of credit. The revolving line of credit was then sold to a third party, the Royal Bank of Canada, for a nominal fee.

  •
  On April 13, 2009, the Company entered into an agreement to reduce the available credit limit on Chase II Holdings Corp.'s revolving line of credit from $4.5 million to $3.5 million. This was a non-cash transaction.

Distributions

        On April 16, 2009, the Company's Board of Directors declared the following monthly distributions:

Record Date	Payment Date	Distribution per Share
April 27, 2009	May 8, 2009	$0.04
May 20, 2008	May 29, 2009	$0.04
June 22, 2008	June 30, 2009	$0.04

Interest Rate Cap Agreement

        In May 2009, the Company cancelled its interest rate cap agreement with Deutsche Bank A.G. and entered into a new interest rate cap agreement for a notional amount of $45 million that will effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The Company incurred a premium fee of approximately $40 in conjunction with this agreement.

 Part C—OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

1.    Financial Statements

        The following financial statements of Gladstone Investment Corporation (the "Company" or the "Registrant") are included in the Registration Statement in "Part A: Information Required in a Prospectus:"

GLADSTONE INVESTMENT CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Management on Internal Controls	F-2
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Assets and Liabilities as of March 31, 2009 and March 31, 2008	F-4
Consolidated Schedules of Investments as of March 31, 2009 and 2008	F-5
Consolidated Statements of Operations for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-13
Consolidated Statements of Changes in Net Assets for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-14
Consolidated Statements of Cash Flows for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-15
Financial Highlights for the years ended March 31, 2009, March 31, 2008 and March 31, 2007	F-16
Notes to Consolidated Financial Statements	F-17

2.    Exhibits

Exhibit Number	Description
2.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed July 13, 2007.
2.c	Not applicable.
2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.d.2	Form of Senior indenture, incorporated by reference to Exhibit 2.d.2 to the Registration Statement on Form N-2 (File No. 333-138008), filed on October 16, 2006.
2.d.3	Form of Subordinated indenture, incorporated by reference to Exhibit 2.d.3 to the Registration Statement on Form N-2 (File No. 333-138008), filed on October 16, 2006.
2.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 99.e to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.f	Not applicable.
2.g
Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed June 14, 2006 (renewed on July 8, 2009).
2.h	Not applicable.
2.i
Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 12, 2006.
2.j
Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.k.1
Administration Agreement between the Registrant and Gladstone Administration, LLC, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed June 14, 2006 (renewed on July 8, 2009).
2.k.2
Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.k.3
Trademark License Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit k.3 to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

Exhibit Number	Description
2.k.4	Second Amended and Restated Credit Agreement by and among Gladstone Business Investment LLC, Branch Bank and Trust Company and certain other parties, dated as of April 14, 2009, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704) filed on April 14, 2009.
2.l	Opinion of Cooley Godward Kronish LLP.
2.m	Not applicable.
2.n.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 2.l).
2.n.2	Consent of PricewaterhouseCoopers LLP, filed herewith.
2.o	Not applicable.
2.p
Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2.q	Not applicable.
2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed October 12, 2005.
2.s	Power of Attorney (included on signature page hereto).

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" on page 116 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.    Other Expenses of Issuance and Distribution

Commission registration fee	$16,740
FINRA fee	30,500
Nasdaq Global Select Market additional listing fee	7,500	*
Accounting fees and expenses	65,000	*
Legal fees and expenses	265,000	*
Printing and engraving	65,000	*
Miscellaneous fees and expenses	5,000	*

Total	$454,740	*

    *
    These amounts are estimates.

        All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

Gladstone Investment Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Cavert Wire Holding, Inc., a Delaware corporation, controlled by the Registrant through 63% ownership of issued and outstanding voting securities.

A. Stucki Company, a Delaware corporation, controlled by the Registrant through 55% ownership.

ACME Cryogenics Inc., a Pennsylvania corporation controlled by the Registrant through 71% ownership.

CCE Investment Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant through 48% ownership.

Chase II Holdings Corp., a Delaware corporation controlled by the Registrant through 55% ownership of issued and outstanding voting securities.

ASH Holdings Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant through 74% ownership.

Auto Safety House, LLC, a Delaware limited liability company, controlled by ASH Holdings, Inc. through 72% ownership.

Quench Holdings Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Galaxy Tool Holding Corporation, a Delaware corporation controlled by the Registrant through 40% ownership.

Gladstone Business Investment, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant.

Gladstone Capital Corporation, a Maryland corporation controlled by the Registrant's officers and directors.

Gladstone Capital Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

U.S. Healthcare Communications, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

USHC Legal Inc., a New Jersey corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

Directories Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

Western Directories, Inc., a Delaware corporation controlled by Directories Holdings, Inc. through 51% ownership.

Gladstone Business Loan, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone Financial Corporation, a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

BERTL, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

LYP Holdings Corp., a Delaware corporation controlled by Gladstone Capital Corporation.

LocalTel, LLC, a Delaware limited liability company controlled by LYP Holdings Corp., through 50% ownership.

Lindmark Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

Lindmark Acquisition, LLC a Delaware limited liability company controlled by Lindmark Holdings Corp., through 50% ownership.

Gladstone SBIC GP, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone SBIC, LP, a Delaware limited partnership controlled by Gladstone SBIC GP, LLC, its general partner.

Gladstone Commercial Corporation, a Maryland corporation controlled by the Registrant's officers and directors.

GCLP Business Trust I, a Massachusetts business trust controlled by Gladstone Commercial Corporation.

Gladstone Commercial Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Commercial Corporation.

GCLP Business Trust II, a Massachusetts business trust controlled by Gladstone Commercial Partners, LLC.

Gladstone Commercial Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Commercial Corporation.

First Park Ten COCO San Antonio GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

First Park Ten COCO San Antonio LP, a Delaware limited partnership controlled by its general partner, First Park Ten COCO San Antonio GP LLC.

COCO04 Austin TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

COCO04 Austin TX LP, a Delaware limited partnership controlled by its general partner, COCO04 Austin TX GP LLC.

Pocono PA GCC, LP, a Delaware limited partnership controlled by its general partner, Pocono PA GCC GP LLC.

Gladstone Commercial Limited Partnership, a Delaware limited partnership controlled by its general partner GCLP Business Trust II.

GCC Acquisition Holdings LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SLEE Grand Prairie LP, a Delaware limited partnership controlled by its general partner, GCC Acquisition Holdings, Inc.

EE 208 South Rogers Lane, Raleigh, NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Gladstone Lending LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

260 Springside Drive Akron OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Little Arch04 Charlotte NC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Little Arch Charlotte NC LLC, a Delaware limited liability company controlled by its sole member, Little Arch04 Charlotte NC Member LLC.

CMI04 Canton NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Midway NC Gladstone Commercial LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

GCC Granby LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Granby Property Trust, a Delaware statutory trust controlled by its grantor, GCC Granby LLC.

GCC Dorval LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Dorval Property Trust, a Delaware statutory trust controlled by its grantor, GCC Dorval LLC.

3094174 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

3094175 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

GCC Norfolk LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

WMI05 Columbus OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

2525 N Woodlawn Vstrm Wichita KS LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Corning Big Flats LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Crenshaw SPE GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Crenshaw GCC LP, a Delaware limited partnership controlled by its general partner, OB Crenshaw SPE GP LLC.

HMBF05 Newburyport MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

YorkTC05 Eatontown NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

STI05 Franklin NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

AFL05 Duncan SC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

AFL05 Duncan SC LLC, a Delaware limited liability company controlled by its sole member, AFL05 Duncan SC Member LLC.

MSI05-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

WMI05 Hazelwood MO LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

CI05 Clintonville WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

PZ05 Maple Heights OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

YCC06 South Hadley MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

NW05 Richmond VA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SVMMC05 Toledo OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

ACI06 Champaign IL LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

UC06 Roseville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

TCI06 Burnsville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

RC06 Menomonee Falls WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SJMH06 Baytown TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SJMH06 Baytown TX LP, a Delaware limited partnership controlled by its general partner, SJMH06 Baytown TX GP LLC.

NJT06 Sterling Heights MI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

CMS06-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

MPI06 Mason OH LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

GCC Chicago Holdings, LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

AC07 Lawrenceville GA LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

EE07 Raleigh NC GP LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

EE07 Raleigh NC, L.P., a Delaware limited partnership, controlled by its general partner, EE07 Raleigh NC GP LLC.

WPI07 Tulsa OK LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

APML07 Hialeah FL LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

EI07 Tewksbury MA LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

GBI07 Syracuse NY LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

CDLCI07 Mason OH LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

Gladstone Land Corporation, a Delaware corporation controlled by David Gladstone through indirect 100% stock ownership.

Gladstone Land Partners, LLC, a Delaware limited liability company controlled by its manager, Gladstone Land Corporation.

SC Land, Inc., a California corporation and wholly-owned subsidiary of Gladstone Land Limited Partnership.

Gladstone Land Limited Partnership, a Delaware limited partnership controlled by its general partner, Gladstone Land Partners, LLC.

San Andreas Road Watsonville LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

West Gonzales Road Oxnard LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

Coastal Farming Corporation, a California corporation controlled by David Gladstone through 100% indirect stock ownership.

Gladstone Management Corporation, a Delaware corporation controlled by David Gladstone through 100% indirect stock ownership.

Gladstone Administration, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Management Corporation.

Gladstone General Partner, LLC, a Delaware limited liability company controlled by its manager, Gladstone Management Corporation.

Gladstone Participation Fund LLC, a Delaware limited liability company controlled by Gladstone General Partner, LLC.

Gladstone Partners Fund, LP, a Delaware limited partnership controlled by its general partner, Gladstone Management Corporation.

FTCH107 Grand Rapids MI LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

DBP107 Bolingbrook IL LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

Pocono PA GCC GP LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

RCOG07 Georgia LLC, a Delaware limited liability company, controlled by its manager Gladstone Commercial Limited Partnership.

C08 Fridley MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SRFF08 Reading PA GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SRFF08 Reading PA, L.P., a Delaware limited partnership controlled by its general partner, SRFF08 Reading PA GP LLC.

OS08 Winchester VA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

RB08 Concord OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

RPT08 Pineville NC GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

RPT08 Pineville NC L.P., a Delaware limited partnership controlled by its general partner, RPT08 Pineville NC GP LLC.

FMCT08 Chalfont PA GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

FMCT08 Chalfont PA, L.P., a Delaware limited partnership controlled by its general partner, FMCT08 Chalfont PA GP LLC.

D08 Marietta OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

ELF08 Florida LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Item 29.    Number of Holders of Securities

        The following table sets forth the approximate number of record holders of our common stock at July 15, 2009.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	36

Item 30.    Indemnification

        Subject to the Investment Company Act of 1940 as amended, or the 1940 Act, or any valid rule, regulation or order of the Securities and Exchange Commission, or the SEC, thereunder, our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity.

        In addition, the investment advisory and management agreement between us and our Adviser, as well as the administration agreement between us and our Administrator, each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the investment advisory and management agreement or otherwise as our investment adviser, or the rendering of our Administrator's services under the administration agreement, or otherwise as an administrator for us, as applicable.

Item 31.    Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management." Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC, and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

  (2)
  the Transfer Agent, BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310;

  (3)
  the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

  (4)
  the Custodian, The Bank of New York Mellon Corp., 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217; and

  (5)
  the Collateral Custodian, The Bank of New York Mellon Corp., 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217.

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

  1.
  We hereby undertake to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement.

  2.
  We hereby undertake:

  (a)
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

  (ii)
  to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

  (c)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

  (d)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

  (e)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (i)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

  (ii)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (iii)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  3.
  We hereby undertake that:

  (a)
  for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

  (b)
  for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and Commonwealth of Virginia, on the 21st day of July 2009.

GLADSTONE INVESTMENT CORPORATION
By:	/s/ DAVID GLADSTONE David Gladstone Chairman of the Board and Chief Executive Officer

        KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Terry L. Brubaker and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on July 21, 2009:

By:	/s/ DAVID GLADSTONE David Gladstone Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)
By:	/s/ MARK PERRIGO Mark Perrigo Chief Financial Officer (principal financial and accounting officer)
By:	/s/ TERRY L. BRUBAKER Terry L. Brubaker Vice Chairman, Chief Operating Officer, Secretary and Director
By:	/s/ GEORGE STELLJES III George Stelljes III Chief Investment Officer and Director

By:	/s/ DAVID A.R. DULLUM David A.R. Dullum President and Director
By:	/s/ ANTHONY W. PARKER Anthony W. Parker Director
By:	/s/ MICHELA A. ENGLISH Michela A. English Director
By:	/s/ PAUL W. ADELGREN Paul W. Adelgren Director
By:	/s/ MAURICE W. COULON Maurice W. Coulon Director
By:	/s/ JOHN H. OUTLAND John H. Outland Director
By:	/s/ GERARD MEAD Gerard Mead Director

Exhibit List

Exhibit Number	Description
2.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed July 13, 2007.
2.c	Not applicable.
2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.d.2	Form of Senior Indenture, incorporated by reference to Exhibit 2.d.2 to the Registration Statement on Form N-2 (File No. 333-138008), filed on October 16, 2006.
2.d.3	Form of Subordinated Indenture, incorporated by reference to Exhibit 2.d.3 to the Registration Statement on Form N-2 (File No. 333-138008), filed on October 16, 2006.
2.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 99.e to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.f	Not applicable.
2.g
Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed June 14, 2006 (renewed on July 8, 2009).
2.h	Not applicable.
2.i
Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 12, 2006.
2.j
Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.k.1
Administration Agreement between the Registrant and Gladstone Administration, LLC, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed June 14, 2006 (renewed on July 8, 2009).
2.k.2
Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.k.3
Trademark License Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit k.3 to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

Exhibit Number	Description
2.k.4	Second Amended and Restated Credit Agreement by and among Gladstone Business Investment LLC, Branch Bank and Trust Company and certain other parties, dated as of April 14, 2009, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704) filed on April 14, 2009.
2.l	Opinion of Cooley Godward Kronish LLP.
2.m	Not applicable.
2.n.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 2.l).
2.n.2	Consent of PricewaterhouseCoopers LLP, filed herewith.
2.o	Not applicable.
2.p
Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2.q	Not applicable.
2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed October 12, 2005.
2.s	Power of Attorney (included on signature page hereto).

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
GLADSTONE INVESTMENT CORPORATION
THE OFFERING
FEES AND EXPENSES
ADDITIONAL INFORMATION
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
SHARE PRICE DATA
CONSOLIDATED SELECTED FINANCIAL DATA
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION AS A BUSINESS DEVELOPMENT COMPANY
DESCRIPTION OF OUR SECURITIES
CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS
SHARE REPURCHASES
PLAN OF DISTRIBUTION
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
EXPERTS
GLADSTONE INVESTMENT CORPORATION INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
Report of Management on Internal Controls
Report of Independent Registered Public Accounting Firm
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED SCHEDULES OF INVESTMENTS MARCH 31, 2009 (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED SCHEDULES OF INVESTMENTS MARCH 31, 2008 (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE INVESTMENT CORPORATION CONSOLIDATED FINANCIAL HIGHLIGHTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)
GLADSTONE INVESTMENT CORPORATION NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2009 (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA OR UNLESS OTHERWISE INDICATED)
Part C—OTHER INFORMATION
  Item 25. Financial Statements and Exhibits
GLADSTONE INVESTMENT CORPORATION INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
  Item 26. Marketing Arrangements
  Item 27. Other Expenses of Issuance and Distribution
  Item 28. Persons Controlled by or Under Common Control
  Item 29. Number of Holders of Securities
  Item 30. Indemnification
  Item 31. Business and Other Connections of Investment Adviser
  Item 32. Location of Accounts and Records
  Item 33. Management Services
  Item 34. Undertakings
SIGNATURES